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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

IMPAC MORTGAGE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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 IMPAC MORTGAGE HOLDINGS, INC.
19500 Jamboree Road
Irvine, California 92612

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 23, 2020
9:00 A.M. (Pacific Daylight Time)

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of IMPAC MORTGAGE HOLDINGS, INC. ("IMH," "we," "our," "us," or the "Company"), a Maryland corporation, to be held at 19500 Jamboree Road, Irvine, California 92612 on June 23, 2020, at 9:00 a.m. (Pacific Daylight Time).

The annual meeting of stockholders is being held for the following purposes:

  1.
  To elect a Board of Directors to serve for the ensuing year;

  2.
  To approve the Impac Mortgage Holdings, Inc. 2020 Equity Incentive Plan;

  3.
  To approve, on an advisory basis, the compensation of our named executive officers;

  4.
  To approve the Company's Tax Benefits Preservation Rights Agreement;

  5.
  To ratify the appointment of Squar Milner LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020; and

  6.
  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only holders of our common stock of record at the close of business on April 20, 2020 will be entitled to vote and participate at the Meeting and any postponements, adjournments or continuations thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 23, 2020. The 2020 Proxy Statement and the Annual Report to Stockholders for the year ended December 31, 2019 are also available at http://www.viewproxy.com/impaccompanies/2020.

In accordance with the rules of the Securities and Exchange Commission, we are sending a Notice of Internet Availability of Proxy Materials to the holders of record and beneficial owners of our capital stock as of the close of business on the record date (April 20, 2020). The Notice of Internet Availability contains instructions on how to access our materials on the Internet, as well as instructions on obtaining a paper copy of the proxy materials.

You are cordially invited to attend the Meeting. However, if you do not expect to attend or if you plan to attend but desire the proxy holders to vote your shares, please promptly date and sign your proxy card and return it in the enclosed postage paid envelope or you may also instruct the voting of your shares over the Internet or by telephone by following the instructions on your proxy card. Voting by written proxy, over the Internet, or by telephone will not affect your right to vote in person in the event you find it convenient to attend.

By order of the Board of Directors

Dated: May 1, 2020	Nima J. Vahdat, General Counsel & Secretary

 IMPAC MORTGAGE HOLDINGS, INC.
19500 Jamboree Road, Irvine, CA. 92612
(949) 475-3722

PROXY STATEMENT

FOR ANNUAL STOCKHOLDERS MEETING TO BE HELD ON
JUNE 23, 2020 AT 9:00 A.M. (PACIFIC DAYLIGHT TIME)

This proxy statement is being furnished by Impac Mortgage Holdings, Inc., a Maryland corporation (the "Company"), in connection with the annual meeting of stockholders to be held on June 23, 2020 at 9:00 a.m. (Pacific Daylight Time) at 19500 Jamboree Road, Irvine, California 92612 (the "Meeting" or the "Annual Meeting"). We anticipate that the Notice of Internet Availability of Proxy Materials will be sent, and this proxy statement and the form of proxy relating to our Meeting will be made available, to our stockholders commencing on or about May 1, 2020.

The purpose of the Meeting is to seek stockholder approval of the following proposals: (1) electing a Board of Directors (the "Board" or "Board of Directors") to serve for the ensuing year; (2) approving the Impac Mortgage Holdings, Inc. 2020 Equity Incentive Plan; (3) approving, on an advisory basis, the compensation of our named executive officers; (4) approving the Company's Tax Benefits Preservation Rights Agreement; and (5) ratifying the appointment of Squar Milner LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020.

Notice of Internet Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission ("SEC"), we are providing access to our proxy materials over the Internet. We are sending a Notice of Internet Availability of Proxy Materials to our stockholders of record and our beneficial owners. All stockholders will have the option to access the proxy materials on the website referred to in the Notice of Internet Availability or to request a printed set of the proxy materials. The Notice of Internet Availability will provide you with instructions on how to access the proxy materials over the Internet or to request printed copies of the proxy materials and on how to vote on the proposals.

Solicitation of Proxies

Our Board of Directors is soliciting the enclosed proxy.    We will bear the cost of this solicitation of proxies. Solicitations will be made by mail and over the Internet based on our Notice of Internet Availability of Proxy Materials. We may also solicit proxies personally or by telephone. We will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our common stock.

Annual Report

Our annual report to stockholders for the year ended December 31, 2019 will be concurrently provided to each stockholder at the time we send this proxy statement and the enclosed proxy.

Stockholders may also request a free copy of our Form 10-K for the year ended December 31, 2019 by writing to Corporate Secretary, Impac Mortgage Holdings, Inc., 19500 Jamboree Road, Irvine, California 92612. Alternatively, stockholders may access our 2019 Form 10-K on the Company's website located at www.impaccompanies.com. We will also furnish any exhibit to our 2019 Form 10-K if specifically requested.

Voting Requirements & Procedures

Your vote is important. If you hold your shares as a record holder, your shares can be voted at the Meeting only if you are present in person at the Meeting or your shares are represented by proxy. Even if you plan to attend the Meeting, we urge you to vote by proxy in advance. You may vote your shares when you view the proxy materials on the Internet following the instructions in the Notice of Internet Availability, or if you request a paper copy of the proxy materials as instructed on the Notice of Internet Availability, by using one of the following three methods:

  (1)    you may vote by mail, by marking your proxy card, and then date, sign and return it in the postage-paid envelope provided;

  (2)    you may direct your vote electronically by accessing the website located at www.cesvote.com and following the on-screen instructions; or

  (3)    you may vote by calling the toll-free number listed on your proxy card.

Please have your Notice of Internet Availability or proxy card in hand when going online or calling. If you instruct the voting of your shares electronically or telephonically, you do not need to return your proxy card.

If you hold your shares beneficially in "street name" through a nominee (such as a bank or stock broker), then the proxy materials are being forwarded to you by the nominee and you may be able to vote by telephone, over the Internet as well as by mail based on the instructions you receive from your nominee. You should follow the instructions you receive from your nominee to vote these shares in accordance with the voting instructions you receive from your broker, bank or other nominee. If you are a stockholder who owns shares through a broker and you intend to vote at the Meeting, you must obtain a legal proxy from the bank, broker or other holder of record of your shares to be entitled to vote those shares in person at the Meeting.

Quorum; Voting Rights

Holders of our common stock of record at the close of business on April 20, 2020 (the "Record Date") will be entitled to vote at the Meeting or any adjournment or postponement of the Meeting. There were 21,264,926 shares of common stock, $0.01 par value per share, outstanding as of the Record Date. Each share of our common stock is entitled to one vote and the presence, in person or by proxy, of holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum for the Meeting. Abstentions and broker non-votes will be considered present and entitled to vote for the purpose of determining the presence of a quorum. Stockholders may not cumulate their votes.

Counting of Votes

If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. All properly executed proxies delivered pursuant to this solicitation, and not revoked, will be voted at the Meeting in accordance with the directions given. If you sign and return your proxy card without giving specific voting instructions, your shares will be voted as follows:

  (1)
  FOR the nominees to our Board of Directors;

  (2)
  FOR the approval of the Impac Mortgage Holdings, Inc. 2020 Equity Incentive Plan;

  (3)
  FOR the approval, on an advisory basis, of the compensation of our named executive officers;

  (4)
  FOR the approval of the Company's Tax Benefits Preservation Rights Agreement; and

  (5)
  FOR the ratification of Squar Milner LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020.

Representatives of our transfer agent will assist us in the tabulation of the votes.

Abstentions and Broker Non-Votes

An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A broker "non-vote" is a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on certain types of proposals that are non-routine matters and has not received instructions from its customer regarding how to vote on a particular proposal. Brokers that hold shares of common stock in "street name" for customers that are the beneficial owners of those shares may generally vote on routine matters. However, brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member.

Refer to each proposal for a discussion of the effect of abstentions and broker non-votes. Without instructions, brokers will not be able to vote on Proposals 1, 2, 3, or 4.

Revocability of Proxy

Any proxy given may be revoked at any time prior to its exercise by notifying the Secretary of Impac Mortgage Holdings, Inc. in writing of such revocation, by duly executing and delivering another proxy bearing a later date (including an Internet or telephone vote), or by attending the Meeting and voting in person.

Interest of Executive Officers and Directors

None of the Company's executive officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting, except to the extent that the executive officers and directors are eligible to receive awards under the Impac Mortgage Holdings, Inc. 2020 Equity Incentive Plan, and, with respect to each director, to the extent that a director is named as a nominee for election to the Board of Directors.

Householding

"Householding" is a program, approved by the SEC, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in "street name," your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be "householding" materials to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, "householding" will not apply to your shares.

Postponement or Adjournment of Meeting

If a quorum is not present or represented, our bylaws permit the stockholders entitled to vote at the Meeting, present in person or represented by proxy, to adjourn the Meeting from time to time to a date not more than 120 days after the original record date without notice other than the announcement at the Meeting.

 PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our directors are elected annually to serve until the next annual meeting of stockholders and thereafter until their successors are elected and qualify. Our charter and bylaws currently provide for a variable number of directors with a range between one and fifteen members. The size of our Board of Directors is currently set at six but will be fixed at five directors prior to the Annual Meeting as Mr. Richard H. Pickup has decided not to stand for reelection. No proxy may vote for more than five nominees for director. Accordingly, a Board of five directors is to be elected at the Meeting, all of whom have been recommended for nomination by the members of the Governance and Nomination Committee of the Board.

Unless otherwise directed by stockholders within the limits set forth in the bylaws, the proxy holders will vote all shares represented by proxies held by them for the election of the maximum number of the following nominees:

  •
  Thomas B. Akin,
  •
  Katherine J. Blair,
  •
  Frank P. Filipps,
  •
  Stewart B. Koenigsberg, and
  •
  George A. Mangiaracina.

We have been advised that all of the nominees have indicated their availability and willingness to serve if elected. If elected, each such nominee will serve for a term expiring at our annual meeting of stockholders in 2021. You can find information about director nominees below under the section "Board of Directors and Executive Officers."

In the event that any nominee becomes unavailable or unable to serve as a director, prior to the voting, the proxy holders will refrain from voting for the unavailable nominee, will vote for a substitute nominee in the exercise of their best judgment or the Board may determine to reduce the size of the Board.

Vote Required

You may vote in favor of any or all of the nominees or you may also withhold your vote as to any or all of the nominees. In order to elect a nominee, the affirmative vote of a plurality of all of the votes cast at the Meeting is necessary for the election of the nominee for director assuming a quorum is present. "Plurality" means that the nominees receiving the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the Meeting. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the nominees. If you hold your shares in "street name" and you do not instruct your broker how to vote in the election of directors, a broker non-vote will occur and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES.

 PROPOSAL NO. 2

APPROVAL OF 2020 EQUITY INCENTIVE PLAN

The Board of Directors is asking our stockholders to approve the Impac Mortgage Holdings, Inc. 2020 Equity Incentive Plan (the "2020 Plan"). The 2020 Plan is designed to replace our 2010 Omnibus Incentive Plan (the "2010 Plan"), which is scheduled to expire on July 19, 2020.

The Board believes that the 2020 Plan is important for attracting and retaining well-qualified employees and directors in a competitive labor market and that the 2020 Plan will provide a significant incentive for our employees, directors and consultants to increase the value of the Company for all stockholders, which is essential to our long-term growth and success. The Board believes that the number of shares authorized under the 2020 Plan reflects an appropriate balance between providing us with the flexibility to offer an equity award program over a multi-year period and stockholder dilution considerations.

No new awards may be granted under the 2010 Plan after the date of adoption of the 2020 Plan by the Board, which occurred on April 8, 2020. The 2010 Plan will remain in place only for the issuance of shares of our common stock pursuant to equity compensation awards granted prior to April 8, 2020 and outstanding under the 2010 Plan, which awards will continue to be governed by the terms of the 2010 Plan. Although the 2020 Plan already has been adopted by the Board, no equity awards are permitted to be granted under the 2020 Plan unless and until stockholder approval is received within 12 months of the Board adoption. The 2020 Plan authorizes the grant of awards relating to up to 2,000,000 shares of our common stock.

Summary of the 2020 Plan

The principal features of the 2020 Plan are described below. However, this summary of the 2020 Plan does not purport to be exhaustive and is expressly qualified in its entirety by reference to the full text of the 2020 Plan document, which is attached to this proxy statement as Appendix A.

Administration

Unless assumed by the Board, in its sole discretion, the 2020 Plan will be administered and interpreted by the Compensation Committee of our Board, which is comprised of three of our non-employee directors, each of whom is a "nonemployee director" within the meaning of applicable federal securities laws and "independent" within the meaning of applicable stock exchange listing requirements. Subject to the provisions of the 2020 Plan, the Compensation Committee has full power and authority (a) to select the participants to whom awards are to be granted, (b) to set the terms and conditions of the awards at initial grant and any subsequent revisions or changes to the terms and conditions of awards, including, but not limited to, changes to, or removal of restrictions on, outstanding awards relating to vesting, restriction periods and exercise periods, (c) to interpret the 2020 Plan, (d) to adopt, amend and revoke rules for the administration, interpretation and application of the 2020 Plan, (e) to adopt, amend and revoke sub-plans or supplements to the 2020 Plan, including to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions in which the Company or any subsidiary of the Company operates or whose citizens or residents may be granted awards, and (f) to interpret any rules, guidelines and policies relating to the 2020 Plan and any sub-plans and supplements to the 2020 Plan.

Types of Awards

Our 2020 Plan provides the Compensation Committee with the authority to grant a variety of types of equity awards, which include incentive stock options, nonqualified stock options, stock appreciation rights (SARs), restricted stock, restricted stock units (RSUs), and other stock-based awards, briefly summarized as follows:

Incentive Stock Options or Nonqualified Stock Options.    Options entitle the participant to purchase shares of our common stock over time for an exercise price fixed on the date of the grant. The exercise price may not be less than 100% of the fair market value of our common stock on the date of the grant. The exercise price may be paid in cash, by the transfer of shares of our common stock meeting certain criteria, by the sale through a broker of a portion of the shares acquired upon exercise, by applying the value of a portion of the shares acquired upon exercise and issuing only the net balance of the shares, or by a combination of these methods. The participant has no rights as a stockholder with respect to any shares covered by the option until the option vests and is exercised by the participant and shares are issued by us.

Stock Appreciation Rights.    SARs entitle the participant to receive the appreciation in the fair market value of our common stock between the date of grant and the exercise date either in cash or in the form of shares of our common stock. For cash-settled SARs, the participant will have no rights as a stockholder. For stock-settled SARs, the participant will have no rights as a stockholder with respect to any shares covered by the SAR until the award vests and is exercised by the participant and we issue the shares.

Restricted Stock and Restricted Stock Units.    Restricted stock awards are shares of our common stock that vest in accordance with terms and conditions established by the Compensation Committee. Restricted stock units provide for the issuance of shares of our common stock at a later date or event upon vesting in accordance with terms and conditions established by the Compensation Committee. Shares of restricted stock and RSUs that do not satisfy vesting conditions are subject to forfeiture. In either case, the vesting conditions may be based on continued employment (or other service) with us and our affiliates and/or achievement of performance goals. Unless otherwise provided in the applicable award agreement, a participant granted restricted stock will have the rights of a stockholder for the common stock subject to restrictions, including voting and dividend rights, but not the right to sell or transfer the shares. A participant granted RSUs does not have stockholder rights until shares are issued, if at all, but may be granted dividend equivalent rights prior to the issuance of shares.

Other Stock-Based Awards.    Other stock-based awards permitted under our 2020 Plan include awards that may be settled in cash or in shares of our common stock and are valued in whole or in part by reference to shares of our common stock.

Eligibility

All of our employees, officers, directors and consultants are eligible to participate in the 2020 Plan. All participants may receive all types of awards under the 2020 Plan, except that incentive stock options may be granted only to employees (including officers and directors who are also employees). The Compensation Committee determines which persons eligible to participate will receive awards and the terms of their individual awards.

On March 31, 2020, we had approximately 578 employees (including officers and directors who are also employees), five non-employee directors and approximately 63 consultants who were then eligible to participate in the 2020 Plan. The actual number of persons who will receive awards from time to time cannot be determined in advance because the Compensation Committee has the discretion to select the award recipients. As of the date of this proxy statement, the Compensation Committee has not made any grants of awards to any of our directors or executive officers under the 2020 Plan.

Maximum Shares Reserved

The maximum number of shares of our common stock available for issuance under the 2020 Plan is 2,000,000 shares. This includes the maximum number of shares that may be granted as incentive stock options under the 2020 Plan, which also is 2,000,000 shares.

Shares issued with respect to restricted stock awards, RSUs and other "full value" awards granted under the 2020 Plan are counted against the 2020 Plan's maximum share limit as two shares for every one share actually issued in connection with the award. Shares issued with respect to stock options and stock appreciation rights are counted as one share against the maximum share limit. For example, if 100 shares of restricted stock are granted under the 2020 Plan, 200 shares will be counted against the 2020 Plan's maximum share limit for that award.

The following additional rules apply for counting shares against the maximum share limit under the 2020 Plan:

  •
  Shares of stock underlying any awards that are forfeited, canceled or otherwise terminated (other than by exercise) and shares that are forfeited or repurchased by the Company for an amount not greater than the participant's exercise or purchase price will be added back to the shares of stock available for issuance under the 2020 Plan on the same basis (either two-for-one or one-for-one) as such shares were charged against the maximum share limit upon grant.
  •
  Shares tendered or held back upon exercise of an option or settlement of a stock appreciation right to cover the exercise price or tax withholding will count against the limit and will not be available for future issuance under the 2020 Plan.
  •
  Shares tendered or held back upon the vesting or settlement of any restricted stock, RSUs, and other full value stock-based awards to cover tax withholding will not be added back to the shares available for grant under the 2020 Plan.
  •
  Upon exercise of stock appreciation rights, the gross number of shares exercised will be deducted from the total number of shares remaining available for issuance under the 2020 Plan.

Limitation on Non-Employee Director Compensation

In order to provide a meaningful and specific limit on the compensation that may be provided to non-employee directors under the 2020 Plan, the maximum aggregate value of awards granted under the 2020 Plan and cash compensation payable to any non-employee director in any one calendar year may not exceed $500,000 (other than for extraordinary services), as determined for our financial accounting purposes as of the date of grant.

Terms of Awards

The Compensation Committee will determine the types of awards to be granted from among those provided under the 2020 Plan and the terms of such awards, including the number of shares of our common stock or other securities underlying the awards; restrictions and vesting requirements, which may be time-based vesting or vesting upon satisfaction of performance goals and/or other conditions; the exercise price for options and SARs, which may not be less than 100% of the fair market value of a share on the grant date; and, where applicable, the expiration date of awards, which for options and SARs may not be more than ten years after the grant date.

Minimum Vesting of Awards

No stock option or SAR may become vested or exercisable and no restricted stock, RSUs or stock-based awards may become vested less than one year following the grant date of such award; provided, however, that the Compensation Committee may provide for earlier exercisability or vesting in the event a participant's service terminates due to death or disability or following a Change in Control (defined below), and the Compensation Committee may provide for earlier exercisability and vesting of awards that in the aggregate do not exceed 5% of the total number of shares of common stock authorized to be issued under the 2020 Plan.

Performance-Based Awards

Vesting and/or exercise of awards under the 2020 Plan may be made subject to the satisfaction of financial criteria or other objective performance measures. As established by the Compensation Committee, performance criteria may be measured either in absolute terms or compared to results of a peer group and may be measured at a business unit level or other Company-specific basis specified by the Compensation Committee. Different performance criteria and performance goals may be used for different participants or for different awards to the same participant.

No Repricing

Without the prior approval of our stockholders, options and SARs granted under the 2020 Plan may not be repriced, replaced, regranted or amended to reduce the exercise price, and any options and SARs with exercise prices greater than current fair market value may not be canceled in exchange for cash or any other award under the Plan.

Transferability of Awards

Awards under the 2020 Plan generally are not transferable by the participant other than by will or the laws of descent and distribution and are generally exercisable, during the participant's lifetime, only by the participant. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the participant or the participant's estate or legal representative or guardian. The Compensation Committee has discretion, however, to permit the transfer by gift of awards other than incentive stock options to a participant's immediate family members or to trusts or partnerships for their benefit or to foundations that they control.

Adjustments and Substitute Awards

The share limits and the number and kind of shares available under the 2020 Plan, and the shares subject to any outstanding awards, as well as the exercise or purchase prices of such awards, are subject to adjustment in the event of certain reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off, combination or other similar change in our capital stock or the number or kind of shares outstanding.

In the event we acquire another entity, the 2020 Plan provides for the issuance of substitute equity awards for existing equity compensation of the acquired company, which do not count against the 2020 Plan aggregate share limit.

Change in Control

If the Company undergoes a change in control, which includes certain corporate transactions such as a merger, reorganization or consolidation resulting in a change in majority ownership, a sale of substantially all of our assets, a sale of more than 50% of our stock, or a change in the majority of directors on our Board during a 12-month period (each, a "Change in Control"), then awards outstanding under the 2020 Plan may be assumed, substituted or otherwise continued or may be cashed out or exchanged for other property based upon the fair market value of our common stock or the consideration paid per share in a Change in Control. Awards that are not assumed, substituted, or otherwise continued upon such an event will terminate if not exercised. Vesting and exercisability of awards outstanding upon a Change in Control may be accelerated at the discretion of the Compensation Committee, which may include circumstances in which a participant's employment is terminated in connection with the Change in Control or in which the acquirer fails to assume, continue or substitute for such awards.

Clawback of Awards

Awards granted to an executive officer of the Company under the 2020 Plan will be subject to recovery or clawback if the Compensation Committee later determines either (i) that financial results used to determine the amount of that award must be materially restated and that the executive officer engaged in fraud or intentional misconduct related thereto or (ii) that recovery or repayment of the award is required by the Sarbanes-Oxley Act or other applicable law. In addition, the Compensation Committee may provide that any award, including any shares subject to or issued under an award, is subject to any other recovery, recoupment, clawback and/or other forfeiture policy maintained by the Company from time to time.

Amendment and Termination

The Board may amend or terminate the 2020 Plan at any time, provided that any such amendment or termination may not adversely affect any awards then outstanding without the participant's consent. Amendments to increase the number of shares of common stock available for awards under the 2020 Plan, amendments to alter or delete the stockholder approval requirement for repricing options and SARs, and any other amendments for which stockholder approval is required by applicable laws, regulations or stock exchange rules may not be adopted without stockholder approval. No awards will be granted under the 2020 Plan after April 8, 2030.

Federal Tax Aspects

The following is a general discussion of certain U.S. federal income tax consequences relating to certain of the awards that may be issued under the 2020 Plan, based on U.S. federal income tax laws in effect on the date of this proxy statement. This discussion is general in nature only, and is not intended to be specific income tax advice on which we or any participant will rely. This summary does not describe all of the possible federal income tax consequences that could result from the acquisition, holding, exercise or disposition of any award or of any shares of common stock received pursuant to any award granted under the 2020 Plan. This summary does not describe any state, local or foreign tax consequences or any gift, estate or excise tax consequences.

Tax Consequences to Participants

Incentive Stock Options.    A participant will not recognize income upon the grant of an incentive stock option. Furthermore, a participant will not recognize ordinary income upon the exercise of an incentive stock option if he or she satisfies certain employment and holding period requirements, although the exercise may be subject to alternative minimum tax. To satisfy the employment requirement, a participant must exercise the option not later than three months after he or she ceases to be our employee (one year if he or she is disabled). To satisfy the holding period requirement, a participant must hold the shares acquired upon exercise of the incentive stock option for more than two years from the grant of the option and more than one year after the shares are transferred to him or her. If these requirements are satisfied, a participant will be taxed on the difference between his or her basis in the shares (which is typically the option exercise price) and the net proceeds of the sale at capital gain rates on the sale of the shares.

If the employment requirement is not met, the option will be taxed as a nonqualified stock option at the time of exercise. If a participant disposes of shares of our common stock acquired upon the exercise of an incentive stock option without satisfying the holding period requirement, that participant generally will recognize ordinary income as of the date of disposition equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the selling price and the exercise price; and additional gain on disposition generally will be long-term or short-term capital gain.

Nonqualified Stock Options.    In general, a participant will not recognize income at the time a nonqualified stock option is granted. At the time of exercise of the option, the participant will recognize ordinary income if the shares are not then subject to a substantial risk of forfeiture. The amount of such income will be equal to the difference between the option exercise price and the fair market value of the shares of our common stock on the date of exercise. At the time of the sale of the shares of our common stock acquired pursuant to the exercise of an option, appreciation in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain, and depreciation in value will be treated as short-term or long-term capital loss, depending on how long the shares have been held. Long-term capital gains may be eligible for reduced tax rates if the participant has satisfied applicable holding period requirements.

Stock Appreciation Rights.    In general, a participant will not recognize income at the time a stock appreciation right is granted. Upon exercise of the right, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares on the exercise date over the exercise price, whether such amount is payable in cash or in shares of common stock. If the participant receives such excess value in common stock, any additional gain or any loss recognized upon later disposition of any shares received on exercise will be capital gain or loss.

Restricted Stock.    In general, a participant will not have taxable income upon the grant of restricted stock. Instead, at the time the participant holds stock free of any substantial risk of forfeiture, the participant will recognize ordinary income equal to the fair market value (on that date) of the shares or other property less any amount paid. Alternatively, the participant may elect under Section 83(b) of the Internal Revenue Code (the "Code") to include as ordinary income in the year of grant of restricted stock, an amount equal to the fair market value (on the grant date) of the restricted stock less any amount paid. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses with the basis for this purpose equal to the fair market value of the shares at the end of the restriction period (or on the date of receipt of the restricted stock, if the participant elects to be taxed upon grant). To the extent dividends are payable during the restricted period under the applicable award agreement, any such dividends will be taxable to the participant at ordinary income tax rates and will be deductible by the Company unless the participant has elected to be taxed on the fair market value of the restricted stock upon transfer, in which case they will be taxable to the participant as dividends and will not be deductible by the Company.

Restricted Stock Units.    A participant normally will not recognize taxable income upon an award of restricted stock units. Upon the lapse of the restrictions and the issuance of the earned shares, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the common stock received.

Other Stock-Based Awards.    Normally, a participant will not recognize taxable income upon the grant of performance awards or other stock-based awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will be taxed as ordinary income to the participant.

Tax Withholding.    Ordinary income recognized on exercise of nonqualified stock options and stock appreciation rights and on vesting of restricted stock, restricted stock units and other similar awards is subject to income and employment tax wage withholding, unless the participant is a non-employee director or consultant. The Compensation Committee may allow a participant to satisfy his or her tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by payment in cash, withholding from the participant's other compensation, electing to have shares withheld, and/or delivering to us already-owned shares of our common stock.

Section 409A.    A participant receiving an award that is subject to, but fails to comply with, the deferred compensation requirements of Section 409A of the Code ("Section 409A") may be subject to a penalty tax of 20% of the income from such award plus interest charges, in addition to ordinary income tax. Failure to comply with Section 409A also may result in an acceleration of the timing of income taxation of such awards. Awards granted under the 2020 Plan are intended to be exempt from or to comply with the rules of Section 409A.

Tax Consequences to the Company.

To the extent that a participant recognizes ordinary income as described above, we will generally be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Section 162(m) Limitation.    Section 162(m) of the Code and the regulations thereunder contain special rules regarding the income tax deductibility of compensation paid to our chief executive officer, our chief financial officer and to certain of our other executive officers, or to any person who previously was such an officer at any time on or after January 1, 2017. The general rule is that compensation paid to any of these specified executives is deductible only to the extent that it does not exceed $1,000,000 in any tax year. Prior to 2020, certain "performance-based compensation" was exempt from this $1,000,000 limitation on deductibility, but this exemption from the limitation has been removed from Section 162(m) of the Code and is no longer applicable for income tax deductibility purposes.

Stockholder Dilution Considerations

The following table reflects the number of shares of our common stock that will be available for awards under the 2020 Plan in combination with awards outstanding under the 2010 Plan:

Number of shares that will be authorized for future grant after stockholder approval of the 2020 Plan(1)	2,000,000
Number of shares relating to outstanding stock options at 3/31/2020	881,886
Number of shares outstanding relating to full-value awards at 3/31/2020	422,530
Weighted average remaining term of outstanding options at 3/31/2020	7.84 years
Weighted average exercise price of outstanding options at 3/31/2020	$8.00

(1)
Grants of stock-based awards other than options or SARs will count against the authorization as 2.00 shares.

To protect stockholder interests from the potential dilutive impact of equity awards, we actively manage our equity plan resources as effectively as possible, as indicated by the table below. The "unadjusted burn rate" for any particular fiscal year is the total number of shares of our common stock issuable under the equity-based awards granted in that fiscal year divided by our weighted average total number of shares of common stock issued and outstanding during that fiscal year.

Our unadjusted burn rates for the past three fiscal years are set forth in the following table:

Year	Stock Options Granted	Restricted Shares Granted	Total Granted	Weighted Average Common Shares Outstanding	Burn Rate
2019	592,500	280,138	872,638	21,189,119	4.12
2018	90,000	—	90,000	21,026,200	0.43
2017	388,450	30,000	418,450	19,437,532	2.15
3-Year Average	356,983	103,379	460,363	20,550,950	2.23

We anticipate that the 2,000,000 shares under the 2020 Plan will give us flexibility to grant equity awards for three or four years, accommodating anticipated grants relating to the hiring, retention and promotion of employees and for the compensation of non-employee directors and consultants for such period. However, the total number of shares available under the 2020 Plan could be exhausted sooner based on any number of variables, including, without limitation, the value of our common stock, changes in competitors' compensation practices or changes in compensation practices in the market generally, changes in the number of employees, changes in the number of directors and officers, the extent to which vesting conditions applicable to equity-based awards are satisfied, the need to attract, retain and incentivize key talent, the type of awards we grant, and how we choose to balance total compensation between cash and equity-based awards.

The inclusion of this information in this proxy statement should not be regarded as an indication that the assumptions used to determine the number of shares will be predictive of actual future equity grants. These assumptions are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These statements involve risks and uncertainties that could cause actual outcomes to differ materially from those in the forward-looking statements, including our ability to attract and retain talent, achievement of performance metrics with respect to certain equity-based awards, the extent of option exercise activity, and others described in our Form 10-K for the year ended December 31, 2019.

Plan Benefits

The future benefits or amounts that would be received under the 2020 Plan are discretionary and are therefore not determinable at this time. Similarly, the benefits or amounts which would have been received by or allocated to executive officers and our other employees for the last completed fiscal year if the 2020 Plan had been in effect cannot be determined. However, we expect that future awards under the 2020 Plan will be granted in a manner substantially consistent with the historical grant of awards under the 2010 Plan. For information about grants made in 2019 under the 2010 Plan to our named executive officers, see the "Summary Compensation Table" herein. For information regarding the size and structure of awards made in the past, please see the disclosures in this proxy statement under "Outstanding Option Awards at December 31, 2019" and "Equity Compensation Plan Information."

Market Value of Underlying Securities

Our common stock underlies all of the options and other awards to be made under the 2020 Plan. The market value of our common stock at the close of trading on the NYSE American on the Record Date was $1.93 per share.

Vote Required

You may vote in favor or against this proposal or you may abstain from voting. Approval of the 2020 Plan will require the affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. If the stockholders do not approve the 2020 Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL
OF THE 2020 EQUITY INCENTIVE PLAN.

 PROPOSAL NO. 3

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Section 14A of the Exchange Act enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC's rules. At our 2019 annual meeting, the stockholders approved, on an advisory, non-binding basis, a one-year frequency for the advisory vote on executive compensation. Accordingly, this proposal seeks stockholder approval of, on an advisory basis, the compensation of the named executive officers, as disclosed in this proxy statement.

Our named executive officer compensation is designed to attract, motivate and retain our named executive officers, who are critical to our success. The Compensation Committee believes an effective compensation program is one that is designed to align the interests of executive officers with those of our stockholders by tying long-term incentive compensation to financial performance and ultimately to the creation of stockholder value. The Compensation Committee believes that it has taken a responsible approach to compensating our named executive officers.

Please read the "Executive Compensation" section of this proxy statement for additional details about our executive compensation.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our named executive officers' compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

Accordingly, we will ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:

  "RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company's proxy statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission."

The "say-on-pay" vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Although the vote we are asking you to cast is non-binding, the Compensation Committee and the Board of Directors value the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our named executive officers.

Vote Required

This vote is an advisory vote and is therefore not binding on the Company or the Board of Directors. The affirmative vote of a majority of all of the votes cast at the Meeting at which a quorum is present is required to approve this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of this proposal. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the vote outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

 PROPOSAL NO. 4

APPROVAL OF THE TAX BENEFITS PRESERVATION RIGHTS AGREEMENT

Our Board of Directors requests your approval of the Company's Tax Benefits Preservation Rights Agreement, dated October 23, 2019, between us and American Stock Transfer & Trust Company, LLC as rights agent (the "Rights Agent"), which we refer to as the "Rights Agreement." The Rights Agreement is designed to preserve our substantial tax assets. The Board of the Company has authorized and declared a dividend distribution of one right (a "Right") for each outstanding share of common stock, par value $0.01 per share, of the Company to stockholders of record as of the close of business on November 5, 2019 (the "Rights Plan Record Date"). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A-1 Participating Preferred Stock, par value $0.01 per share (the "Preferred Stock"), of the Company at an exercise price of $45.00 per one one-thousandth of a share of Preferred Stock ("Preferred Share"), subject to adjustment (the "Purchase Price"). Each Right is governed by the terms of the Rights Agreement. A vote "FOR" the Proposal will constitute approval of the Rights Agreement in accordance with its terms.

Background and Reasons for Proposal

The Rights Agreement is intended to preserve the value of certain deferred tax benefits, including those generated by net operating losses (collectively, the "Tax Benefits"). In general, we may "carry forward" net operating losses in certain circumstances to offset current and future taxable income, which will reduce federal and state income tax liability, subject to certain requirements and restrictions. The Rights Agreement also has certain ancillary anti-takeover effects.

The Tax Benefits can be valuable to the Company. However, the Company's ability to use these Tax Benefits would be substantially limited and impaired if it were to experience an "ownership change" for purposes of Section 382 of the Code and the Treasury Regulations promulgated thereunder. Generally, the Company will experience an "ownership change" if the percentage of the shares of common stock owned by one or more "five-percent shareholders" increases by more than 50 percentage points over the lowest percentage of shares of common stock owned by such stockholder at any time during the prior three years on a rolling basis. The Rights Agreement reduces the likelihood that changes in the Company's investor base have the unintended effect of limiting the Company's use of its Tax Benefits. As such, the Rights Agreement has a 4.99% "trigger" threshold that is intended to act as a deterrent to any person or entity seeking to acquire 4.99% or more of the outstanding common stock without the prior approval of the Board. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.99% of the Company's stock are not included in the calculation of "ownership change" for purposes of Section 382 of the Code.

The Board believes it is in the best interest of the Company and its stockholders that the Company provide for the protection of the Tax Benefits by adopting the Rights Agreement. The Board has established procedures to consider requests to exempt certain acquisitions of the Company's securities from the Rights Agreement if the Board determines that doing so would not limit or impair the availability of the Tax Benefits or is otherwise in the best interests of the Company.

The description of the Rights Agreement contained in this Proposal 4 is qualified in its entirety by reference to the text of the Rights Agreement that is attached to this proxy statement as Appendix B. You are urged to read carefully the Rights Agreement in its entirety as the discussion herein is only a summary.

The Rights.    On October 23, 2019, our Board of Directors authorized and declared a dividend distribution of one Right for each outstanding share of common stock, par value $0.01 per share, of the

Company to stockholders of record as of the close of business on the Rights Plan Record Date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A-1 Participating Preferred Stock, par value $0.01 per share, referred to as the "Preferred Stock", at an exercise price of $45.00 per one one-thousandth of a share of Preferred Stock, subject to adjustment. Such price is referred to as the "Purchase Price". The description and terms of the Rights are set forth in the Rights Agreement.

Issuance and Transfer of Rights; Rights Certificates.    Until the Distribution Date (as defined below):

  •
  the Rights will be evidenced by and trade with the certificates for shares of common stock (or, with respect to any uncertificated shares of common stock registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed;
  •
  new common stock certificates issued after the Rights Plan Record Date will contain a legend incorporating the Rights Agreement by reference (for uncertificated shares of common stock registered in book entry form, this legend will be contained in a notation in book entry); and
  •
  the surrender for transfer of any certificates for shares of common stock (or the surrender for transfer of any uncertificated common stock registered in book entry form) will also constitute the transfer of the Rights associated with such common stock.

Distribution Date; Acquiring Person; Separation of Rights.    Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from our common stock and become separately tradable and exercisable only upon the earlier of (i) ten business days (or such later day as the Board may determine) following a public announcement that a person or group of affiliated or associated persons, collectively referred to as an "Acquiring Person", has acquired beneficial ownership of 4.99% or more of our outstanding common stock or (ii) ten business days (or such later day as our Board may determine) following the announcement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person. Such earlier date is referred to as the "Distribution Date". As soon as practicable after the Distribution Date, we will mail Rights certificates to our stockholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the common stock. Thereafter, such Rights certificates alone will represent the Rights.

The definition of "Acquiring Person" contained in the Rights Agreement contains several exemptions, including for (i) the Company or any subsidiary of the Company, (ii) any employee benefit plan of the Company or any subsidiary of the Company, or any person organized, appointed or established by the Company for or pursuant to the terms of any such plan, (iii) any person who becomes the beneficial owner of 4.99% or more of the shares of the common stock then outstanding as a result of a reduction in the number of shares of common stock by the Company or a stock dividend, stock split, reverse stock split or similar transaction, (iv) any person who becomes the beneficial owner of 4.99% or more of the shares of common stock of the Company then outstanding solely as a result of the initial grant or vesting of any options, warrants, rights or similar interest, (v) any Existing Holder (as defined below), (vi) any person who becomes the beneficial owner of 4.99% or more of the outstanding shares of common stock as a result of the acquisition of shares of common stock directly from the Company, as long as, prior to the acquisition of shares of common stock directly from the Company, the Company has been apprised in writing by such person of the number of shares of common stock beneficially owned by such person immediately prior to any such acquisition, and (vii) any person that the Board has affirmatively determined shall not be deemed an Acquiring Person.

The Rights Agreement also includes a procedure whereby the Board will consider requests to exempt certain acquisitions of common stock from the applicable ownership trigger if the Board determines that the requested acquisition will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits, or is in the best interests of the Company despite the fact it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability of the Tax Benefits.

Rights Holders Have No Rights as a Stockholder Until a Right Is Exercised.    Until a Right is exercised, the holder of such Right will have no rights as a stockholder of the Company (beyond those possessed as an existing stockholder), including, without limitation, the right to vote or to receive dividends with respect to the Right.

Existing Holders.    The Rights Agreement provides that any person or entity who otherwise would be an Acquiring Person on the date the Rights Agreement was adopted, each referred to as an "Existing Holder", will not be deemed to be an "Acquiring Person" for purposes of the Rights Agreement unless such Existing Holder increases its beneficial ownership over such Existing Holder's lowest percentage of ownership of the common stock after the adoption of the Rights Agreement, subject to specified exceptions.

Preferred Shares Purchasable Upon Exercise of Right.    After the Distribution Date, each Right will entitle the holder to purchase, for $45.00, known as the "Purchase Price", one one-thousandth of a Preferred Share having economic and other terms similar to that of one share of common stock. This portion of a Preferred Share is intended to give the stockholder approximately the same dividend, voting and liquidation rights as would one share of common stock, and should approximate the value of one share of common stock. More specifically, each one one-thousandth of a Preferred Share, if issued, will:

  •
  not be redeemable;
  •
  entitle holders to quarterly dividend payments of $0.00001 per share, or an amount equal to the dividend paid on one share of common stock, whichever is greater;
  •
  entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one share of common stock, whichever is greater;
  •
  have the same voting power as one share of common stock; and
  •
  entitle holders to a per share payment equal to the payment made on one share of common stock if the common stock is exchanged via merger, consolidation or similar transaction.

"Flip-in" Rights.    At any time after a Distribution Date has occurred, each holder of a Right, other than the Acquiring Person, will thereafter have the right to receive, upon paying the Purchase Price and in lieu of a number of one one-thousandths of a share of Preferred Stock, our common stock (or, in certain circumstances, cash or other of our securities) having a market value equal to two times the Purchase Price of the Right. For example, assuming a $30.00 market price for our common stock and the current Purchase Price of $45.00, after the Distribution Date each Right would entitle its holder to purchase three shares of our common stock with a market value of $90.00 for an aggregate purchase price of $45.00. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below. Following the occurrence of an event set forth above, all Rights that are or, under certain circumstances specified in the Rights Agreement, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.

"Flip-over" Rights.    In the event any person or group becomes an Acquiring Person and we merge into or engage in certain other business combinations with an Acquiring Person, or 50% or more of our consolidated assets or earning power are sold to an Acquiring Person, each holder of a Right (other than void Rights owned by an Acquiring Person) will thereafter have the right to receive, upon payment of the Purchase Price, common stock of the acquiring company that at the time of such transaction will have a market value equal to two times the Purchase Price of the Right.

Exchange of Rights.    At any time after a person becomes an Acquiring Person, in lieu of allowing the "flip-in" to occur, our Board of Directors may exchange the Rights (other than void Rights owned by an Acquiring Person), in whole or in part, at an exchange ratio of one share of our common stock, (or, under certain circumstances, cash, property or other of our securities, including fractions of a share of preferred stock) per Right (subject to adjustment). Notwithstanding the foregoing, our Board may not conduct such an exchange at any time any person (other than with us or certain entities affiliated with us) together with such person's affiliates or associates becomes the beneficial owner of 50% or more of our common stock.

Redemption of Rights.    At any time prior to a Distribution Date, our Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right and on such terms and conditions as our Board of Directors may establish. Immediately upon the action of our Board ordering redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend or a stock split.

Expiration Date of the Rights.    The Rights will expire on the earliest of:

  •
  11:59 P.M. (New York City time) on October 22, 2022, the three-year anniversary of the adoption of the Rights Agreement;
  •
  the time at which the Rights are redeemed or exchanged under the Rights Agreement by our Board of Directors;
  •
  the final adjournment of the Meeting if our stockholders fail to approve the Rights Agreement with a majority of the votes cast by holders of shares of common stock at the Meeting;
  •
  the repeal of Section 382 or any successor statute, if our Board determines that the Rights Agreement is no longer necessary for the preservation of Tax Benefits;
  •
  the beginning of a taxable year with respect to which our Board determines that no Tax Benefits may be carried forward; or
  •
  such time when our Board determines that a limitation on the use of Tax Benefits under Section 382 would no longer be material to us.

Anti-Dilution Provisions.    The Board may adjust the Purchase Price, the number of shares of Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Stock or common stock. With certain exceptions, no adjustments to the Purchase Price will be made until the cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Stock.

Tax Consequences.    The Company believes that the distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.

Amendments.    The terms of the Rights may be amended by a resolution of our Board of Directors without the consent of the holders of the Rights prior to the Distribution Date. Thereafter, the terms of the Rights and the Rights Agreement may be amended without the consent of the holders of Rights in order to (i) cure any ambiguities, (ii) shorten or lengthen any time period pursuant to the Rights Agreement or (iii) make changes that do not adversely affect the interests of holders of the Rights.

Terms of the Preferred Stock.    2,500,000 shares of Preferred Stock have been designated as Series A-1 Junior Participating Preferred Stock, as set forth in the Articles Supplementary, filed with the State Department of Assessments and Taxation of Maryland on September 4, 2013. A copy of the Articles Supplementary has been filed with the SEC as an exhibit to a Form 8-K dated September 4, 2013.

Certain Considerations Relating to the Rights Agreement

The Board believes that attempting to protect the Tax Benefits described above is in our and the stockholders' best interests. Nonetheless, we cannot eliminate the possibility that an "ownership change" will occur even if the Rights Agreement is approved. You should consider the factors below when making your decision.

Future Use and Amount of the Tax Benefits is Uncertain.    Our use of the Tax Benefits depends on our ability to generate taxable income in the future. We cannot assure you whether we will have taxable income in any applicable period or, if we do, whether such income or the Tax Benefits at such time will exceed any potential Section 382 limitation.

Potential Challenge to the Tax Benefits.    The amount of the Tax Benefits has not been audited or otherwise validated by the Internal Revenue Service (the "IRS"). The IRS could challenge the amount of the Tax Benefits, which could result in an increase in our liability in the future for income taxes. In addition, determining whether an "ownership change" has occurred is subject to uncertainty, both because of the complexity and ambiguity of the Section 382 provisions and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or other taxing authority will not claim that we experienced an "ownership change" and attempt to reduce the benefit of the Tax Benefits even if the Rights Agreement is in place.

Continued Risk of Ownership Change.    Although the Rights Agreement is intended to diminish the likelihood of an "ownership change," we cannot assure you that it will be effective. The amount by which an ownership interest may change in the future could, for example, be affected by purchases and sales of shares by stockholders holding 5% or more of our outstanding common stock, over which we have no control, and new issuances of shares by us, should we choose to do so.

Potential Effects on Liquidity.    The Rights Agreement is intended to deter persons or groups of persons from acquiring beneficial ownership of our common shares in excess of the specified limitations. A stockholder's ability to dispose of our common shares may be limited if the Rights Agreement reduces the number of persons willing to acquire our common shares or the amount they are willing to acquire. A stockholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our common shares and consult their own legal advisors and/or us to determine whether their ownership of the shares approaches the proscribed level.

Potential Impact on Value.    The Rights Agreement could negatively impact the value of our common shares by deterring persons or groups of persons from acquiring our common shares, including in acquisitions for which some stockholders might receive a premium above market value.

Anti-Takeover Effect.    The Board adopted the Rights Agreement to diminish the risk that our ability to use the Tax Benefits to reduce potential federal income tax obligations becomes limited. Nonetheless, the Rights Agreement may have an "anti-takeover effect" because it may deter a person or group of persons from acquiring beneficial ownership of 4.99% or more of our common shares or, in the case of a person or group of persons that already own 4.99% or more of our common shares, from acquiring any additional common shares. The Rights Agreement could discourage or prevent a merger, tender offer, proxy contest or accumulations of substantial blocks of shares.

Vote Required

You may vote in favor or against this proposal or you may abstain from voting. Approval of the Tax Benefits Preservation Rights Agreement will require the affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present. If stockholders do not approve the Tax Benefits Preservation

Rights Agreement, it will expire in accordance with its terms. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of this proposal. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE TAX BENEFITS PRESERVATION RIGHTS AGREEMENT.

 PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has recommended the reappointment of Squar Milner LLP ("Squar Milner") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020. Squar Milner became our auditors in 2008. The Company anticipates, and has experienced, costs savings in connection with its engagement of Squar Milner compared to previous auditor engagements. The stockholders are being requested to ratify the reappointment of Squar Milner at the Annual Meeting. If the selection is not ratified, it is contemplated that the appointment of Squar Milner for 2020 may be permitted to stand in view of the difficulty and the expense involved in changing independent auditors on short notice, unless the Audit Committee finds other compelling reasons for making a change. Even if the selection is ratified, the Audit Committee and the Board of Directors may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. The Company anticipates that a representative of Squar Milner will attend the Annual Meeting. The representative will have an opportunity to make a statement and to respond to appropriate stockholder questions.

Vote Required

You may vote in favor of or against this proposal or you may abstain from voting. The affirmative vote of a majority of all votes cast at the Meeting at which a quorum is present is required to ratify the appointment of Squar Milner as the Company's independent registered public accounting firm. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the appointment of Squar Milner as the Company's independent registered public accounting firm.

Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Brokers and other nominees that do not receive instructions are generally entitled to vote on the ratification of the appointment of our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY
THE REAPPOINTMENT OF SQUAR MILNER LLP.

Principal Accountant Fees and Services

During the year ended December 31, 2019, Squar Milner served as our independent registered public accounting firm and provided certain tax and other services. The following table sets forth the aggregate fees billed to us by Squar Milner for the years ended December 31, 2019 and 2018.

	For the Year Ended December 31,
	2019	2018
Audit fees	$955,800	$1,057,320
Audit-related fees (1)	52,920	43,956
Tax fees (2)	5,764	8,480
All other fees (3)	—	—

Total	$1,014,484	$1,109,756

(1)
Audit-related fees include fees for an examination under section 1122 of Regulation AB for loan servicing, a separate examination of certain requirements of our master servicing policies and procedures, and registration and offering of securities.
(2)
Tax fees relate to tax planning and consultation services.
(3)
All other fees relate to non-tax related advisory and consulting services.

Pre-Approval Policies and Procedures for Audit and Non-Audit Services

The Audit Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members of the Audit Committee when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. In pre-approving the services in 2019 and 2018 under audit related fees, tax fees or all other fees, the Audit Committee did not rely on the de minimis exception to the SEC pre-approval requirements.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of our Board of Directors is responsible for providing independent, objective oversight of our accounting functions and internal control over financial reporting. The Audit Committee is currently comprised of two directors. The Audit Committee operates under a written audit committee charter, which was amended and restated by the Board of Directors on July 17, 2018.

Management is responsible for our internal control over financial reporting and financial reporting process. Squar Milner LLP, or Squar Milner, the independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements, as well as the effectiveness of our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the "PCAOB") and for issuing separate reports thereon. The Audit Committee's responsibility is to monitor and oversee these management processes and related independent audits.

In connection with these responsibilities, the Audit Committee met with management and Squar Milner to review and discuss the December 31, 2019 financial statements. The Audit Committee also (i) discussed with Squar Milner the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, and (ii) received the written disclosures and the letter from Squar Milner required by the applicable requirements of the PCAOB regarding Squar Milner's communications with the Audit Committee concerning its independence, and has discussed with Squar Milner its independence from the Company.

Based on the Audit Committee's discussions with management, review of Squar Milner's letter and discussions with Squar Milner, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the SEC.

Audit Committee
Frank P. Filipps Stewart B. Koenigsberg

 BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Information Concerning Director Nominees

The persons listed below have been nominated for election to the Company's Board of Directors. Unless otherwise directed by stockholders within the limits set forth in the bylaws, the proxy holders will vote all shares represented by proxies held by them for the election of the maximum number of the following nominees:

NAME	AGE	POSITION
George A. Mangiaracina	55	Chief Executive Officer, Chairman of the Board
Thomas B. Akin	68	Director
Frank P. Filipps	72	Director
Stewart B. Koenigsberg	60	Director
Katherine J. Blair	50	Director

George A. Mangiaracina was elected as a director of IMH in July 2018 and was appointed as Chairman of the Board in August 2018. He has served as Chief Executive Officer since August 2018, and prior to that, he was President in March 2018. Previously, Mr. Mangiaracina had been Executive Vice President and Managing Director of IMH since January 2015, reporting directly to the CEO and playing a key role in the 2015 acquisition, integration and on-going management of IMH's CashCall Mortgage platform. He serves on the IMH Executive, Risk and Capital Markets Committees and has assisted in capital raise activities, strategic initiatives and relationship management of IMH's capital markets counterparties. Prior to joining IMH, Mr. Mangiaracina spent over 20 years in the securities and mortgage banking industries. From 1992 to 2008 and from 2009 to December 2013, he served as a Managing Director of UBS and Deutsche Bank, respectively. While at UBS, Mr. Mangiaracina was responsible for the proprietary trading and financing of a portfolio of residential whole loans, and structured warehouse and term facilities across an array of asset classes; including aircraft, auto, franchise receivables and manufactured housing. While at Deutsche Bank, Mr. Mangiaracina successfully managed and liquidated residential legacy loan portfolios and managed related risk and counterparty exposures. During 2014, he advised financial institutions regarding treasury and capital markets activities and structuring. Prior to 1992, Mr. Mangiaracina was a Manager with Arthur Andersen & Co. and practiced as a Certified Public Accountant in the State of New York. Mr. Mangiaracina earned his Bachelor of Science in Accounting and Finance from Fordham University, College of Business Administration. The Company believes that Mr. Mangiaracina's financial and business experience, including his past senior executive positions and operating experience with real estate and finance companies, give him the qualifications and skills to serve as a director.

Thomas B. Akin was appointed as a director of IMH on May 23, 2017. He is currently the managing general partner of Talkot Capital LLC, a position he has held since 1996. Talkot Capital is the general partner for various limited partnerships (including the Talkot Fund, L.P.) investing in both private and public companies. From February 2008 to 2014, Mr. Akin served as the Chief Executive Officer of Dynex Capital, Inc. (NYSE: DX) and was a director from May 2003, serving as chairperson since 2005, until May 2017. From 1991 to 1994, Mr. Akin was the managing director of the Western United States for Merrill Lynch Institutional Services and was the Regional Director of the San Francisco and Los Angeles regions for Merrill Lynch Institutional Services from 1981 to 1991. Prior to Merrill Lynch, Mr. Akin had been with Salomon Brothers from 1978 to 1981. Mr. Akin currently serves on the board of directors for Mobivity Holdings Corp. (OTC: MFON). Mr. Akin holds a Master of Business Administration from the Anderson School at the University of California Los Angeles and a Bachelor of Science in Marine Biology from the University of California at Santa Cruz. The Company believes that Mr. Akin's previous positions as an executive officer and director at several large financial institutions, his position as managing member at Talkot Capital and the resulting experience and expertise in investing in the financial and investment industries gives him the qualifications and skills to serve as a director.

Katherine J. Blair was appointed to the Board in December 2019. She is currently a partner at Manatt, Phelps & Phillips, LLP in Los Angeles and has practiced law for over 20 years specializing in corporate, securities and transactional matters and advising executive officers, general counsel and directors on corporate governance, SEC reporting and compliance, public and private securities offerings, as well as mergers and acquisitions. Ms. Blair is also a member of the board of directors of Skechers, U.S.A., Inc. (NYSE: SKX), which designs, develops and markets a diverse range of lifestyle footwear for men, women and children, as well as performance footwear for men and women. Ms. Blair currently serves as Chair of the Business Law Section of the Los Angeles County Bar Association, she is an officer of the Corporations Committee of the Business Law Section of the California Lawyers Association and she is a member of the Board of Governors of the USC Institute of Corporate Counsel. Ms. Blair holds an undergraduate degree from the University of California, San Diego and a J.D., cum laude from Pepperdine University School of Law. The Company believes that Ms. Blair's experience working with and advising public companies, including corporate, governance and transactional matters, provides her with the qualifications and skills to serve as a director of Impac.

Frank P. Filipps has been a director of IMH since August 1995. From April 2005 to July 2008, Mr. Filipps was Chairman and Chief Executive Officer of Clayton Holdings, Inc., a mortgage services company. From June 1999 to April 2005, Mr. Filipps was Chairman and Chief Executive Officer of Radian Group, Inc. (NYSE: RDN) and its principal subsidiary, Radian Guaranty, Inc., which were formed through a merger of Amerin and Commonwealth Mortgage Assurance Company. Since February 2013, Mr. Filipps has served as a director of Orchid Island Capital (NYSE: ORC), a specialty finance company that invests in residential mortgage-backed securities, and since 2014, he has served as a director of Ready Capital Corporation (formerly, Sutherland Asset Management) (NYSE: RC). Mr. Filipps was previously, from September 2004 to December 2014, a director of Primus Guaranty, Ltd. (NYSE: PRS), a holding company primarily engaged in selling credit protection against investment grade credit obligations of corporate and sovereign entities, and, from December 2010 to December 2014, a director of Fortegra Financial Corp (NYSE: FRF), an insurance services company. Mr. Filipps received a B.A. in Economics in 1969 from Rutgers University and a Master's degree in Corporate Finance and International Business in 1972 from New York University. The Company believes that Mr. Filipps's financial and business expertise, including a diversified background of managing companies and his past senior executive positions and operating experience with real estate-related and mortgage services companies, give him the qualifications and skills to serve as a director.

Stewart B. Koenigsberg was elected as a director of IMH on July 17, 2018. Mr. Koenigsberg is an advisor with Impala Partners, a boutique private equity firm, since July 2015. He served as a senior advisor to Kimberlite Advisors, a NYC investment banking firm from March 2017 through February 2020. From 1989 to 2015, Mr. Koenigsberg served in various positions at GE, last serving as President and CEO of GE Capital Markets, where he managed all capital markets activities worldwide. At the time, GE Capital was one of the world's largest financial institutions. Mr. Koenigsberg was named a GE Company Officer in 2006. In his previous positions at GE, he was Chief Financial Officer for GE Real Estate, one of the world's largest real estate lending and investing businesses with over $85 billion in assets. Other roles at GE Capital included Head of Financial Planning and Strategic Planning, Chief Investment Officer for GE's Mortgage businesses, Chief Financial Officer for GE Capital Lending and Leasing businesses, and President of GE Mortgage's conduit and capital markets activities. Mr. Koenigsberg also managed GE Mortgage's $100+ billion residential mortgage servicing portfolio and hedging activities. Before joining GE in 1989, Mr. Koenigsberg was a Senior Manager with Arthur Andersen & Co., where he served clients in financial services. Mr. Koenigsberg has previously served on a number of boards of directors.

He has extensive experience with running complex organizations, financial operations and SEC regulations. Mr. Koenigsberg earned his B.S. in Accounting and Economics from the City University of New York, Brooklyn College. He is a Certified Public Accountant and has held several securities industry licenses. The Company believes that Mr. Koenigsberg's financial and business expertise, including his past senior management positions and operating experience with large, complex organizations gives him the qualifications and skills to serve as a director.

Information Concerning Director Who Is Not Standing for Reelection

Richard H. Pickup was elected as a director on July 17, 2018. Mr. Pickup has decided not to stand for reelection. Mr. Pickup has been a director of various public and private organizations over the past 30 years. Mr. Pickup is one of the largest holders of the Company's common stock. He received his Bachelor of Arts degree in Finance and Economics from Whittier College in 1955. From 1960 until the present, he has been an analyst/manager of an investment portfolio of assets for his family, including RHP Trust and Gamebusters, Inc. Over the past 50 years he has been a major stockholder in various companies and for the past 20 years has been an owner/operator of high profile hotels and resorts. Mr. Pickup dedicates a great deal of his time on philanthropic work through time and donations. We believe that Mr. Pickup's extensive experience and knowledge as an investor in many companies, as well as his experience as one of the Company's largest long-term shareholders, has given him the qualifications and skills to serve as a director.

Executive Officers

The following table provides certain information regarding our executive officers who are not currently (and are not nominated to serve as) directors of the Company:

NAME	AGE	POSITION
Brian Kuelbs	56	Executive Vice President and Chief Financial Officer
Nima J. Vahdat	40	General Counsel, Secretary and Chief Compliance Officer

Information about George A. Mangiaracina, our Chief Executive Officer, is set forth above under "Information Concerning Director Nominees."

Brian Kuelbs was appointed Executive Vice President and Chief Financial Officer of the Company on May 21, 2018. From August 2015 to December 2017, Mr. Kuelbs was Executive Vice President and Chief Investment Officer of Banc of California, Inc. Prior to that, from January 2014 to July 2015, Mr. Kuelbs served as Executive Managing Director, Chief Financial Officer and Head of Capital Markets for Home Point Financial Corporation, where he led acquisition due diligence, transaction structuring and pricing, post-settlement integration, and business strategy. Mr. Kuelbs has held various senior management positions throughout his more than 25 years in capital management including: Chief Investment Officer and Chief Financial Officer of Aurora Bank FSB; Managing Director of Capital Markets at Countrywide Financial; Executive Vice President and Chief Financial Officer of GMAC Bank; and Founder, Chief Executive Officer and President of GMAC Mortgage Asset Management Inc. and Core Cap, Inc. Mr. Kuelbs has focused on enterprise risk modeling, institutional investor business development, and transaction execution in addition to having launched start-up financial services companies, and managed scale and complex organizations. Mr. Kuelbs received his Masters with honors from the University of Notre Dame and his Bachelors with a focus on Mathematics, Quantitative Analysis and Finance from the University of Wisconsin.

Nima J. Vahdat was appointed General Counsel of the Company on August 9, 2019. Mr. Vahdat joined the Company in June 2018 as Senior Vice President, Chief Compliance Officer and Associate General

Counsel. He will remain as Chief Compliance Officer in addition to his role as General Counsel. Prior to joining Impac, since March 2015, Mr. Vahdat was Senior Vice President, Associate General Counsel, Fair & Responsible Lending Officer at loanDepot.com, LLC and from October 2010 until 2015, he was at Discover Financial Services last serving as Vice President & Senior Counsel, Regulatory Center of Excellence.

Family Relationships

There are no family relationships between any of the directors or executive officers of IMH.

Corporate Governance and Board Matters

Vacancies

All directors are elected at each annual meeting of stockholders for a term of one year and hold office until their successors are elected and qualify. Any vacancy on the Board of Directors for any cause, other than an increase in the number of directors, may be filled by a majority vote of the remaining directors, although such majority is less than a quorum. Replacements for vacancies occurring among the unaffiliated directors will be elected by a majority vote of the remaining directors, including a majority of the unaffiliated directors. Any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors.

Board Member Independence

We are listed on the NYSE American and accordingly, we have applied the listing standards of the NYSE American in determining the "independence" of the members of our Board of Directors. Based on the listing standards of the NYSE American and after reviewing the relationships with members of our Board, our Board of Directors has determined, with the assistance of the Governance and Nomination Committee, that Frank P. Filipps, Thomas B. Akin, Stewart B. Koenigsberg, Katherine J. Blair and Richard H. Pickup qualify as independent directors. The Governance and Nomination Committee reviews with the Board at least annually the qualifications of new and existing Board members, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. The Governance and Nomination Committee also evaluates the composition of the Board as a whole and each of its committees to ensure the Company's on-going compliance with the independence standards of the NYSE American.

Attendance at Board and Committee Meetings

Our Board of Directors met nine times during 2019. During the period for which a person served as a director, each director attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by those committees of the Board of Directors on which such director served.

We encourage all directors to attend the Annual Meeting of stockholders. In 2019, all of our directors attended the annual meeting of stockholders.

Committees and Corporate Governance

The current standing committees of our Board of Directors are the Audit Committee, the Compensation Committee, and the Governance and Nomination Committee. Each of these committees has a written charter approved by our Board of Directors. The members of the committees and a description of the principal responsibilities of each committee are described below.

Our Board of Directors has adopted Corporate Governance Guidelines. The Corporate Governance Guidelines include items such as criteria for director qualifications, director responsibilities, committees of the Board, director access to officers and employees, director compensation, evaluation of the CEO, annual performance evaluation and management succession. The Board of Directors has chosen not to impose term limits or mandatory retirement age with regard to service on the Board in the belief that continuity of service and the past contributions of the Board members who have developed an in-depth understanding of the Company and its business over time bring a seasoned approach to IMH's governance. Each director is to act on a good faith basis and informed business judgment in a manner such director reasonably believes to be in the best interest of the Company.

A copy of each committee charter and our Corporate Governance Guidelines can be found on our website at www.impaccompanies.com by clicking "Investor—Corporate Governance—Governance Documents," and is available in print upon request to the Secretary of Impac Mortgage Holdings, Inc., 19500 Jamboree Road, Irvine, California 92612.

The Audit Committee

The Audit Committee of the Board of Directors consists of two directors, who are independent pursuant to the Director Independence Standards of the NYSE American and other SEC rules and regulations applicable to audit committees. The following directors are currently members of the Audit Committee: Frank P. Filipps, who serves as the chairman, and Stewart B. Koenigsberg. The Board of Directors has determined that Stewart Koeningsberg and Frank P. Filipps each qualify as an audit committee financial expert, as such term is defined by Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act. During 2019, the Audit Committee held nine meetings.

The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibility relating to: (i) the integrity of the Company's financial statements and financial reporting process and its system of internal accounting and financial controls, (ii) the performance of the independent auditors, which would include an evaluation of the independent auditor's qualifications and independence, (iii) the Company's compliance with legal and regulatory requirements, including disclosure controls and procedures, and (iv) the preparation of an Audit Committee report to be included in the Company's annual proxy statement. The Audit Committee is authorized to retain independent legal, accounting or other advisors.

The Compensation Committee

The Compensation Committee is responsible for (1) reviewing and approving corporate goals and objectives relevant to the compensation of the Company's Chief Executive Officer, evaluating the Chief Executive Officer's performance in light of those goals and objectives and determining and approving the Chief Executive Officer's compensation level, (2) recommending to our Board of Directors the cash and non-cash compensation of our executive officers as defined in the rules promulgated under Section 16 of the Exchange Act, (3) evaluating the performance of our executive officers, (4) recommending to our Board of Directors the cash and non-cash compensation policies for our non-employee directors, (5) making recommendations to our Board of Directors with respect to incentive compensation and equity-based plans that are subject to Board approval, (6) recommending to the Board of Directors on whether the compensation discussion and analysis should be included in the proxy or Form 10-K, and (7) assisting our Board of Directors in evaluating potential candidates for executive officer positions with the Company. The Committee may consult with the Chief Executive Officer in determining the executive compensation for any executive officer other than the Chief Executive Officer. The Compensation Committee is authorized to retain or to obtain the advice of independent counsel or other advisors. The Compensation Committee consists of Thomas B. Akin

(Chairman), Stewart B. Koenigsberg and Richard H. Pickup. The Compensation Committee held seven meetings during 2019.

In July 2019 the Compensation Committee engaged Korn Ferry as an independent compensation consultant to develop a comparator peer group of publicly traded companies, which will be used as the primary source of data in the Company's market analysis. The peer group will be based on selected factors (industry size/sector, business model, customer base, etc.). Korn Ferry will provide the compensation committee with recommendations regarding the Company's peer group for review and consideration and, based on the Company's feedback, will finalize the peer group to use in assessing competitiveness of the CEO pay.

Korn Ferry will also provide Chief Executive Officer data based on the agreed upon peer group to inform the Compensation Committee with respect to Chief Executive Officer pay positioning and to aid in the determination of the go forward incentive plan design. Compensation data will be provided for each element of total direct compensation at the 25th, 50th and 75th percentiles of the competitive market. Korn Ferry will also assess the mix of compensation provided to the Company's Chief Executive Officer against the mix of executive pay within the comparator market and will provide ideas around the Chief Executive Officer's forward incentive plan design framework—including annual and long-term incentive opportunities, performance metrics and vehicles.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee were officers or employees of the Company during 2019 nor did they have any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of our current executive officers served as a member of the board of directors or the compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board or Compensation Committee.

The Governance and Nomination Committee

The Governance and Nomination Committee assists the Board of Directors in (1) identifying qualified individuals to become members of the Board of Directors, (2) determining the composition of the Board of Directors and its committees, (3) selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders, (4) monitoring a process to assess board, committee and management effectiveness, (5) aiding and monitoring management succession planning and (6) developing, recommending to the Board, implementing and monitoring policies and processes related to our corporate governance. The Committee has the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors. The Governance and Nomination Committee consists of Stewart B. Koenigsberg (Chairman) and Richard H. Pickup. The committee held six meetings during 2019.

Board Leadership Structure and Role in Risk Oversight

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board of Directors believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Historically, the Board has determined that having the Company's Chief Executive Officer serve as Chairman is in the best interest of the Company's stockholders at this time. This structure has made the best use of the Chief Executive Officer's extensive knowledge of the Company and its industry, as well as fostering greater communication between the Company's management and the Board.

Frank Filipps serves as the Company's Lead Independent Director. The Lead Independent Director advises the Chairman of the Board or otherwise undertakes the following:

  (a)
  assesses the quality, quantity and timeliness of the flow of information from management as necessary for the independent directors to perform their duties effectively and responsibly, including requesting that certain material be included in materials prepared for the Board by management; and

  (b)
  moderates executive sessions of the Board's independent directors and acts as a liaison between the independent directors and the Chairman of the Board and/or Chief Executive Officer on appropriate issues.

Cyber security incidents compromising non-public personal financial information may produce material adverse effects to the Company's business, including but not limited to, reputational harm, loss of intellectual property, disruption of key business operations, governmental fines/penalties, and litigation/remediation costs. Under the direction of its Chief Information Security Officer ("CISO"), the Company maintains a formal information security management program to address cyber security risks. The program leverages industry frameworks and standards with the goal of ensuring appropriate controls are established and are frequently assessed for adequacy. Major components of the program include safeguarding customer information, third party vendor oversight and incident response.

The Board receives reports and briefings from the CISO via its Chief Information Officer ("CIO") relating to a full range of cyber security issues, the Company's risk posture to protect against cyber security threats, and policies that are intended to adequately implement the program. The CIO and CISO periodically keep the Board abreast of efforts relating to compliance, risk assessments, results of audits, examinations, penetration and vulnerability testing, security breaches or violations and recommended changes to the Company's information security program. The Company has also increased its cyber security insurance policy coverage three-fold in an attempt to adequately protect the Company from exposure in the event of a cyber security breach.

The Director Nomination Process

The Governance and Nomination Committee considers nominees from all sources, including stockholders. The Committee has the authority to lead the search for individuals qualified to become members of the Company's Board of Directors and to select or recommend to the Board of Directors director nominees to be presented for stockholder approval. The committee may use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.

The Board of Directors will consist of a majority of directors who (i) qualify as "independent" directors within the meaning of the listing standards of the NYSE American, as the same may be amended from time to time; (ii) meet the applicable requirements to be "unaffiliated" as defined in the Company's bylaws, as may be amended from time to time; and (iii) are affirmatively determined by the Board to have no material relationship with the Company, its parents or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company, its parents or its subsidiaries). The Governance and Nomination Committee reviews with the Board at least annually the qualifications of new and existing Board members, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. Our Board has determined not to establish term limits with regard to service on the Board in the belief that continuity of service and the past contributions of Board members who have developed an in-depth understanding of the Company and its business over time bring a seasoned approach to the Company's governance. The Committee will select individuals who have high personal and professional integrity, have demonstrated ability and sound judgment, and are effective, in conjunction with other director nominees, in collectively serving the long-term interests of our stockholders, together with such other factors as the Board may deem appropriate, including overall skills and experience.

Although the Company does not have a policy regarding diversity, the value of diversity on the Board of Directors is considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. The Governance and Nomination Committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of directors and prospective nominees to the Board. The Governance and Nomination Committee will recommend to the Board nominees as appropriate based on these principles.

Director Nominees by Stockholders.    Director nominees provided by stockholders to the Governance and Nomination Committee are evaluated by the same criteria used to evaluate potential nominees from other sources. When making a recommendation for a Board nominee to be evaluated by the Committee, stockholders should include all information about the candidate that is required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. The written recommendation should be sent to the Secretary of the Company accompanied by the candidate's written consent to be named in a proxy statement as a nominee, if recommended by the Committee and nominated by the Board, and to serve as a director if appointed or elected. Additional information about the candidate may be requested by the Committee from time to time, either from the recommended person or from the recommending shareholder.

Submission for Consideration at Annual Meeting.    The Company's bylaws provide that stockholders may nominate directors for consideration at an annual meeting provided they comply with the notice procedures set forth in the bylaws, which are further described in this proxy statement under "Stockholder Proposals—Proposals to be Submitted for Annual Meeting" and "Mailing Instructions." The stockholder nominating a director must be a stockholder of record at the time of giving the notice and entitled to vote at the meeting. If the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by us at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's nomination will be deemed timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to our Secretary not later than the close of business on the 10th day following the day on which public announcement is first made by us. Any notice shall include the information regarding the stockholder making the nomination and the nominee as required by the Company's bylaws. Nominations made by stockholders in this manner are eligible to be presented by the stockholder at the meeting, but such nominees will not have been considered by the Nominating Committee as a nominee to be potentially supported by the Company.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics. This code of ethics applies to our directors, executive officers and employees. This code of ethics is publicly available in the corporate governance section of the stockholder relations page of our website located at www.impaccompanies.com and in print upon request to the Secretary at Impac Mortgage Holdings, Inc., 19500 Jamboree Road, Irvine, California, 92612. If we make amendments to the code of ethics or grant any waiver that the SEC requires us to disclose, we will disclose the nature of such amendment or waiver on our website.

Stockholder Communication with Our Board of Directors

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing them c/o Corporate Secretary, Impac Mortgage Holdings, Inc., 19500 Jamboree Road, Irvine, California 92612, by telephone at (949) 475-3935 or by email to generalcounsel@impacmail.com, specifying whether the communication is directed to the entire Board or to a particular director. Stockholder letters are screened, which includes filtering out improper or irrelevant topics.

Compensation of Board Members

The compensation of the Company's non-employee directors is described below.

Board Fees.    Non-employee directors are paid $30,000 per quarter, which includes up to 35 meetings per year and constitutes all fees for board and committee meetings, chairmanships, lead director roles and any other special meetings. If there are more than 35 meetings during a year, then additional compensation will be awarded as determined by the Compensation Committee.

Equity Awards.    Non-employee directors typically receive an annual equity award of options to purchase shares of the Company's common stock (the "Director Stock Options"), or instead, at the election of the individual director, a number of restricted stock units (which may be taken as deferred stock units, as described below) equal in value to the number of Director Stock Options (based on the binomial value of the Director Stock Options) not taken by such director. Director Stock Options and any substitute restricted units typically vest in three equal annual installments beginning on the first anniversary of the date of grant.

Deferred Stock Unit Awards.    The Company maintains a Non-Employee Director Deferred Stock Unit Award Program (the "DSU Program"), which provides for the grant of deferred stock units ("DSUs") to non-employee directors pursuant to the 2010 Plan. Each DSU grant vests in substantially equal annual installments over three years, commencing with the first anniversary of the date of grant, subject to the director's continued service on the Board. Upon vesting, the DSUs continue to be held in the director's stock account until payment becomes due after termination of service on the Board. When a director ceases to be a member of the Board, all DSUs that remain unvested terminate and are forfeited. Dividends and other distributions on DSUs are credited to the director's stock account as if such DSUs were actual shares of common stock issued and outstanding. No interest is credited on stock amounts. Dividends and distributions are converted, based on fair market value of the common stock, into DSUs and credited to the director's stock account. The Board, in its sole discretion, may waive vesting and forfeiture of DSUs. In the event of a change in control, all outstanding DSUs are fully vested. Directors receive a distribution of stock within 30 days after the date the director no longer serves on the Board. The distribution will consist of one share of common stock for each DSU. Any shares of common stock issued are issued under the 2010 Plan.

Special Services.    From time to time, the Company's non-employee directors may be asked to engage in special director services, whether or not a committee of the Board has been formed for such purpose. Such services have included and may include strategic reviews, strategic transaction oversight, independent major litigation oversight and like matters involving substantially greater commitments of time from the relevant directors. In such circumstances, the directors engaged in such efforts may receive additional fees for the duration of such service. Fees related to a special committee may be paid whether or not the matter concludes in a transaction or other specific result and may be adjusted upward or downward based on the amount of work required and any other criteria the committee and Board deem appropriate.

Set forth below is the compensation earned by our non-employee directors during 2019.

Director Compensation For 2019

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Thomas B. Akin	$120,000	—	55,500	$175,500
Katherine J. Blair	$10,000	—	—	$10,000
Frank P. Filipps	$120,000	56,250	—	$176,250
Stewart B. Koenigsberg	$120,000	56,250	—	$176,250
Richard H. Pickup	$120,000	—	55,500	$175,500

(1)
The table below sets forth the number of option and stock awards held by each current director as of December 31, 2019. The amounts disclosed above reflect the full grant date fair values in accordance with FASB ASC Topic 718. See "Note 17—Share Based Payments and Employee Benefit Plans" to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

Name	Option Awards: Number of Securities Underlying Options (#)	Stock Awards: Number of Securities Underlying Stock Awards (#)
Thomas B Akin	40,000	—
Katherine J. Blair	—	—
Frank P. Filipps	33,500	39,500
Stewart B. Koenigsberg	—	15,000
Richard H. Pickup	30,000	—

On February 12, 2020, Mr. Akin was granted DSUs representing 15,000 shares of common stock under the Non-Employee Director Deferred Stock Unit Award Program. The DSUs vest one-third per year for three years beginning on February 12, 2021; however, the shares are distributed only upon termination of the person's services as a director of the Company. On February 12, 2020, Mr. Pickup was granted options to purchase 30,000 shares of common stock with an exercise price per share of $5.34. The options vest one-third per year for three years beginning on February 12, 2021. On February 12, 2020, Mr. Filipps, Mr. Koenigsberg and Ms. Blair were each granted Restricted Stock Units representing 15,000 shares of common stock. The Restricted Stock Units vest one-third per year for three years beginning on February 12, 2021.

 EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents compensation earned by our executive officers for the years ended December 31, 2019 and 2018 (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
George A. Mangiaracina	2019	750,000	—	187,500	369,800	750,000	5,758	2,063,058
Chief Executive Officer and Chairman	2018	750,000	—	—	—	750,000	5,500	1,505,500
Brian Kuelbs Executive Vice President and Chief Financial Officer(3)	2019	450,000	—	218,753	92,450	125,000	5,600	891,803
Nima J. Vahdat,	2019	360,000	—	—	35,280	105,000	5,600	505,880
Executive Vice President and General Counsel(3)
Rian Furey(4)	2019	354,003	500,000	—	46,225	187,500	250,228	1,337,956
Former Chief Operating Officer, President of Direct Lending
	2018	500,000	500,000	—	—	750,000	5,500	1,755,500

(1)
Salary is based on employment agreements or arrangements for each Named Executive Officer.
(2)
The amounts disclosed reflect the full grant date fair values in accordance with FASB ASC Topic 718. For assumptions used in calculation of the option awards, see "Note 17—Share Based Payments and Employee Benefit Plans" to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.
(3)
Payments to Mr. Kuelbs and Mr. Vahdat are in accordance with their employment arrangements.
(4)
Mr. Furey's term as Chief Operating Officer and President of Direct Lending ended on August 16, 2019. He received a severance payment of $250,000 in connection with termination of his employment. See "Employment Agreements" below for a description of his severance arrangement. All other compensation for each of the named executive officers includes matching contributions under the Company's 401(k) plan.

In February 2020, in lieu of receiving an additional 2019 cash bonus payment and as an incentive for future services, Mr. Mangiaracina was also granted a discretionary grant of Restricted Stock Units (RSUs) representing 140,397 shares of common stock In addition, Mr. Vahdat received a discretionary grant of RSUs representing 9,360 shares of common stock. The RSUs for each such named executive officer vest one-third per year for three years beginning on February 12, 2020.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2019

The following table provides information with respect to equity awards held by the Named Executive Officers as of December 31, 2019.

					STOCK AWARDS
						Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
	OPTION AWARDS
					Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date
George A. Mangiaracina	35,000	—	10.00	2/25/2025	50,000	263,000
	25,000	—	20.50	7/21/2025
	25,000	—	17.40	7/19/2026
	16,000	8,000	13.72	8/30/2027
	—	200,000	3.75	2/26/2029
Brian Kuelbs	10,000	20,000	8.85	5/30/2028	35,069	184,463
	—	50,000	3.75	2/26/2029	25,000	131,500
Nima J. Vahdat	6,667	13,333	9.85	7/17/2028	—	—
	—	20,000	3.59	2/1/2029
Rian Furey	—	—	—	—	—	—

(1)
The options reported above that are not yet exercisable and restricted stock unit awards that have not yet vested are scheduled to become exercisable and vest as set forth below:

The unexercisable option awards granted to Mr. Mangiaracina for 8,000 and 200,000 nonqualified stock options vest one-third per year for three years beginning on August 30, 2018 and February 26, 2020, respectively. The unexercisable option awards granted to Mr. Kuelbs for 20,000 and 50,000 nonqualified stock options vest one-third per year for three years beginning May 30, 2019 and February 26, 2020, respectively. The unexercisable option awards granted to Mr. Vahdat for 13,333 and 20,000 nonqualified stock options vest one-third per year for three years beginning on July 17, 2019 and February 1, 2020, respectively. The unvested stock award granted to Mr. Mangiaracina for 50,000 restricted stock units vests one-third per year for three years beginning on February 26, 2020. The unvested stock awards granted to Mr. Kuelbs for an aggregate of 60,069 restricted stock units vest as follows: (i) 25,000 restricted stock units vest one-third per year for three years beginning on February 26, 2020; and (ii) 35,069 restricted stock units vest one-third per year for three years beginning on May 21, 2020.

Employment Agreements

George A. Mangiaracina, Chief Executive Officer

On March 14, 2018, Mr. Mangiaracina and the Company executed an employment agreement, which has a term effective as of January 1, 2018 and ending on December 31, 2019. The Company and Mr. Mangiaracina continue to operate under the terms of such employment agreement. The following summarizes the terms of Mr. Mangiaracina's employment agreement.

Base Salary, Annual Bonus and Other Compensation.    Pursuant to the agreement, Mr. Mangiaracina is entitled to receive a base annual salary of $750,000 and bonuses of $375,000 each payable on April 1, 2019 and October 1, 2019 and $750,000 on December 1, 2019 (the "executive bonus"). In February

2020, in lieu of receiving a 2019 cash bonus payment and as an incentive for future services, Mr. Mangiaracina was granted a discretionary grant of Restricted Stock Units (RSUs) representing 140,397 shares of common stock. Mr. Mangiaracina is also be eligible to receive an annual bonus in an amount determined in the sole discretion of the Company's Board of Directors (the "annual bonus"). The annual bonus for 2020 will be based on the following criteria: implementation of the Company's business plan, assisting the Chief Financial Officer in addressing key enterprise risk areas and internal controls, and improving the overall performance and direction of the Company as measured by GAAP, including operating income, capital raise activities, merchant bank activities, and mergers and acquisitions. The Company intends to agree on the criteria for 2021 by the end of 2020. To receive an annual bonus, Mr. Mangiaracina must be actively employed by the Company on December 31 of the applicable year. If the Board approves an annual bonus, then the first $250,000 will be paid in cash, and any amount in excess of $250,000 will be paid half in cash and half in shares of restricted common stock of the Company at a price per share based on the average closing price of the common stock on the 20 trading days prior to filing the Company's annual report on Form 10-K. Any bonus stock will vest annually in equal installments over a three year period.

Severance Compensation.    If (A) Mr. Mangiaracina is terminated by the Company without cause or (B) any of the following actions are taken: (i) there is a substantial diminution of his duties, authority, pay or responsibilities without performance or market justification, (ii) someone else is appointed as CEO of the Company upon Mr. Tomkinson's departure, or (iii) in the event of a sale of all or substantially all of the Company's or change of control, and Mr. Mangiaracina has provided the Company 30 days' written notice of such giving the Company the opportunity to cure such circumstances in all material respects, then he will receive, after signing a general release, the following:

  (i)
  the pro-rata remainder of his base salary from the date of termination to the end of the contract term, if any;

  (ii)
  any unpaid executive bonus;

  (iii)
  a severance payment of $750,000;

  (iv)
  any unpaid amounts of accrued salary, vacation time and benefits through the date of termination;

  (v)
  six months of COBRA family insurance coverage; and

  (vi)
  any unvested restricted stock will continue to vest over the remaining vesting schedule.

If the Company terminates Mr. Mangiaracina for cause by providing written notice and a 30-day period for Mr. Mangiaracina to cure such circumstances, then he will receive all accrued salary, vacation time and benefits through the date of termination. Pursuant to the employment agreement, "cause" generally means the existence of any of the following, as determined by an affirmative majority vote of the Board of Directors: (a) conviction of, or entry of plea of nolo contendere to, a crime of dishonesty or a felony leading to incarceration of more than 90 days or a penalty or fine of $100,000 or more, (b) material and substantial failure to perform duties after 30 days' written notice (and given a reasonable time to correct any failures, if possible), (c) willful misconduct or gross negligence that causes material harm, (d) material breach by the employee of the terms of the Employment Agreement or any other obligation, or (e) employee is declared legally incompetent or has a mental or physical condition that can reasonably be expected to prevent him from carrying out his essential duties for more than 90 days.

Upon the death or disability of Mr. Mangiaracina, he or his estate will receive all accrued salary, vacation time and benefits through the date of termination, a pro rata portion of any unpaid executive bonus, and any unpaid annual bonus if declared and not yet paid. If Mr. Mangiaracina voluntarily resigns, he will receive all accrued salary and vacation time through the date of his departure.

Brian Kuelbs, Executive Vice President and Chief Financial Officer

On May 14, 2018, Mr. Kuelbs entered into an employment agreement with the Company with a term effective May 14, 2018 until May 14, 2020 and no automatic extension. The following summarizes the terms of Mr. Kuelbs' employment agreement.

Base Salary, Bonus and Other Compensation.    Pursuant to the agreement, Mr. Kuelbs will receive a base annual salary of $450,000 and an annual stay bonus of $250,000 payable on May 14, 2019 and May 14, 2020, if employed by the Company on each such date (the "Stay Bonus"). The Stay Bonus will be payable $125,000 in cash and $125,000 in shares of restricted common stock that will vest annually in three equal portions. Mr. Kuelbs will also be eligible to receive an annual bonus in the sole discretion of the Company's Board of Directors (the "Discretionary Bonus"). If the Board approves a Discretionary Bonus, then the first $250,000 will be paid in cash, and any amount in excess of $250,000 will be paid half in cash and half in restricted shares of common stock of the Company that will vest annually in three equal installments and at a price per share based on the average closing price of the common stock on the 20 trading days prior to the date of the bonus. Upon a change of control, termination without cause or if employment is not extended by either party through the vesting date, then any unvested restricted shares granted pursuant to the Stay Bonus or Discretionary Bonus will immediately vest.

Mr. Kuelbs is eligible to participate in the Company's stock option program. Mr. Kuelbs was granted 30,000 options at the first meeting of the Board of Directors after the date he began his employment. Additionally, Mr. Kuelbs received a matching grant of 20,000 options when the Board granted options to Mr. Mangiaracina in 2018. Mr. Kuelbs is entitled to receive all other benefits of employment generally available to the Company's other employees when and as he becomes eligible for them, including, medical, dental, life, 401K matches and disability insurance benefits. He will also be reimbursed for reasonable and necessary business expenses and be entitled to five weeks of paid vacation annually.

Severance Compensation.    Upon termination of Mr. Kuelbs for any reason, including death or disability, he will receive accrued salary, vacation time and benefits under the Company's benefit plans through the date of termination (the "Accrued Benefits"). If the Company terminates Mr. Kuelbs for cause by providing written notice and a 30-day period for Mr. Kuelbs to cure such circumstances, if curable, then he will receive the Accrued Benefits through the date of termination. Pursuant to the agreement, "cause" generally means the existence of any of the following, as determined by an affirmative majority vote of the Board of Directors: (a) conviction of, or entry of plea of nolo contendere to, a crime of dishonesty or a felony leading to incarceration of more than 90 days or a penalty or fine of $100,000 or more, (b) material and substantial failure to perform duties after 30 days' written notice (and given a reasonable time to correct any failures, if possible), (c) willful misconduct or gross negligence that causes material harm, (d) material breach by the officer of the terms of the employment agreement or any other obligation, or (e) to the extent curable, failing to cure in 30 days a material breach by the officer of any of the material terms of the employment agreement or any other agreement between the officer and the Company but the Company may not terminate if the breach is cured within a reasonable time.

If Mr. Kuelbs resigns from his position without good reason, he will receive the Accrued Benefits through the termination date. If the Company chooses to accelerate his resignation upon receipt of his 30 day written notice, Mr. Kuelbs will be entitled to receive payment in lieu of notice in the amount of cash he would have received had his termination not been accelerated. "Good reason" means the existence of any of the following with respect to the officer without prior written consent: (a) a reduction in title, scope of duties and responsibilities, or the level of management to which he reports, which constitutes a material negative change, (b) a reduction in level of annual salary, (c) a relocation of the principal assigned business location and place of employment by more than forty (40) miles, (d) a material breach of any material terms of the employment agreement by the Company or any other agreement between the officer and the Company, or (e) the failure of the Company to have a successor entity specifically assume the employment agreement. To claim good reason, the following events must occur: (i) the officer must provide written notice within 90 days of knowing or having reason to know of the existence or occurrence of the event, (i) the Company fails to cure within 60 days after notice, and (iii) the officer resigns within 60 days of the end of the cure period (for (e), within 90 days after providing notice).

If the Company terminates employment without cause or Mr. Kuelbs resigns for good reason, then Mr. Kuelbs will receive (a) Accrued Benefits through the termination date and (b) contingent on Mr. Kuelbs releasing all claims against the Company and not revoking the release, the following benefits (the "Severance Benefits"):

  (1)
  base salary and COBRA benefits for an additional six (6) months,

  (2)
  if the termination date is on or after November 14, 2018 but before May 14, 2019, the Stay Bonus that would have been paid on May 14, 2019, or, if the termination date is on or after November 14, 2019 but before May 14, 2020, the Stay Bonus that would have been paid on May 14, 2020, and

  (3)
  all restricted stock awards will immediately vest.

If the Company decides not to renew the employment agreement, it will provide to Mr. Kuelbs base salary and COBRA benefits for an additional six (6) months, contingent on his cooperation in transitioning his duties to a new person.

Nima J. Vahdat, General Counsel, Secretary and Chief Compliance Officer

On June 28, 2018, Nima Vahdat entered into an employment offer letter with the Company. The offer letter provides that Mr. Vahdat is entitled to an annual salary of $300,000 in 2018 increasing to $360,000 in 2019. In addition, Mr. Vahdat was entitled to a bonus of $105,000 payable in 2019 for the 2018 year and is eligible for a discretionary bonus beginning in 2019 at a target of 60% of base salary, determined by individual progress toward predetermined metrics and the overall performance of the Company. Mr. Vahdat is also eligible to participate in all of the Company's benefit plans available to other employees.

Rian Furey, Former Chief Operating Officer and President, Direct Lending

On August 14, 2019, Rian Furey entered into a Separation and Release Agreement with the Company whereby the parties agreed that Mr. Furey's last day of employment at the Company would be August 16, 2019. Prior to the end of this term, Rian Furey served as Chief Operating Officer and President of Direct Lending. Pursuant to the Separation and Release Agreement, the Company agreed to pay Mr. Furey a severance payment of an aggregate of $250,000 in two equal installments on September 11, 2019 and November 11, 2019. The Company also agreed to reimburse healthcare coverage under its group health plan for Mr. Furey and his dependents until September 30, 2019. Mr. Furey was not be eligible to receive a bonus with respect to any portion of the Company's 2019 fiscal year. All unvested stock options were forfeited and vested stock options were to remain exercisable until the earlier of November 14, 2019 and the expiration date of such stock option. As of the date of separation, Mr. Furey held options exercisable for 10,000 shares of common stock at an exercise price per share of $9.99.

Equity Compensation Plan Information

Our current stock plan is the Company's 2010 Omnibus Incentive Plan, referred to herein as the "2010 Plan," which was approved by our stockholders and became effective on July 20, 2010 and expires in July 2020. The 2010 Plan is administered by the Compensation Committee of the Company's Board of Directors, with participation and approval of the Board of Directors. Awards under the 2010 Plan may include incentive stock options, nonqualified stock options, stock appreciation rights, restricted shares of common stock, restricted stock units, performance share or unit awards, other stock-based awards and cash-based incentive awards. See "Proposal No. 2—Approval of 2020 Equity Incentive Plan."

401(k) Plan

We maintain the Impac Companies 401(k) Savings Plan for all full time employees with at least six months of service, which is designed to be tax deferred in accordance with the provisions of Section 401(k) of the Code. The 401(k) Plan provides that each participant may contribute from 1% to 25% of his or her salary pursuant to certain restrictions or up to $18,500 annually for 2019. We will contribute to the participant's plan account at the end of each plan year 50% of the first 4% of salary contributed by a participant. Under the 401(k) Plan, employees may elect to enroll on the first day of any month, provided that they have been employed for at least six months. Subject to the rules for maintaining the tax status of the 401(k) Plan, an additional company contribution may be made at our discretion, as determined by the Board of Directors. The discretionary contributions made to the plan vest over a three year period. We recorded approximately $562,000 for matching contributions and no discretionary contributions during 2019. There were no discretionary matching contributions recorded during the year ended December 31, 2019.

Grants of Plan-Based Awards

The following table provides information as of December 31, 2019 regarding securities issued under our equity compensation plans that were in effect during fiscal 2019

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,079,039	$7.57	1,230,953
Equity compensation plans not approved by security holders	—	—	—

Total	1,079,039	7.57	1,230,953

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of such securities with the SEC. Directors, executive officers and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on review of the copies of such reports furnished to us during the fiscal year ended December 31, 2019, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% stockholders were satisfied by such persons.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No director, executive officer, shareholder holding at least 5% of shares of our common stock, or any immediate family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the beginning of our last fiscal year, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or 1% of the average of the Company's total assets at year-end for the last two completed fiscal years except as described below. On April 15, 2020, the Company amended and restated those certain outstanding convertible promissory notes (the "Original Notes") in the principal amount of $25 million originally issued on May 8, 2015 pursuant to the terms of that certain Note Purchase Agreement between the Company and the holders ("Noteholders") of the Original Notes (the "Note Purchase Agreement"). The Original Notes have been amended to extend the maturity date by six months (until November 9, 2020) and to reduce the interest rate on such notes to 7.0% per annum (the "Amended Notes"). The Amended Notes otherwise contain the same terms and conditions as the Original Notes. In connection with the issuance of the Amended Notes, the Company issued to the holders of the Amended Notes, warrants ("Warrants") to purchase up to an aggregate of 212,649 shares of the Company's common stock at a cash exercise price of $2.97 per share. The Warrants are exercisable commencing on October 16, 2020 and expire on April 15, 2025. Mr. Todd Pickup and his affiliated entities (a greater than 5% shareholder), currently hold $10,000,000 million in principal amount of Amended Notes and received Warrants to purchase an aggregate of 85,059.60 shares of the Company's common stock. Mr. Richard Pickup and his affiliated entities (a greater than 5% shareholder and director), currently hold $13,750,000 million in principal amount of Amended Notes and received Warrants to purchase an aggregate of 116,956.95 shares of the Company's common stock.

Policies and Procedures

Pursuant to our Code of Business Conduct and Ethics, directors and officers must notify the General Counsel or the Chairman of our Audit Committee of the existence of any actual or potential conflict of interest. The Audit Committee, as described in its charter, reviews reports and disclosures of insider and affiliated party transactions or other conflicts of interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to beneficial ownership of our common stock as of April 20, 2020 by (i) each director, (ii) each Named Executive Officer, (iii) each person known to us to beneficially own more than five percent of our common stock, and (iv) all directors and current executive officers as a group.

As of April 20, 2020, there were 21,264,926 shares of common stock outstanding. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to securities held by that person that are currently exercisable or become exercisable, or convertible or become convertible, within 60 days of April 20, 2020 are deemed outstanding even if they have not actually been exercised or converted. Those shares, however, are not deemed outstanding for the purpose of computing the ownership percentage of any other person. Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to our knowledge, sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Shareholders (Other than Directors)
Todd M. Pickup (2)	2,938,913	13.5%
Talkot Capital, LLC (3)	2,777,031	13.1%
Named Executive Officers and Directors
George A. Mangiaracina (4)	184,334	*
Rian Furey	—	*
Brian Kuelbs (4)	70,070	*
Thomas B. Akin (3)(4)	2,793,698	13.1%
Katherine J. Blair	—	*
Frank P. Filipps (4)	65,144	*
Stewart B. Koenigsberg (4)	5,000	*
Richard H. Pickup (5)	5,775,000	26.4%
Nima J. Vahdat (4)	13,334	*
Directors and current executive officers as a group (8 persons) (3)(4)(5)	8,896,580	41.4%

*
Indicates less than 1%.
(1)
Except as otherwise noted, all named beneficial owners can be contacted at 19500 Jamboree Road, Irvine, California 92612.
(2)
According to a Schedule 13G/A filed on February 13, 2019 and subsequent filings pursuant to Section 16 of the Exchange Act, the share amount consists of (A) (i) 100,000 shares owned directly by Mr. Pickup; (ii) 300,000 shares owned by Pickup Grandchildren's Trust; (iii) 100,000 shares owned directly by Pickup Living Trust; (iv) 1,793,796 shares owned directly by Vintage Trust II, dated July 19, 2007, (the "Vintage Trust"); and (v) 465,117 shares that the Vintage Trust has the right to acquire at any time by converting into such shares the outstanding principal balance of Convertible Promissory Notes Due 2020 issued to the Vintage Trust, at the initial conversion price of $21.50 per share, and Mr. Pickup exercises sole investment and voting power over all such shares, and (B) 100,000 shares owned directly by Plus Four Equity Partners, L.P. and 80,000 shares owned directly by Vintage Trust, dated October 28, 1993, over which Mr. Pickup shares investment and voting power. The stockholder's address is 2532 Dupont Drive, Irvine, California 92612.
(3)
According to a Schedule 13D filed with the SEC on July 31, 2017, consists of 1,598,394 shares held by Talkot Fund, L.P., over which it has sole voting and dispositive power, and 1,178,637 shares held by Thomas B. Akin, over which he has sole voting and dispositive power. Talkot Capital, LLC acts as an investment adviser to certain private pooled investment vehicles. Talkot Capital, by virtue of investment advisory agreements with these pooled investment vehicles, has investment and voting power over securities owned of record by these pooled investment vehicles. Despite their delegation of investment and voting power to Talkot Capital, under Rule 13d-3 of the Exchange Act, these pooled investment vehicles may be deemed the beneficial owner of the securities they own of record because they have the right to acquire investment and voting power, and have dispositive power, through termination of the investment advisory agreements with Talkot Capital. Talkot Capital may be deemed the beneficial owner of the securities covered by this statement under Rule 13d-3 of the Exchange Act. None of the securities are owned of record by Talkot Capital, and Talkot Capital disclaims any beneficial interest in such securities. Thomas B. Akin is the Managing Member of the General Partner, Talkot Capital, LLC. The principal business address is 2400 Bridgeway, Suite 300, Sausalito, CA 94965.

(4)
Includes the following: George Mangiaracina—167,667 shares underlying options and 16,667 shares underlying vested RSUs; Brian Kuelbs—26,667 shares underlying options, 35,069 shares underlying unvested RSAs and 8,334 shares underlying vested RSUs; Nima J. Vahdat—13,334 shares underlying options; Thomas Akin—16,667 shares underlying options; Frank Filipps—33,500 shares underlying options and 27,834 shares underlying vested DSUs; Stewart Koenigsberg—5,000 underlying vested DSUs.
(5)
Consists of the following: (i) 2,605,465 shares owned directly by RHP Trust, dated May 31, 2011 (the "Trust"), and 639,535 shares underlying Convertible Promissory Notes Due 2020 issued to the Trust, at the initial conversion price of $21.50 per share, (ii) 120,000 shares owned by Mr. Pickup and held in an individual retirement account, (iii) 1,400,000 shares are owned directly by Dito Caree LP, and (iv) 1,000,000 shares owned directly by Dito Devcar LP, each of which Gamebusters, Inc. is the sole general partner with Mr. Pickup is its sole officer and director. Mr. Pickup has sole investment and voting power and (v) 10,000 shares underlying stock options. The stockholder's and the Trust's address is 2532 Dupont Drive, Irvine, California 92612. Mr. Pickup is not standing for reelection.

 STOCKHOLDER PROPOSALS

Proposals to be Included in Proxy Statement

If a stockholder would like us to consider including a proposal in our proxy statement and form of proxy relating to our 2021 annual meeting of stockholders pursuant Rule 14a-8 under the Exchange Act, a written copy of the proposal must be delivered no later than January 2, 2021 (the date that is 120 calendar days before the one year anniversary of the date on which the proxy statement was released to stockholders for this year's Annual Meeting of stockholders). If the date of next year's annual meeting is changed by more than 30 days from the anniversary date of this year's Meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under Exchange Act, in order to be included in our proxy materials.

Proposals to be Submitted for Annual Meeting

Stockholders who wish to submit a proposal for consideration at our 2020 Annual Meeting of stockholders, but who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act, must, in accordance with our bylaws, deliver a copy of their proposal no later than the close of business on the 60th day prior to the first anniversary of this Annual Meeting (April 24, 2021), nor earlier than the 90th day prior to the first anniversary of this Annual Meeting (March 25, 2021). The proposal must comply with the notice procedures and information requirements set forth in our bylaws, and the stockholder making the proposal must be a stockholder of record at the time of giving the notice and entitled to vote at the meeting. Any stockholder proposal that is not submitted pursuant to the procedures set forth in our bylaws will not be eligible for presentation or consideration at the next annual meeting.

In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year's annual meeting, then notice must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Public announcement means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the company with the SEC pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

Mailing Instructions

In each case, proposals should be delivered to 19500 Jamboree Road, Irvine, California 92612, Attention: Nima J. Vahdat, General Counsel & Secretary. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail return receipt requested.

 OTHER BUSINESS

The Board of Directors does not know of any other matter to be acted upon at the Meeting. However, if any other matter shall properly come before the Meeting, the proxy holders named in the proxy accompanying this proxy statement will have authority to vote all proxies in accordance with their discretion.

By order of the Board of Directors

Nima J. Vahdat, General Counsel & Secretary

Dated: May 1, 2020
Irvine, California

 Appendix A

IMPAC MORTGAGE HOLDINGS, INC.

2020 EQUITY INCENTIVE PLAN

(Effective April 8, 2020)

 IMPAC MORTGAGE HOLDINGS, INC.

2020 EQUITY INCENTIVE PLAN

(Effective April 8, 2020)

IMPAC MORTGAGE HOLDINGS, INC. hereby adopts the IMPAC MORTGAGE HOLDINGS, INC. 2020 Equity Incentive Plan (the "Plan"), by action of the Company's Board of Directors, on and effective as of the date set forth above (the "Plan Adoption Date"), subject to approval of the Plan by the Company's shareholders pursuant to Section 12.3 below. Unless otherwise defined, terms with initial capital letters are defined in Section 2 below.

SECTION 1
BACKGROUND AND PURPOSE

1.1    Background.    The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Stock-Based Awards.

1.2    Purpose of the Plan.    The Plan is intended to attract, motivate and retain the following individuals: (a) employees of the Company or its Affiliates; (b) consultants who provide significant services to the Company or its Affiliates and (c) directors of the Company or any of its Affiliates who are not employees of the Company or any Affiliate. The Plan also is designed to encourage stock ownership by such individuals, thereby aligning their interests with those of the Company's shareholder.

SECTION 2
DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

  2.1  "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Act shall include such section, any valid rules or regulations promulgated under such section, and any comparable provisions of any future legislation, rules or regulations amending, supplementing or superseding any such section, rule or regulation.

  2.2  "Administrator" means the Compensation Committee of the Board of Directors of the Company, or, at the discretion of the Board, the Board as a whole, and/or such other person or persons as may be designated by the Board from time to time to administer the Plan or specific portions thereof; provided, however, that Awards to Nonemployee Directors may only be granted and administered by the Board as a whole, and Awards to Section 16 Persons may only be granted and administered by the Compensation Committee or another committee of Independent Directors.

  2.3  "Affiliate" means any corporation or any other entity (including, but not limited to, Subsidiaries, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

  2.4  "Applicable Law" means the legal requirements relating to the administration of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock-Based Awards and similar incentive plans under any applicable laws, including but not limited to federal and state employment, labor, privacy and securities laws, the Code, and applicable rules and regulations promulgated by the Nasdaq Stock Market, New York Stock Exchange, NYSE American or any other stock exchange or quotation system upon which the Shares may then be listed or quoted.

  2.5  "Award" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Stock-Based Awards.

  2.6  "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan, including the Grant Date.

  2.7  "Board" or "Board of Directors" means the Board of Directors of the Company.

  2.8  "Change in Control" means the occurrence of any of the following:

    2.8.1  Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting capital stock, other than a group of two or more persons not (A) acting in concert for the purpose of acquiring, holding or disposing of such stock or (B) otherwise required to file any form or report with any governmental agency or regulatory authority having jurisdiction over the Company which requires the reporting of any change in control;

    2.8.2  The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets (whether by stock sale, merger, consolidation or otherwise);

    2.8.3  The consummation of a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation for the sole purpose of changing the Company's jurisdiction of incorporation or (ii) a consolidation or merger of the Company in which the holders of the voting capital stock of the Company immediately prior to the consolidation or merger (other than Persons who are parties to such consolidation or merger and their respective Affiliates) hold at least fifty percent (50%) of the voting power represented by the Company's then outstanding voting capital stock of the Company or the surviving entity (or its parent entity) immediately after the consolidation or merger; or

    2.8.4  During any period of not more than twelve (12) consecutive months during which the Company continues in existence, not including any period prior to the effective date of this Plan, individuals who, at the beginning of such period, constitute the Board of Directors of the Company, and any new Director (other than a Director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 2.8.2 or 2.8.3) whose appointment to the Board of Directors of the Company or nomination for election to the Board of Directors of the Company was approved by a vote of a majority of the

Directors then still in office, either were Directors at the beginning of such period or whose appointment or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors of the Company.

Notwithstanding the foregoing, if any "payment" (as defined for purposes of Section 409A of the Code) to be made hereunder as a result of the occurrence one or more of the foregoing events would be considered "nonqualified deferred compensation" for purposes of Section 409A of the Code, then, as to such payment, such event shall constitute a Change in Control only if the event additionally constitutes a "change in ownership," a "change in effective control" or a "change in the ownership of a substantial portion of the assets" (as such terms are defined for purposes of Section 409A of the Code) of the Company.

  2.9  "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

  2.10 "Company" means Impac Mortgage Holdings, Inc. or any successor thereto.

  2.11 "Consultant" means any consultant, independent contractor or other person who provides significant services to the Company or its Affiliates, or any employee or Affiliate of any of the foregoing, but who is neither an Employee nor a Director; and provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to registration on a Form S-8 Registration Statement under the Securities Act of 1933, as amended.

  2.12 "Continuous Service" as an Employee, Consultant or Director means that a Participant's employment or service relationship with the Company or any Affiliate is not interrupted or terminated. Continuous Service shall not be considered interrupted in the following cases: (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Subsidiary or successor. A leave of absence approved by the Company shall include sick leave, military leave or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If such reemployment is approved by the Company but not guaranteed by statute or contract, then such employment will be considered terminated on the ninety-first (91st) day of such leave and on such date any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option. In the event a Participant's status changes among the positions of Employee, Director and Consultant, the Participant's Continuous Service as an Employee, Director or Consultant shall not be considered terminated solely as a result of any such changes in status.

  2.13 "Director" means any individual who is a member of the Board of Directors of the Company or of an Affiliate of the Company.

  2.14 "Disability" means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

  2.15 "Employee" means any individual who is a common-law employee of the Company or of an Affiliate.

  2.16 "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option or the base value from which the appreciation in value of a Share is determined upon exercise of a Stock Appreciation Right.

  2.17 "Fair Market Value" means, as of any date, provided Shares are listed on an established stock exchange or a national market system, including without limitation NYSE American, the Fair Market Value of a Share shall be the closing sales price for such stock as quoted on the exchange with the greatest volume of trading in Shares on the Grant Date of the Award. If no sales were reported on such Grant Date of the Award, the Fair Market Value of a Share shall be the closing price for the Company's common stock as quoted on the exchange with the greatest volume of trading in Shares on the last market trading day with reported sales prior to the date of determination. In the case where the Company is not listed on an established stock exchange or national market system, Fair Market Value shall be determined by the Administrator in good faith in accordance with Code Section 409A and applicable Treasury regulations.

  2.18 "Fiscal Year" means a fiscal year of the Company.

  2.19 "Grant Date" means the date the Administrator approves the Award.

  2.20 "Incentive Stock Option" means an option to purchase Shares that is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

  2.21 "Independent Director" means a Nonemployee Director who is (i) a "nonemployee director" within the meaning of Section 16b-3 of the 1934 Act, and (ii) "independent" as determined under the applicable rules of NYSE American, as any of these definitions may be modified or supplemented from time to time.

  2.22 "Misconduct" shall include commission of any act in competition with any activity of the Company (or any Affiliate) or any act contrary or harmful to the interests of the Company (or any Affiliate) as determined in good faith by the Administrator and shall include, without limitation: (a) conviction of a felony or crime involving moral turpitude or dishonesty, (b) violation of Company (or any Affiliate) policies, with or acting against the interests of the Company (or any Affiliate), including employing or recruiting any present, former or future employee of the Company (or any Affiliate), (c) misuse of any confidential, secret, privileged or non-public information relating to the Company's (or any Affiliate's) business, or (d) participating in a hostile takeover attempt of the Company or an Affiliate. The foregoing definition shall not be deemed to be inclusive of all acts or omissions that the Company (or any Affiliate) may consider as Misconduct for purposes of the Plan.

  2.23 "Nonemployee Director" means a Director who is not an Employee.

  2.24 "Nonqualified Stock Option" means an option to purchase Shares that is not designated as and/or does not meet the requirements of Section 422 of the Code to be an Incentive Stock Option.

  2.25 "NYSE American" means the NYSE American stock exchange, or any successor stock exchange on which Shares may be listed from time to time.

  2.26 "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

  2.27 "Participant" means an Employee, Consultant or Nonemployee Director who has an outstanding Award.

  2.28 "Performance Goals" means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award, which goals shall be specified in the agreement for such Award and upon which the vesting or settlement of such Award may be conditioned. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement, including without limitation goals tied to individual objectives and/or the Company's (or a business unit's) financial measures as determined by the Administrator. The foregoing definition shall not be deemed to be inclusive of all Performance Goals for purposes of this Plan. The Performance Goals may differ from Participant to Participant and from Award to Award.

  2.29 "Period of Restriction" means the period during which Restricted Stock, RSUs or Stock-Based Awards are subject to restrictions that subject the Restricted Stock, RSUs or Stock-Based Awards to a substantial risk of forfeiture. Such restrictions may be based on the passage of time in which case the restrictions may lapse over the Period of Restriction, the achievement of Performance Goals, or the occurrence of other events as determined by the Administrator, in its discretion.

  2.30 "Plan" means this Impac Mortgage Holdings, Inc. 2020 Equity Incentive Plan, as set forth in this plan document and as hereafter amended from time to time.

  2.31 "Restricted Stock" means an Award granted to a Participant pursuant to Section 7. An Award of Restricted Stock constitutes a transfer of ownership of Shares to a Participant from the Company subject to restrictions against transferability, assignment, and hypothecation. Under the terms of the Award, the restrictions against transferability are removed when the Participant has met the specified vesting requirement. Vesting can be based on continued employment or service over a stated service period or the attainment of specified Performance Goals. If employment or service is terminated prior to vesting, the unvested restricted stock revert back to the Company.

  2.32 "Restricted Stock Unit" or "RSU" means an Award granted to a Participant pursuant to Section 8. Restricted Stock Units constitute a right to receive Shares or their equivalent value in cash at a future time based on continued employment or service over a stated service period or the attainment of specified Performance Goals.

  2.33 "Rule 16b-3" means the rule so designated promulgated under Section 16 of the 1934 Act, and any future rule or regulation amending, supplementing or superseding such rule.

  2.34 "SEC" means the U.S. Securities Exchange Commission.

  2.35 "Section 16 Person" means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

  2.36 "Shares" means shares of common stock of the Company.

  2.37 "Stock Appreciation Right" or "SAR" means the right granted to a Participant pursuant to Section 6 to receive a payment in either cash or Shares that is based upon the increase in Fair Market Value of a Share following the Grant Date.

  2.38 "Stock-Based Award" means a right to or based upon Shares or their equivalent value granted to a Participant pursuant to Section 9.

  2.39 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 3
ADMINISTRATION

3.1    The Administrator.    The Administrator, if not the Compensation Committee of the Board, shall be appointed by the Board of Directors from time to time.

3.2    Authority of the Administrator.    It shall be the duty of the Administrator to administer the Plan in accordance with the Plan's provisions and in accordance with Applicable Law. The Administrator shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the following: (a) the determination of which Employees, Consultants and Directors shall be granted Awards; (b) setting the terms and conditions of the Awards at initial grant and any subsequent revisions or changes to the terms and conditions of Awards, including, but not limited to, changes to, or removal of restrictions on, outstanding Awards relating to vesting, Period of Restriction or exercisability periods, (c) interpretation of the Plan, (d) adoption, amendment and revocation of rules, guidelines and policies relating to and consistent with the Plan and for the administration, interpretation and application of the Plan, (e) adoption, amendment and revocation of sub-plans or supplements to the Plan, including, without limitation, as the Administrator deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions in which the Company or any Subsidiary operates or whose citizens or residents may be granted Awards; and (f) interpretation of any rules, guidelines and policies relating to the Plan and of any of sub-plans and supplements to the Plan.

3.3    Decisions Binding.    All determinations and decisions made by the Administrator shall be final, conclusive and binding on all persons, and shall be given the maximum deference permitted by Applicable Law.

SECTION 4
SHARES SUBJECT TO THE PLAN

4.1    Number of Shares.    Subject to adjustment, as provided in Section 4.3, the total number of Shares initially available for issuance under the Plan shall be two million (2,000,000) Shares, which also shall be the total number of Shares that may be issued under the Plan with respect to Incentive Stock Options.

For purposes of determining the number of Shares available for issuance under this Section 4.1, the impact of any Award shall be determined by multiplying the number of Shares underlying such Award by the applicable multiplier below:

Type of Award	Multiplier
Restricted Stock, RSUs, and full value Stock-Based Awards	2.0
Options, Stock Appreciation Rights and other than full value Awards	1.0

Shares tendered or held back upon exercise of an Option to cover the exercise price or tax withholding shall not be available for future issuance under the Plan. Upon exercise of SARs, the gross number of Shares exercised shall be deducted from the total number of Shares remaining available for issuance under the Plan. Shares tendered or held back upon the vesting or settlement of any Restricted Stock, RSUs, and Stock-Based Awards to cover tax withholding shall not be added back to the Shares available for issuance under the Plan. Shares issued under the Plan may be authorized but unissued Shares or reacquired Shares bought on the market or otherwise.

On and after the Plan Adoption Date, no further grants will be made under the Impac Mortgage Holdings, Inc. Omnibus Incentive Plan (the "2010 Equity Plan"), but Shares may continue to be issued under the 2010 Equity Plan pursuant to grants made prior to the Plan Adoption Date, which issuances of Shares will not reduce the number of Shares available for issuance under this Section 4.1.

4.2    Lapsed Awards.    If any Award made under the Plan expires, or is forfeited or cancelled without having been exercised or settled in full, or if Shares are acquired pursuant to an Award subject to forfeiture or repurchase and are forfeited or repurchased by the Company for an amount not greater than the Participant's exercise or purchase price, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall be added back to the Shares available for issuance under the Plan based on the applicable multiplier set forth in Section 4.1 and shall again be available for future Awards under the Plan.

4.3    Adjustments in Awards and Authorized Shares.    The number of Shares covered by the Plan, each outstanding Award, and the per Share exercise price of each such Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, recapitalization, spin-off, combination, reclassification, the payment of a stock dividend on the common stock or any other increase or decrease in the number of such Shares of common stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an Option or SAR.

4.4    Assumption or Substitution of Awards.    The Board may, without affecting the number of Shares available pursuant to Section 4.1, authorize the issuance of Awards under this Plan in substitution or assumption of outstanding awards under the plan of another entity in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

4.5    Legal Compliance.    Shares shall not be issued pursuant to the making or exercise of an Award unless the exercise of the Award and rights and the issuance and delivery of Shares shall comply with the Securities Act of 1933, as amended, the 1934 Act and other Applicable Law pertaining to, among other things, the issuance of Shares, excessive compensation, golden parachute payments and risk management, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Any Award made in violation hereof shall be null and void. This section shall not be interpreted to preclude the issuance of Awards that may have unfavorable tax consequences to the Company or a Participant, and, for purposes of this section, Applicable Law shall not include the Code or any other state or federal tax law.

4.6    Investment Representations.    As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of exercise that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

4.7    Limitation on Nonemployee Director Grants.    No Nonemployee Director shall be granted Awards or receive cash compensation in any one calendar year having a value, as determined by the Company for financial reporting purposes, in excess of $500,000. For the purpose of the preceding sentence, cash compensation that is deferred shall be considered received in the year for which it was initially payable and any earnings on deferred amounts shall not be taken into account. In adopting and approving this Plan, the Board and the Company's shareholders have considered that annual compensation to each Nonemployee Director of up to $500,000 is reasonable. The foregoing limit on Nonemployee Director compensation applies only to compensation for customary Board services, and does not apply to compensation for special Board services, for example, being chair or vice-chair of the Board, which shall be subject to the limit set forth in the next sentence of this section. The Board may make exceptions to this limit for individual Nonemployee Directors in extraordinary circumstances, so long as this section would not be violated if the $500,000 figure were instead $750,000, as the Board may determine in its sole discretion, provided that the Nonemployee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving Nonemployee Directors.

 SECTION 5
STOCK OPTIONS

The provisions of this Section 5 are applicable to Options granted to Employees, Consultants and Nonemployee Directors. Such Participants shall also be eligible to receive other types of Awards as set forth in the Plan.

5.1    Grant of Options.    Subject to the terms and provisions of the Plan, Options may be granted at any time and from time to time as determined by the Administrator in its discretion. The Administrator may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof, and the Administrator, in its discretion and subject to Sections 4.1, shall determine the number of Shares subject to each Option.

5.2    Award Agreement.    Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise the Option, and such other terms and conditions as the Administrator, in its discretion, shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3    Exercise Price.    The Administrator shall determine the Exercise Price for each Option subject to the provisions of this Section 5.3.

  5.3.1    Nonqualified Stock Options.    In the case of a Nonqualified Stock Option, the per Share exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as determined by the Administrator.

  5.3.2    Incentive Stock Options.    The grant of Incentive Stock Options shall be subject to the following limitations:

    (a)    The Exercise Price of an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date;

    (b)    Incentive Stock Options may be granted only to persons who are, as of the Grant Date, Employees of the Company or a Subsidiary, and may not be granted to Consultants or Nonemployee Directors;

    (c)    To the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any parent or Subsidiary) exceeds $100,000, the Options to acquire Shares in excess of such amount shall be treated as Nonqualified Stock Options. For purposes of this Section 5.3.2(c), Incentive Stock Options shall be taken into account in the order in which they were granted. For purposes of this limitation, the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted; and

    (d)    In the event of a Participant's change of status from Employee to Consultant or Nonemployee Director, an Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option three (3) months and one (1) day following such change of status.

  5.3.3    Substitute Options.    Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees, Directors or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer, and such Options may be granted with an Exercise Price less than the Fair Market Value of a Share on the Grant Date; provided, however, the grant of such substitute Option shall not constitute a "modification" as defined in Code Section 424(h)(3) and the applicable Treasury regulations.

5.4    Exercise of Options.    Options granted under the Plan shall be exercisable at such times and be subject to such restrictions as set forth in the Award Agreement and conditions as the Administrator shall determine in its discretion. However, an Option that vests or becomes exercisable based on the Participant's Continuous Service as an Employee, Consultant or Nonemployee Director, must not vest or become exercisable in whole or in part prior to the expiration of a one (1) year period of such Continuous Service following the Grant Date of such Option. Notwithstanding the foregoing sentence, the Administrator shall have the power and the discretion to provide for earlier vesting and/or exercisability in the event a Participant's Continuous Service as an Employee, Director or Consultant terminates due to death or Disability or following a Change in Control, and to provide for earlier vesting and exercisability vesting of Awards that in the aggregate (including any Restricted Stock, RSUs and Stock-Based Awards that vest less than one (1) year from the Grant Date and SARs that vest or become exercisable less than one (1) year from Grant Date) are limited to a number of Shares that does not exceed five percent (5%) of the total number of Shares set forth in Section 4.1. An Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall not become first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee's death, Disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Except as set forth in Section 10, in all cases involving termination of Continuous Service as an Employee, Director or Consultant (including, but not limited to, the reasons described in subsections (c), (d) and (e) of Section 5.5.1), such Option shall be exercisable only to the extent the Participant was entitled to exercise it at the date of such termination.

5.5    Expiration of Options

  5.5.1    Expiration Dates.    Unless otherwise specified in the Award Agreement, but in any event no later than ten (10) years from the Grant Date, each Option shall terminate no later than the first to occur of the following events:

    (a)    Date in Award Agreement.    The date for termination of the Option set forth in the written Award Agreement;

    (b)    Termination of Continuous Service as Employee, Director or Consultant.    The last day of the three (3)-month period following the date the Participant ceases his/her Continuous Service as an Employee, Director or Consultant (other than termination for a reason described in subsections (c), (d) or (e) below).

    (c)    Misconduct.    In the event a Participant's Continuous Service as an Employee, Director or Consultant terminates because the Participant has performed an act of Misconduct as determined by the Administrator, all unexercised Options held by such Participant shall expire immediately upon receiving written notice from the Company to the Participant; provided, however, that the Administrator may, in its sole discretion, reinstate the Options by giving written notice of such reinstatement to Participant. In the event of such reinstatement, the Participant may exercise the Option only to such extent, for such time, and upon such terms and conditions as if the Participant had ceased to be employed by or affiliated with the Company or a Subsidiary upon the date of such termination for a reason other than Misconduct, disability or death;

    (d)    Disability.    In the event that a Participant's Continuous Service as an Employee, Director or Consultant terminates as a result of the Participant's Disability, the Participant may exercise his or her Option at any time within twelve (12) months from the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). If, at the date of termination, the Participant is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan;

    (e)    Death.    In the event of the death of a Participant, the Participant's Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. If, at the time of death, the Participant was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Participant's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan; or

  5.5.2    10 Years from Grant.    An Option shall expire no more than ten (10) years from the Grant Date; provided, however, that if an Incentive Stock Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, such Incentive Stock Option may not be exercised after the expiration of five (5) years from the Grant Date.

  5.5.3    Administrator Discretion.    Notwithstanding the foregoing the Administrator may, after an Option is granted, extend the exercise period that an Option is exercisable following a Participant's termination of Continuous Service (recognizing in some such circumstances the Options would cease to be Incentive Stock Options); provided, however, in no event may any such extension extend beyond the stated expiration date of the Option.

5.6    Exercise and Payment.    Options shall be exercised by the Participant's delivery of a written notice of exercise to the Chief Financial Officer of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares and payment of any additional amount that the Administrator specifies is necessary for the Company to pay any required withholding taxes in accordance with Section 13.

  5.6.1    Form of Consideration.    Upon the exercise of any Option, payment of the Exercise Price shall be made (i) in cash, by check or in cash equivalent; (ii) by means of a Stock Tender Exercise;

  (iii) by means of a Cashless Exercise; (iv) by means of a Net Exercise; (v) by such other consideration as may be approved by the Administrator from time to time to the extent permitted by applicable law; or (vi) by any combination thereof. The Administrator may at any time or from time to time grant Options that do not permit all of the foregoing forms of consideration to be used in payment of the Exercise Price or which otherwise restrict one or more forms of consideration. For purposes of this Section 5.6:

    (a)    "Stock Tender Exercise" means the delivery of a properly executed exercise notice accompanied by a Participant's tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole Shares having a Fair Market Value that does not exceed the aggregate Exercise Price of the Shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. If required by the Company, the Option may not be exercised by tender to the Company, or attestation to the ownership, of Shares unless such Shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

    (b)    "Cashless Exercise" means the delivery of a properly executed exercise notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the Shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

    (c)    "Net Exercise" means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of Shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of Shares having a Fair Market Value that does not exceed the aggregate Exercise Price for the Shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate Exercise Price not satisfied by such reduction in the number of whole Shares to be issued.

  5.6.2    Delivery of Shares.    As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased and taxes required to be withheld, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

SECTION 6
STOCK APPRECIATION RIGHTS

6.1    Grant of SARs.    Subject to the terms and provisions of the Plan, SARs may be granted at any time and from time to time as determined by the Administrator in its discretion. The Administrator, in its discretion and subject to Section 4.1, shall determine the number of Shares subject to each SAR.

6.2    Award Agreement.    Each SAR shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the SAR, the number of Shares to which the SAR pertains, any conditions to exercise the SAR, and such other terms and conditions as the Administrator, in its discretion, shall determine. The Award Agreement shall also specify whether the SAR is to be paid in cash or in Shares, or a specified combination of cash and Shares.

6.3    Exercise Price.    The Administrator shall determine the Exercise Price for each SAR, which shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as determined by the Administrator.

6.4    Exercise of SARs.    SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions as set forth in the Award Agreement and conditions as the Administrator shall determine in its discretion. However, a SAR that vests or becomes exercisable based on the Participant's Continuous Service as an Employee, Consultant or Nonemployee Director, must not vest or become exercisable in whole or in part prior to the expiration of a one (1) year period of such Continuous Service following the Grant Date of such SAR. Notwithstanding the foregoing sentence, the Administrator shall have the power and the discretion to provide for earlier vesting and/or exercisability in the event a Participant's Continuous Service as an Employee, Director or Consultant terminates due to death or Disability or following a Change in Control, and to provide for earlier vesting and exercisability of Awards that in the aggregate (including any Restricted Stock, RSUs and Stock-Based Awards that vest less than one (1) year from the Grant Date and Options that vest or become exercisable less than one (1) year from Grant Date) are limited to a number of Shares that does not exceed five percent (5%) of the total number of Shares set forth in Section 4.1. A SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall not be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee's death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Except as set forth in Section 10, in all cases involving termination of Continuous Service as an Employee, Director or Consultant (including, but not limited to, the reasons described in subsections (c), (d) and (e) of Section 6.5.1), such SAR shall be exercisable only to the extent the Participant was entitled to exercise it at the date of such termination.

6.5    Expiration of SARs

  6.5.1    Expiration Dates.    Unless otherwise specified in the Award Agreement, but in any event no later than ten (10) years from the Grant Date, each SAR shall terminate no later than the first to occur of the following events:

    (a)    Date in Award Agreement.    The date for termination of the SAR set forth in the written Award Agreement;

    (b)    Termination of Continuous Service as Employee, Director or Consultant.    The last day of the three (3)-month period following the date the Participant ceases his/her Continuous Service as an Employee, Director or Consultant (other than termination for a reason described in subsections (c), (d) or (e) below).

    (c)    Misconduct.    In the event a Participant's Continuous Service as an Employee, Director or Consultant terminates because the Participant has performed an act of Misconduct as determined by the Administrator, all unexercised SARs held by such Participant shall expire immediately upon receiving written notice from the Company to the Participant; provided, however, that the Administrator may, in its sole discretion, reinstate the SARs by giving written notice of such reinstatement to Participant. In the event of such reinstatement, the Participant may exercise the SARs only to such extent, for such time, and upon such terms and conditions as if the Participant had ceased to be employed by or affiliated with the Company or a Subsidiary upon the date of such termination for a reason other than Misconduct, Disability or death;

    (d)    Disability.    In the event that a Participant's Continuous Service as an Employee, Director or Consultant terminates as a result of the Participant's Disability, the Participant may exercise his or her SAR at any time within twelve (12) months from the date of such termination (but in no event later than the expiration of the term of such SAR as set forth in the Award Agreement). If, at the date of termination, the Participant is not entitled to exercise his or her entire SAR, the Shares covered by the unexercisable portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan; or

    (e)    Death.    In the event of the death of a Participant, the Participant's SAR may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such SAR as set forth in the Award Agreement), by the Participant's estate or by a person who acquired the right to exercise the SAR by bequest or inheritance. If, at the time of death, the Participant was not entitled to exercise his or her entire SAR, the Shares covered by the unexercisable portion of the SAR shall immediately revert to the Plan. If, after death, the Participant's estate or a person who acquired the right to exercise the SAR by bequest or inheritance does not exercise the SAR within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

  6.5.2    Administrator Discretion.    Notwithstanding the foregoing the Administrator may, after a SAR is granted, extend the exercise period that a SAR is exercisable following a Participant's termination of Continuous Service; provided, however, in no event may any such extension extend beyond the stated expiration date of the SAR.

6.6    Exercise and Payment.    SARs shall be exercised by the Participant's delivery of a written notice of exercise to the Chief Financial Officer of the Company (or its designee), setting forth the number of Shares with respect to which the SAR is to be exercised. Upon the exercise of a SAR, the Company shall pay the Participant an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price, by (b) the number of Shares with respect to which the SAR is exercised. Except to the extent that the Award Agreement specifies otherwise, payment may be made in cash or in Shares, or a specified combination of cash and Shares, as determined by the Administrator in its discretion. Such payment shall be reduced by any amount that the Administrator determines is necessary for the Company to pay any required withholding taxes in accordance with Section 13, or if the payment is to be made in Shares, the Administrator may require, as a condition of exercise of the SAR, that the Participant pay to the Company any amount necessary for the Company to pay any required withholding taxes in accordance with Section 13.

SECTION 7
RESTRICTED STOCK

7.1    Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Employees, Directors and Consultants in such amounts as the Administrator, in its discretion, shall determine. The Administrator shall determine the number of Shares to be granted to each Participant and the purchase price, if any, to be paid by the Participant for such Shares. At the discretion of the Administrator, such purchase price may be paid by Participant with cash or through services rendered.

7.2    Restricted Stock Agreement.    Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its discretion, shall determine. No Restricted Stock shall vest in whole or in part sooner than one (1) year following the Grant Date. Notwithstanding the foregoing sentence, the Administrator shall have the power and the discretion to provide for the vesting of Restricted Stock in less than one (1) year following the Grant Date in the event a Participant's Continuous Service as an Employee, Director or Consultant terminates due to death or Disability or following a Change in Control, and to provide for vesting in less than one (1) year for a number of Awards that in the aggregate (including any RSUs and Stock-Based Awards that vest less than one (1) year from Grant Date and Options and SARs that vest or become exercisable less than one (1) year from Grant Date) are limited to a number of Shares that does not exceed five percent (5%) of the total number of Shares set forth in Section 4.1. Unless the Administrator determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

7.3    Transferability.    Except as provided in a Participant's Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until expiration of the applicable Period of Restriction.

7.4    Other Restrictions.    The Administrator, in its discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4, including, without limitation, provisions relating to expiration of restrictions.

  7.4.1    General Restrictions.    The Administrator may set restrictions based upon Continuous Service, the achievement of specific Performance Goals (Company-wide, business unit, or individual), or any other basis determined by the Administrator in its discretion.

  7.4.2    Legend on Certificates.    The Administrator, in its discretion, may place a legend or legends on the certificates representing Restricted Stock to give appropriate notice of such restrictions.

7.5    Removal of Restrictions.    Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after expiration of the Period of Restriction. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4.2 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant, subject to Applicable Law.

7.6    Voting Rights.    During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

7.7    Dividends and Other Distributions.    During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

7.8    Return of Restricted Stock to Company.    On the date that any forfeiture event set forth in the Award Agreement occurs, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan in accordance with Section 4.2.

7.9    Section 83(b) Election.    If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall promptly submit a copy of such election to the Company.

 SECTION 8
RESTRICTED STOCK UNITS

8.1    Grant of Restricted Stock Units.    Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to such Employees, Directors and Consultants as the Administrator, in its discretion, shall determine. The Administrator shall determine the number of Shares that are to be covered by or issuable with respect to each Award of RSUs.

8.2    RSU Agreement.    Each Award of RSUs shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares subject to the Award, the time and form of payment, whether in cash or in Shares, or a combination of cash and Shares, and such other terms and conditions as the Administrator, in its discretion, shall determine. No RSUs shall vest in whole or in part sooner than one (1) year following the Grant Date. Notwithstanding the foregoing sentence, the Administrator shall have the power and the discretion to provide for the vesting of RSUs in less than one (1) year following the Grant Date in the event a Participant's Continuous Service as an Employee, Director or Consultant terminates due to death or Disability or following a Change in Control, and to provide for vesting in less than one (1) year for a number of Awards that in the aggregate (including any Restricted Stock and Stock-Based Awards that vest less than one (1) year from Grant Date and Options and SARs that vest or become exercisable less than one (1) year from Grant Date) are limited to a number of Shares that does not exceed five percent (5%) of the total number of Shares set forth in Section 4.1. RSUs shall be similar to Restricted Stock Awards, except that no Shares are delivered to the Participant on the date of grant, but rather the Participant is granted the right to receive Shares, or cash based on the value of Shares, at a later time or event.

8.3    Nontransferability.    RSUs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated.

8.4    Other Restrictions.    The Administrator, in its discretion, may impose such vesting and other restrictions on RSUs as it may deem advisable or appropriate. The Administrator may set restrictions based upon Continuous Service, the achievement of specific Performance Goals (Company-wide, business unit, or individual), or any other basis determined by the Administrator in its discretion.

8.5    Payout of RSUs.    Settlement of RSUs, either by delivery of Shares or payment of cash, shall be made as soon as practicable after expiration of the Period of Restriction, based upon the extent to which the applicable restrictions have been satisfied and the RSUs have been earned and vested. At such time, any Shares delivered shall be freely transferable by the Participant, subject to Applicable Law.

8.6    No Voting Rights.    Participants shall have no voting rights with respect to RSUs, or with respect to any Shares subject thereto until the Period of Restriction has expired, applicable restrictions have been met and Shares have been issued.

8.7    Dividend Equivalents.    During the Period of Restriction, Participants holding RSUs may, if the Administrator so determines, be credited with dividend equivalents with respect to the RSUs in a manner determined by the Administrator in its sole discretion. The Administrator may apply any restrictions to the right to receive or payment of dividend equivalents that the Administrator deems appropriate. The Administrator, in its sole discretion, may determine the form of payment of dividend equivalents, including cash, Shares, Restricted Stock, or RSUs and such dividend equivalents may be subject to accrual, forfeiture, or payout restrictions as determined by the Administrator in its sole discretion.

 SECTION 9
STOCK-BASED AWARDS

9.1    Stock-Based Awards.    The Administrator may grant other types of equity-based or equity-related Awards (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Administrator shall determine. Such Awards may entail the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

9.2    Value of Stock-Based Awards.    Each Stock-Based Award shall have a value based on the value of a Share, as determined by the Administrator, and may be subject to Performance Goals and other restrictions and conditions as the Administrator may establish in its discretion. If the Administrator exercises its discretion to establish Performance Goals, the number and/or value of Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the Performance Goals are met.

9.3    Earning of Stock-Based Awards.    Subject to the terms of this Plan, a recipient of Stock-Based Awards shall be entitled to receive payout on the number and value of Stock-Based Awards earned by the Participant, to be determined as a function of the extent to which applicable Performance Goals, if any, have been achieved.

9.4    Form and Timing of Payment of Stock-Based Awards.    Payment of earned Stock-Based Awards shall be as determined by the Administrator and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Administrator, in its sole discretion, may pay earned Stock-Based Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Stock-Based Awards. Such Shares may be granted subject to any restrictions deemed appropriate by the Administrator. The determination of the Administrator with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5    Termination of Service.    Each Award Agreement shall set forth the extent to which the Participant shall have the right to benefit from Stock-Based Awards following termination of the Participant's Continuous Service. Such provisions shall be determined in the sole discretion of the Administrator shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination; provided, however, that a Participant shall be required to have a period of Continuous Service of not less than one (1) year following the grant of the Stock-Based Award in order to benefit from it in whole or in part. Notwithstanding the foregoing sentence, the Administrator shall have the power and the discretion to reduce the required period of Continuous Service to a period of less than one (1) year in the event a Participant's Continuous Service terminates due to death or Disability or following a Change in Control, and to provide for periods of Continuous Service that are less than one (1) year for a number of Awards that in the aggregate (including any Options and SARs that vest or become exercisable less than one (1) year from Grant Date and Restricted Stock and RSUs that vest less than one (1) year from the Grant Date) pertain to a limited number of Shares that does not exceed five percent (5%) of the total number of Shares set forth in Section 4.1.

9.6    Nontransferability.    Except as otherwise provided in a Participant's Award Agreement, Stock-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a

Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant.

9.7    Dividend Equivalents.    At the discretion of the Administrator, Participants holding Stock-Based Awards may be entitled to receive or be credited with dividend equivalents corresponding to dividends declared with respect to the Shares. The Administrator, in its sole discretion, may determine the form of payment of dividend equivalents, including cash, Shares, Restricted Stock, or RSUs and such dividend equivalents may be subject to accrual, forfeiture, or payout restrictions as determined by the Administrator in its sole discretion.

SECTION 10
CHANGE IN CONTROL

Subject to the requirements and limitations of Section 409A of the Code, if applicable, the Board or the Administrator may provide for any one or more of the following consequences of a Change in Control on Awards:

10.1    Accelerated Vesting.    In its discretion, the Board or the Administrator may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability and/or vesting in connection with a Change in Control of each or any outstanding Award or portion thereof and Shares acquired pursuant thereto upon such conditions, including termination of the Participant's Continuous Service prior to, upon, or following such Change in Control, and to such extent as the Board or the Administrator shall determine.

10.2    Assumption, Continuation or Substitution of Awards.    In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "Acquiror"), may, without the consent of any Participant, assume or continue the Company's rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror's stock. For purposes of this Section 10.2, if so determined by the Board or the Administrator, in its discretion, an Award or any portion thereof shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each Share subject to such portion of the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a Share on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration is not solely common stock of the Acquiror, the Board or the Administrator may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of the Award for each Share to consist solely of common stock of the Acquiror equal in Fair Market Value to the per Share consideration received by holders of Shares pursuant to the Change in Control. If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Board or the Administrator may, in its discretion, determine such Fair Market Value per Share as of the time of the Change in Control on the basis of the Board's or the Administrator's good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control. Notwithstanding the foregoing, Shares acquired upon exercise of an Award prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such Shares shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Award except as otherwise provided in such Award Agreement.

10.3    Cash-Out of Outstanding Awards.    The Board or the Administrator may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share (including any Share for which vesting is accelerated, if so determined by the Board or the Administrator, but without payment for any unvested Share) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced (but not below zero) by the exercise price or purchase price per Share, if any, under such Award. If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Board or the Administrator may, in its sole discretion, determine such Fair Market Value per Share as of the time of the Change in Control on the basis of the Board's or the Administrator's good faith estimate of the present value of the probable amount of future payment of such consideration. In the event such determination is made by the Board or the Administrator, an Award having an exercise or purchase price per Share equal to or greater than the Fair Market Value of the consideration to be paid per Share in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section 10.3 (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

SECTION 11
MISCELLANEOUS

11.1    No Effect on Employment or Service.    Nothing in the Plan shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant's employment or service at any time, with or without cause. Unless otherwise provided by written contract, employment or service with the Company or any of its Affiliates is on an at-will basis only. Additionally, the Plan shall not confer upon any Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which such Director or the Company may have to terminate his or her directorship at any time.

11.2    Participation.    No Employee, Consultant or Nonemployee Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

11.3    Successors.    All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or, otherwise, sale or disposition of all or substantially all of the business or assets of the Company.

11.4    Beneficiary Designations.    If permitted by the Administrator, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Administrator. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

11.5    Limited Transferability of Awards.    No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, the Participant may, in a manner specified by the Administrator, (a) transfer a Nonqualified Stock Option to a Participant's spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights and (b) transfer a Nonqualified Stock Option, Restricted Stock, RSU or Stock-Based Award by bona fide gift and not for any consideration to (i) a member or members of the Participant's immediate family, (ii) a trust established for the exclusive benefit of the Participant and/or member(s) of the Participant's immediate family, (iii) a partnership, limited liability company of other entity whose only partners or members are the Participant and/or member(s) of the Participant's immediate family or (iv) a foundation in which the Participant and/or member(s) of the Participant's immediate family control the management of the foundation's assets.

11.6    Restrictions on Share Transferability.    The Administrator may impose such restrictions on any Shares acquired pursuant to the exercise of an Award as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded or any blue sky or state securities laws.

11.7    No "Re-Pricing" Without Shareholder Approval.    Except as provided in Section 4.3, neither the Board nor any Administrator shall have the authority: (i) to reduce the Exercise Price or other purchase or strike price of any outstanding Option or SAR, or (ii) to cancel any outstanding Option or SAR that has an Exercise Price greater than the current Fair Market Value in exchange for cash or any other Award under the Plan (except in the event of a Change in Control), unless the shareholders of the Company have approved such an action within twelve (12) months prior to such an event.

11.8    Clawback of Awards.

  11.8.1    Forfeiture under Sarbanes-Oxley Act.    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, to the extent required by such Section 304, shall reimburse the Company for (a) the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the SEC, as the case may be, of the financial document embodying such financial reporting requirement, and (b) any profits received from the sale of securities of the Company during that 12-month period.

  11.8.2    Repayment as a Result of Improper Conduct.    If an Award has been paid to an executive officer of the Company or to his or her spouse or beneficiary, and the Administrator later determines either (a) that financial results used to determine the amount of that Award must be materially restated and that the executive officer engaged in fraud or intentional misconduct related thereto or (b) that recovery or repayment of the Award is required by Applicable Law, the Company will seek repayment or recovery, as appropriate, of the Award to the extent overpaid notwithstanding any contrary provision of the Plan. In addition, the Administrator may provide that any Award, including any Shares subject to or issued under an Award, is subject to any other recovery, recoupment, clawback and/or other forfeiture policy maintained by the Company from time to time.

SECTION 12
AMENDMENT, SUSPENSION, AND TERMINATION

12.1    Amendment, Suspension, or Termination.    Except as provided in Section 12.2, the Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

12.2    Shareholder Approval of Amendments.    The Company shall obtain shareholder approval of any Plan amendment (a) that would increase the number of Shares available for grants under Section 4.1 (other than adjustments pursuant to Section 4.3), (b) that would alter or delete Section 11.7, (c) for which and to the extent that shareholder approval is required to comply with the rules of NYSE American, the Exchange Act, or other Applicable Law, and (d) under such other circumstances as the Board may determine.

12.3    Plan Effective Date and Duration of Awards.    The Plan shall be effective as of the Plan Adoption Date, subject to approval of the Plan by the shareholders of the Company by the required vote, and shall remain in effect thereafter, subject to Sections 12.1 and 12.2 (regarding Plan amendment or termination). No Awards shall be granted under the Plan unless and until such shareholder approval is received. If the shareholders of the Company do not approve the Plan by the required vote within twelve months before or after the Plan Adoption Date, the Plan shall not become effective and shall immediately terminate. Without further shareholder approval, no Award may be granted under the Plan more than ten (10) years after the Plan Adoption Date, and no Incentive Stock Option may be granted under the Plan more than ten (10) years after the earlier of the Plan Adoption Date or the date of approval of the Plan by the Company's shareholders.

SECTION 13
TAX WITHHOLDING

13.1    Withholding Requirements.    Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or the release of Shares from escrow arrangements or removal of legends, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

13.2    Withholding Arrangements.    The Administrator, in its discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) electing to have the Company withhold otherwise deliverable Shares or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made; provided, however, in the case that Shares that would otherwise be issued to the Participant are withheld by the Company to satisfy the tax withholding, the Shares applied to such tax withholding shall have a Fair Market Value that is no greater than the maximum statutory federal, state or local tax rates that could apply to the Award in the jurisdictions applicable to the Participant on the date that the amount of tax to be withheld is to be determined, or such other limitation as may be required by then applicable accounting rules and regulations to maintain favorable equity accounting treatment for the Award. The

Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date taxes are required to be withheld.

SECTION 14
LEGAL CONSTRUCTION

14.1    Liability of Company.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful grant or any Award or the issuance and sale of any Shares hereunder, shall relieve the Company, its officers, Directors and Employees of any liability in respect of the failure to grant such Award or to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14.2    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

14.3    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

14.4    Requirements of Law.    The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.5    Governing Law.    The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California.

14.6    Captions.    Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

 Appendix B

EXECUTION COPY

TAX BENEFITS PRESERVATION RIGHTS AGREEMENT

DATED AS OF OCTOBER 23, 2019

BY AND BETWEEN

IMPAC MORTGAGE HOLDINGS, INC.

AND

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

 TAX BENEFITS PRESERVATION RIGHTS AGREEMENT

This Tax Benefits Preservation Rights Agreement, dated as of October 23, 2019 (as it may be amended from time to time as provided herein, the "Agreement"), is entered into by and between Impac Mortgage Holdings, Inc., a Maryland corporation (the "Company"), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the "Rights Agent" which term shall include any successor Rights Agent hereunder). Capitalized terms contained herein and not otherwise defined shall have the meanings ascribed to them in Section 1.

W I T N E S S E T H

WHEREAS, the Company has generated Tax Benefits (as defined in Section 1) for United States federal income tax purposes, and as such Tax Benefits may potentially provide valuable tax benefits to the Company, the Company desires to avoid an "ownership change" within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder, and thereby preserve the ability to utilize fully such Tax Benefits and, in furtherance of such objective, the Company desires to enter into this Agreement;

WHEREAS, the Board of Directors of the Company ("Board of Directors") has authorized, and the Company declared, a dividend distribution of one Rights (as defined below) for each share of Common Stock outstanding as of the Close of Business on November 5, 2019 (the "Record Date"), and authorized the issuance of one Right for each share of Common Stock of the Company issued between the Record Date and the earlier of the Distribution Date or the Expiration Date, each Right initially representing the right to purchase one one-thousandth of a share (as such number may be adjusted pursuant to the provisions of this Agreement) of Series A-1 Junior Participating Preferred Stock of the Company having the rights, powers and preferences set forth on Exhibit A hereto, upon the terms and subject to the conditions hereinafter set forth (the "Rights");

WHEREAS, the Company views the Tax Benefits as highly valuable assets of the Company that are likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Benefits on the terms and conditions set forth herein; and

WHEREAS, the Company desires to appoint the Rights Agent to act as rights agent hereunder, in accordance with the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions.    For purposes of this Agreement, the following terms have the meanings indicated:

"Acquiring Person" means any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, but shall not include:

     (i)  any Exempt Person;

    (ii)  any Existing Holder, unless and until such time as such Existing Holder becomes the Beneficial Owner of a percentage of the shares of Common Stock of the Company then outstanding equal to or exceeding such Existing Holder's Existing Holder Percentage (other than any increase pursuant to or as a result of (A) a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company in which all registered holders of shares of Common Stock are treated substantially equally, (B) the grant or issuance by the Company to its directors, officers and employees of options, warrants, convertible instruments, rights or similar interests to acquire shares of Common Stock pursuant to any employee benefit plan, stock incentive plan, stock option plan or stock ownership plan of the Company adopted by the Board, and the subsequent vesting, exercise or conversion of such options, warrants, rights or similar interests, or (C) the grant or issuance by the Company to its directors, officers and employees of shares of restricted Common Stock or restricted stock units and the subsequent vesting of such shares or stock units, pursuant to a restricted stock or other benefits or compensation plan or arrangement adopted by the Board), (at which such time such Existing Holder shall be deemed an "Acquiring Person"); or

   (iii)  any Person who becomes the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding solely as a result of the initial grant or vesting of any options, warrants, rights or similar interests (including restricted shares and restricted stock units) by the Company to its directors, officers and employees pursuant to any employee benefit or stock ownership plan of the Company, or the acquisition of shares of Common Stock of the Company upon the exercise or conversion of any such securities so granted.

Notwithstanding the foregoing, no Person shall become an "Acquiring Person" (i) as the result of an acquisition by the Company of Common Stock of the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.99% (or in the case of an Existing Holder, the Existing Holder Percentage applicable to such Existing Holder) or more of the shares of Common Stock of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 4.99% (or in the case of an Existing Holder, the Existing Holder Percentage applicable to such Existing Holder) or more of the shares of Common Stock of the Company then outstanding by reason of share purchases by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) and shall, after such share purchases by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan), become the Beneficial Owner of any additional shares (other than pursuant to a stock split, stock dividend or similar transaction) of Common Stock of the Company and immediately thereafter be the Beneficial Owner of 4.99% (or in the case of an Existing Holder, the Existing Holder Percentage applicable to such Existing Holder) or more of the shares of Common Stock of the Company then outstanding, then such Person shall be deemed to be an "Acquiring Person," and (ii) who becomes the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock as a result of the acquisition of shares of Common Stock directly from the Company, as long as, prior to the acquisition of shares of Common Stock directly from the Company, the Company has been apprised in writing by any such Person of the number of shares of Common Stock Beneficially Owned by such Person immediately prior to any such acquisition; provided, however, that if a Person shall become the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding as a result of a direct purchase from the Company and shall, after that date, acquire one or more additional shares of the Company's Common Stock (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) without the prior written consent of the Company and shall then Beneficially Own more than 4.99% of the shares of Common Stock then outstanding, then such Person shall be deemed to be an "Acquiring Person."

Notwithstanding the foregoing, no Person shall be an Acquiring Person if the Board shall have affirmatively determined, in its sole and absolute discretion, prior to or after the Distribution Date, in light of the intent and purposes of this Agreement or other circumstances facing the Company, that such Person shall not be deemed an Acquiring Person, for so long as such Person complies with any limitations or conditions required by the Board in making such determination.

Notwithstanding the foregoing, no regulated investment company under Section 851 of the Code shall be deemed to be an Acquiring Person, unless the Board determines, in its reasonable discretion, that such regulated investment company is deemed to Beneficially Own more than 4.99% or more of the shares of Common Stock of the Company then outstanding under the applicable standards of Treasury Regulation 1.382-3(a). In determining whether any regulated investment company is an Acquiring Person, the filing of a statement under Section 13 of the Exchange Act with respect to such regulated investment company shall not be deemed to establish that such regulated investment company has acquired Beneficial Ownership of 4.99% or more of the shares of Common Stock of the Company then outstanding; provided, that the Board shall be entitled to rely upon any such filing unless such regulated investment company provides information that permits the Board to conclude, in its reasonable discretion, that such regulated investment company has not acquired Beneficial Ownership of 4.99% or more of the shares of Common Stock of the Company then outstanding pursuant to the standards of Treasury Regulation 1.382-3. "Adjustment Shares" has the meaning set forth in Section 11(a)(ii).

"Affiliate" and "Associate" have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement; and to the extent not included within the foregoing, shall also include with respect to any Person, any other Person whose shares of Common Stock or other securities of the Company (i) would be deemed to be constructively owned by such Person for purposes of Section 382 of the Code, (ii) would be deemed owned by a "single entity" as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or (iii) otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 of the Code, or any successor or replacement provision, and the Treasury Regulations thereunder; provided , however , that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding shares of Common Stock of which any Person is the Beneficial Owner, will be calculated in accordance with Section 382 and the Treasury Regulations promulgated thereunder. Notwithstanding anything to the contrary set forth herein, any shares of Common Stock of which a Person or any Affiliate or Associate of such Person becomes the Beneficial Owner pursuant to an equity compensation award granted to such Person by the Company or as a result of an adjustment by the Company to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof shall, solely for purposes of determining the number of shares of Common Stock of which such Person or any Affiliate or Associate of such Person is the Beneficial Owner at any time, not be included in the calculation of the number of shares of Common Stock outstanding.

A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "Beneficially Own" and have "Beneficial Ownership" of (or any derivative of such phrases), any securities:

     (i)  that such Person or any of such Person's Affiliates or Associates, directly or indirectly, owns or has the legal, equitable or contractual right or obligation to acquire (whether directly or indirectly and whether exercisable immediately or only after the passage of time, compliance with regulatory requirements, satisfaction of one or more conditions (whether or not within the control of such Person) or otherwise) (A) pursuant to any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities); (B) upon the exercise of any conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; (C) pursuant to the power to revoke a trust, discretionary account or similar arrangement; (D) pursuant to the power to terminate a repurchase or similar so-called "stock borrowing" agreement, arrangement or understanding; (E) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; or (F) any securities (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, shares of Common Stock until such time as such securities are converted, exchanged or exercised, except to the extent that the acquisition or transfer of securities (including rights, options or warrants) would be treated as exercised on the date of its acquisition or transfer pursuant to Section 1.382-4(d) of the Treasury Regulations promulgated under Section 382; provided, however, that a Person will not be deemed to be the Beneficial Owner of, or to Beneficially Own, securities (1) tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (2) issuable upon the exercise of Rights at any time prior to the occurrence of a Triggering Event; (3) issuable upon the exercise of Rights from and after the occurrence of a Triggering Event if such Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 (the "Original Rights") or pursuant to Section 11(i) in connection with an adjustment made with respect to any Original Rights; or (4) that a Person or any of such Person's Affiliates or Associates may be deemed to have the right to acquire pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of its Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of its Affiliates or Associates) in connection therewith, if such agreement has been approved by the Board prior to there being an Acquiring Person;

    (ii)  that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote (including the power to vote or to direct the voting of) or dispose (or direct the disposition) of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the date of this Agreement), including pursuant to any agreement, arrangement or understanding whether or not in writing; provided, however, that a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, any security as a result of an agreement, arrangement or understanding whether or not in writing to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations promulgated under the Exchange Act; and (B) is not also then reportable by such Person on Schedule 13D pursuant to the Exchange Act (or any comparable or successor report); or

   (iii)  that are Beneficially Owned, directly or indirectly, by any other Person (or any of such Person's Affiliates or Associates) with which such first Person (or any of such first Person's Affiliates or Associates) has any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy to the extent contemplated by subsection (ii) of this definition) or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an "entity" pursuant to Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that no person who is an officer, director or employee of an Exempt Person will be deemed, solely by reason of such person's status or authority as such, to be a Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company that are Beneficially Owned (including in a fiduciary capacity) by an Exempt Person or by any other such officer, director or employee of an Exempt Person; provided further, however, that any stockholder of the Company, together with any Affiliate, Associate or other person who may be deemed to be a representative of such stockholder then serving as a director of the Company, will not be deemed to be the Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company held by any other Person as a result of any Person affiliated or otherwise associated with such stockholder serving as a director of the Company.

Notwithstanding anything in this Agreement to the contrary, to the extent not within the foregoing provisions of this definition, a Person will be deemed to be the Beneficial Owner of, and will be deemed to Beneficially Own or have Beneficial Ownership of, Stock held by any other Person that such Person would be deemed to own constructively or indirectly or otherwise would be aggregated with Stock owned by such Person pursuant to Section 382, or any successor provision or replacement provision and Treasury Regulations thereunder.

"Agreement" has the meaning set forth in the preamble hereto.

"Board of Directors" has the meaning set forth in the preamble to this Agreement.

"Book Entry Shares" has the meaning set forth in Section 3(a).

"Business Day" means any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

"Charter" when used in reference to the Company means the charter of the Company, as may be amended or supplemented from time to time.

"Close of Business" on any given date means 11:59 P.M. (New York City time), on such date; provided, however , that if such date is not a Business Day it means 11:59 P.M. (New York City time), on the next succeeding Business Day.

"Code" has the meaning set forth in the preamble to this Agreement.

"Common Stock" when used in reference to the Company means the Common Stock, par value $0.01 per share, of the Company or any other shares of capital stock of the Company into which such stock shall be reclassified or changed. "Common Stock" when used with reference to any Person other than the Company organized in corporate form means (i) the capital stock or other equity interest of such Person with the greatest voting power, (ii) the equity securities or other equity interest having power to control or direct the management of such Person or (iii) if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person and which have issued any such outstanding capital stock, equity securities or equity interest. "Common Stock" when used with reference to any Person not organized in corporate form shall mean units of beneficial interest which (x) shall represent the right to participate generally in the profits and losses of such Person (including without limitation any flow-through tax benefits resulting from an ownership interest in such Person) and (y) shall be entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, shall have the power to remove or otherwise replace the general partner or partners.

"Common Stock Equivalents" has the meaning set forth in Section 11(a)(iii).

"Company" has the meaning set forth in the preamble to this Agreement.

"Current Exchange Value" has the meaning set forth in Section 24(d).

"Current Value" has the meaning set forth in Section 11(a)(iii).

"Depositary Agent" has the meaning set forth in Section 7(c).

"Distribution Date" means the earlier of (i) the Close of Business on the 10th Business Day (or such later date as may be determined by action of the Board of Directors, which action must be taken prior to the Distribution Date that otherwise would have occurred) after the Stock Acquisition Date (or, if the 10th Business Day after the Stock Acquisition Date occurs before the Record Date, then the Record Date); or (ii) the Close of Business on the 10 th Business Day (or such later date as may be determined by the Board of Directors) after the date that a tender or exchange offer by any Person (other than an Exempt Person) is first published, sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations promulgated under the Exchange Act if, assuming the successful consummation thereof, such Person would be an Acquiring Person (including any such date which is after the date of this Agreement and prior to the issuance of the Rights); provided, however, that if any tender or exchange offer referred to in clause (ii) is cancelled, terminated or otherwise withdrawn prior to the Distribution Date without the purchase or exchange of any shares of Common Stock pursuant thereto, then such offer will be deemed, for purposes of this paragraph, never to have been made.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exchange Date" has the meaning set forth in Section 7(a).

"Exchange Ratio" has the meaning set forth in Section 24(a).

"Exempt Person" means (i) the Company or any Subsidiary of the Company, in each case including the officers and members of the board of directors thereof acting in their fiduciary capacities, (ii) any employee benefit plan or compensation arrangement of the Company or any Subsidiary of the Company, (iii) any Person holding (or acting in a fiduciary capacity in respect of) shares of Common Stock of the Company organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such employee benefit plan or compensation arrangement, (iv) any Person who is a transferee from the estate of an Exempt Person and who receives Common Stock of the Company as a bequest or inheritance from such Exempt Person, but only for so long as such transferee continues to be the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock of the Company, and (v) any Person deemed to be an "Exempt Person" in accordance with Section 25.

"Exemption Request" has the meaning set forth in Section 25(a).

"Existing Holder Percentage" means, with respect to any Existing Holder, the percentage of the outstanding shares of Common Stock of the Company that such Existing Holder, together with all Affiliates and Associates of such Existing Holder, Beneficially Owns (including any Convertible Promissory Notes Due 2018 held by such Existing Holder) immediately prior to the first public announcement of the adoption of this Plan; provided, however, that, in the event any Existing Holder shall sell, transfer, or otherwise dispose of any outstanding shares of Common Stock of the Company after the first public announcement of the adoption of this Plan, the Existing Holder Percentage shall, subsequent to such sale, transfer or disposition, mean, with respect to such Existing Holder, the lesser of (i) the Existing Holder Percentage as in effect immediately prior to such sale, transfer or disposition or (ii) the percentage of outstanding shares of Common Stock of the Company that such Existing Holder Beneficially Owns immediately following such sale, transfer or disposition.

"Existing Holder" means any Person who or which, together with all Affiliates and Associates of such Person, is, immediately prior to the first public announcement of the adoption of this Plan, the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, including (i) Thomas B. Akin and Talkot Capital,  LLC and together with all their Affiliates and Associates, (ii) Todd M. Pickup and Vintage Trust II, dated July 19, 2007 and together with all their Affiliates and Associates, and (iii) Richard H. Pickup and RHP Trust, dated May 31, 2011 and together with all their Affiliates and Associates. Notwithstanding anything to the contrary provided in this Agreement, any Existing Holder who becomes the Beneficial Owner of less than 4.99% of the shares of Common Stock of the Company then outstanding shall cease to be an Existing Holder and shall be subject to all of the provisions of this Agreement in the same manner as any Person who is not and was not an Existing Holder.

"Expiration Date" and "Final Expiration Date" have the meanings set forth in Section 7(a).

"Fair Market Value" of any securities or other property shall be as determined in accordance with Section 11(d).

"Force Majeure Condition" has the meanings set forth in Section 36.

"Group" has the meaning set forth in clause (b) of the definition of "Person."

"Maryland Courts" has the meaning set forth in Section 33.

"Original Rights" has the meaning set forth in the definition of "Beneficial Owner."

"Person" means any individual, firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate, group (as such term is used in Rule 13d-5 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the Rights Dividend Declaration Date), other entity or any group of Persons making a "coordinated acquisition" of shares of Common Stock within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an "entity" within the meaning of Treasury Regulation § 1.382-3(a)(1), and, in each case, will include any successor (by merger or otherwise) of any such Person, but will not include a Public Group (as defined in Section 1.382-2T(f)(13) of the Treasury Regulations.

"Preferred Stock" means shares of Series A-1 Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the form of the articles supplementary attached hereto as Exhibit A, and, to the extent that there are not a sufficient number of shares of shares of Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Preferred Stock .

"Preferred Stock Equivalents" has the meaning set forth in Section 11(b).

"Principal Party" has the meaning set forth in Section 13(b).

"Purchase Price" means, as of any date, the price at which a holder may purchase securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Purchase Price shall equal $45.00.

"Record Date" has the meaning set forth in the Preamble of this Agreement.

"Redemption Date" has the meaning set forth in Section 7(a).

"Redemption Price" has the meaning set forth in Section 23.

"Registered Common Stock" has the meaning set forth in Section 13(b).

"Requesting Person" has the meaning set forth in Section 25(a).

"Rights" has the meaning set forth in the Preamble of this Agreement.

"Rights Agent" has the meaning set forth in the Preamble of this Agreement.

"Rights Certificate" has the meaning set forth in Section 4(a).

"Section 11(a)(ii) Event" has the meaning set forth in Section 11(a)(ii).

"Section 11(a)(ii) Trigger Date" has the meaning set forth in Section 11(a)(iii).

"Section 13 Event" means any event described in clauses (x), (y) or (z) of Section 13(a).

"Section 382" means Section 382 of the Code or any successor or replacement provision and the Treasury Regulations promulgated thereunder.

"Securities Act" means the Securities Act of 1933, as amended.

"Spread" has the meaning set forth in Section 11(a)(iii).

"Stock Acquisition Date" means the first date of public announcement (which, for purposes of this definition, includes the filing or amending of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information that reveals the existence of an Acquiring Person.

"Subsidiary" means, with reference to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions of such corporation or other entity or a majority of the equity or ownership interests, is Beneficially Owned, directly or indirectly or otherwise controlled by such Person either alone or together with one or more Affiliates of such Person.

"Substitution Period" has the meaning set forth in Section 11(a)(iii).

"Tax Benefits" means the net operating losses, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a "net unrealized built-in loss" within the meaning of Section 382 of the Code, and the Treasury Regulations promulgated thereunder, in each case of the Company or any of its Subsidiaries, and any other tax attribute the benefit of which is subject to possible limitation pursuant to Section 382 of the Code, and the Treasury Regulations promulgated thereunder.

"Trading Day" means a day on which the principal national securities exchange on which a referenced security is listed or admitted to trading is open for the transaction of business or, if a referenced security is not listed or admitted to trading on any national securities exchange, a Business Day.

"Treasury Regulations" means the final, temporary and proposed income tax regulations promulgated by the United States Department of the Treasury pursuant to the Code, as amended or superseded from time to time.

"Triggering Event" means any Section 11(a)(ii) Event or any Section 13 Event.

Section 2. Appointment of Rights Agent.

The Company hereby appoints the Rights Agent to act as rights agent for the Company and the holders of the Rights (who, in accordance with Section 3, will prior to the Distribution Date also be the holders of shares of Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. In the event the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and any Co-Rights Agents shall be as the Company shall determine. The Company shall give ten (10) days' prior written notice to the Rights Agent of the appointment of one or more Co-Rights Agents and the respective duties of the Rights Agent and any such Co-Rights Agents. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Rights Agent.

Section 3. Issuance of Rights Certificates.

(a)    Rights Evidenced by Certificates for Common Shares and Book Entry Shares.    Until the Distribution Date, (i) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3(b) and Section 3(c)) by the certificates for the Common Stock registered in the names of the holders thereof or, in the case of uncertificated Common Stock registered in book entry form ("Book Entry Shares"), by notation in book entry accounts reflecting the ownership of such Common Stock (which certificates and Book Entry Shares, as applicable, will also be deemed to be Rights Certificates) and not by separate Rights Certificates; and (ii) the Rights (and the right to receive Rights Certificates) will be transferable only in connection with the transfer of the underlying Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) (by mailing, in accordance with Section 27 or by such means as may be selected by the Company) to each record holder of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any of its Affiliates or Associates), at the address of such holder shown on the transfer books of the Company or the transfer agent for the Common Stock, one or more Rights Certificates evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. Receipt of a Rights Certificate by any Person will not preclude a later determination that all or part of the Rights represented thereby are null and void pursuant to Section 7(e). To the extent that a Section 11(a)(ii) Event has also occurred, the Company may implement such procedures as it deems appropriate in its sole and absolute discretion to minimize the possibility that Rights are received by any Person whose Rights are null and void pursuant to Section 7(e). In the event that an adjustment in the number of Rights per shares of Common Stock has been made pursuant to Section 11, then at the time of distribution of the Rights Certificates, the Company will make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights (in accordance with Section 14(a)). As of and after the Distribution Date, the Rights will be evidenced solely by the Rights Certificates and may be transferred by the transfer of the Rights Certificates as permitted hereby, separately and apart from any transfer of Common Stock, and the holders of such Rights Certificates as shown on the transfer books of the Company or the transfer agent for the Rights (which may be the Rights Agent) will be the record holders thereof. The Company will promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date. Until such notice is provided to the Rights Agent, it may presume conclusively that the Distribution Date has not occurred.

(b)    Summary of Rights; Outstanding Common Stock.    The Company will make available, or cause to be made available, promptly after the Record Date, a copy of the Summary of Rights to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for Common Stock and Book Entry Shares, as applicable, outstanding as of the Record Date or issued subsequent to the Record Date, until the earlier of the Distribution Date or the Expiration Date, the Rights will be evidenced by such certificates or Book Entry Shares, and the registered holders of the Common Stock will also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of any Common Stock in respect of which Rights have been issued (with or without a copy of the Summary of Rights) will also constitute the transfer of the Rights associated with such Common Stock. Notwithstanding anything to the contrary in this Agreement, upon the effectiveness of a redemption pursuant to Section 23 or an exchange pursuant to Section 24, the Company will not thereafter issue any additional Rights and, for the avoidance of doubt, no Rights will be attached to or will be issued with any Common Stock (including any Common Stock issued pursuant to an exchange) at any time thereafter.

(c)    Legend.    Certificates for the Common Stock of the Company issued after the Record Date, but prior to the earlier of the Distribution Date or the Expiration Date, shall be deemed also to be certificates for Rights, and shall bear a legend, substantially in the form set forth below:

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A TAX BENEFITS PRESERVATION RIGHTS AGREEMENT BETWEEN IMPAC MORTGAGE HOLDINGS, INC. (THE "COMPANY") AND AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (OR ANY SUCCESSOR THERETO), AS RIGHTS AGENT, DATED AS OF OCTOBER 23, 2019 AS AMENDED, RESTATED, RENEWED, SUPPLEMENTED OR EXTENDED FROM TIME TO TIME (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY AND THE STOCK TRANSFER ADMINISTRATION OFFICE OF THE RIGHTS AGENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY MAY REDEEM THE RIGHTS AT A REDEMPTION PRICE OF $0.001 PER RIGHT, SUBJECT TO ADJUSTMENT, UNDER THE TERMS OF THE RIGHTS AGREEMENT. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, RIGHTS ISSUED TO OR HELD BY ACQUIRING PERSONS OR ANY AFFILIATES OR ASSOCIATES THEREOF (AS DEFINED IN THE RIGHTS AGREEMENT), AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, MAY BECOME NULL AND VOID. THE RIGHTS SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD, BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION, IF ANY, TO THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE.

With respect to any Book Entry Shares, a legend in substantially similar form will be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates or Book Entry Shares, as applicable, containing the foregoing legend, the Rights associated with the Common Stock of the Company represented by such certificates or Book Entry Shares shall be evidenced by such certificates or Book Entry Shares alone until the earlier of the Distribution Date or the Expiration Date, the registered holders of the Common Stock will also be registered holders of the associated Rights, and the surrender or transfer of any of such certificates or Book Entry Shares shall also constitute the surrender or transfer of the Rights associated with the Common Stock of the Company represented by such certificates or Book Entry Shares. In the event that the Company purchases or acquires any shares of Common Stock of the Company after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock of the Company shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock of the Company which are no longer outstanding. The failure to print the foregoing legend on any such certificate representing Common Stock of the Company or any defect therein or the failure to provide notice thereof shall not affect the enforceability of any part of the Agreement or the rights of any holder of Rights.

Section 4. Form of Rights Certificates.

(a)    Rights Certificates.    The Rights Certificates (and the forms of election to purchase shares and of assignment and certificate to be printed on the reverse thereof) shall each be substantially in the form of Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or the Financial Industry Regulatory Authority or to conform to customary usage. The Rights Certificates shall be in a machine printable format and in a form reasonably satisfactory to the Rights Agent. Subject to the provisions of Section 11 and Section 22, the Rights Certificates, whenever distributed, shall be dated as of the Record Date (or in the case of Rights issued with respect to Common Stock issued by the Company after the Record Date, as of the date of issuance of such Common Stock), shall show the date of countersignature, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the Purchase Price, but the number and type of such securities and the Purchase Price shall be subject to adjustment as provided herein.

(b)    Certain Legends.    Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 that represents Rights Beneficially Owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights, the shares of Common Stock of the Company associated with such Rights or the Company or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e), or (iv) any nominee of any of the foregoing, and any Rights Certificate issued pursuant to Section 6, Section 11 or Section 22 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, will contain (to the extent feasible) the following legend:

  THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY

  BECOME NULL AND VOID UNDER CERTAIN CIRCUMSTANCES AS SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT.

The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence and identity of any Acquiring Person or any Associate or Affiliate thereof. The Company shall instruct the Rights Agent in writing of the Rights which should be so legended. The failure to print the foregoing legend on any such Rights Certificate or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e).

Section 5. Countersignature and Registration.

(a)    Countersignature.    The Rights Certificates shall be executed on behalf of the Company by its Chairman or Vice Chairman of the Board of Directors, its President, any Vice President, Chief Executive Officer, its Chief Operating Officer or its Chief Financial Officer, either manually or by facsimile signature, and shall have affixed thereto the Company's seal (if any) or a facsimile thereof which shall be attested to by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent and shall not be valid for any purpose unless so countersigned, and such countersignature upon any Rights Certificate shall be conclusive evidence, and the only evidence, that such Rights Certificate has been duly countersigned as required hereunder. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by an authorized signatory of the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed or attested to such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed or attested to on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b)    Transfer Books.    Following the Distribution Date, the Rights Agent will keep or cause to be kept, at one of its offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates. The Rights Agent will not register, or permit to be registered, any transfer or exchange of any Rights Certificates (or the underlying Rights) that have become null and void pursuant to Section 7(e), have been redeemed pursuant to Section 23 or have been exchanged pursuant to Section 24.

Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a)    Transfer, Split Up, Combination and Exchange of Rights Certificates.    Subject to the provisions of Section 4(b), Section 7(e), Section 14 and Section 24, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates (other than any Rights Certificate representing Rights that have become null and void pursuant to Section 7(e) or that have been exchanged pursuant to Section 24), entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or following a Triggering Event, Common Stock of the Company, cash, property, debt securities, Preferred Stock or any combination thereof, including any such securities, cash or property following a Section 13 Event) as the Rights Certificate or Certificates surrendered then entitled such holder to purchase and at the same

Purchase Price. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged, with the form of assignment and certificate duly executed, at the office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24, countersign and deliver to the Person entitled thereto a Rights Certificate or Certificates, as the case may be, as so requested. The Company may require payment by the registered holder of a Rights Certificate, of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

(b)    Mutilated, Destroyed, Lost or Stolen Rights Certificates.    Subject to the provisions of Section 7(e), Section 11(a)(ii) and Section 24, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent may request, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated. Every new Rights Certificate issued pursuant to this Section 6(b) in lieu of any lost, stolen, destroyed or mutilated Rights Certificate will evidence an original additional contractual obligation of the Company, whether or not the lost, stolen, destroyed or mutilated Rights Certificate will be at any time enforceable by anyone, and, subject to Section 7(e) will be entitled to all the benefits of this Plan equally and proportionately with any and all other Rights duly issued hereunder.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)    Exercise of Rights.    Subject to Section 7(e), Section 23(b) and Section 24(a), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part on any Business Day at any time after the Distribution Date and prior to the Close of Business on the Expiration Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercised, at or prior to the earliest of (i) the Close of Business on October 22, 2022 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 (the "Redemption Date"), (iii) the time at which such Rights are exchanged as provided in Section 24 (the "Exchange Date"), (iv) the final adjournment of the Company's 2020 annual meeting of stockholders if the stockholders fail to approve this Agreement with an affirmative vote of a majority of the votes cast by holders of shares of Common Stock at the 2020 annual meeting of stockholders (or any adjournment or postponement thereof), (v) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Plan is no longer necessary for the preservation of Tax Benefits, (vi) the beginning of a taxable year of the Company with respect to which the Board of Directors determines that no Tax Benefits may be carried forward, or (vii) such time as the

Board of Directors determines that a limitation on the use of the Tax Benefits under Section 382 of the Code would no longer be material to the Company (the earliest of (i), through (vii) being herein referred to as the "Expiration Date"). The Board of Directors shall at least annually consider whether to make the determination provided by Section 7(a)(vii) in light of all relevant factors, including, in particular, the amount and anticipated utilization of the Company's Tax Benefits and the Company's market capitalization. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Expiration Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes, prior to the Close of Business on October 22, 2022, that the Expiration Date has not occurred. Except as set forth in Section 7(e) and notwithstanding any other provision of this Agreement, any Person who prior to the Distribution Date becomes a record holder of shares of Common Stock of the Company is entitled to all of the rights of a registered holder of a Rights Certificate with respect to the Rights associated with such shares of Common Stock of the Company in accordance with the provisions of this Agreement, as of the date such Person becomes a record holder of shares of Common Stock of the Company.

(b)    Price.    The Purchase Price for each one-one thousandth of a share of Preferred Stock issuable pursuant to the exercise of a Right is initially $45.00 and is subject to adjustment from time to time as provided in Section 11 or Section 13, and payable in accordance with Section 7(c).

(c)    Payment.    As promptly as practicable following the Distribution Date, the Company shall deposit with a corporation, trust, bank or similar institution in good standing organized under the laws of the United States or any State of the United States, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by a federal or state authority (such institution is hereinafter referred to as the "Depositary Agent"), certificates representing the shares of Preferred Stock that may be acquired upon exercise of the Rights and the Company shall cause such Depositary Agent to enter into an agreement pursuant to which the Depositary Agent shall issue receipts representing interests in the shares of Preferred Stock so deposited. Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate on the reverse side thereof duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax (as determined by the Rights Agent) by certified check or bank draft payable to the order of the Company or by money order, the Rights Agent shall, subject to Section 7(f), Section 20(k) and Section 14(b), thereupon promptly (i) requisition from the Depositary Agent (or make available, if the Rights Agent is the Depositary Agent) depositary receipts or certificates for the number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) to be purchased and the Company hereby irrevocably authorizes the Depositary Agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 14, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt of each certificate or depositary receipts promptly deliver such cash to or upon the order of the registered holder of such Rights Certificate. In the event that the Company is obligated to issue other securities (including Common Stock of the Company) of the Company, pay cash or distribute other property pursuant to Section 11(a), the Company will make all arrangements necessary so that such other securities, cash or other property are available for distribution by the Rights Agent, if and when appropriate. The payment of the Purchase Price may be made by certified or bank check payable to the order of the Company, or by money order or wire transfer of immediately available funds to the account of the Company (provided that notice of such wire transfer shall be given by the holder of the related Rights to the Rights Agent). The Purchase Price shall be payable in lawful money of the United States of America. Notwithstanding anything to the contrary in this Plan, the Company reserves the right to require that prior to the occurrence of a Triggering Event, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d)    Partial Exercise.    In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Rights Certificate or to his duly authorized assigns, subject to the provisions of Section 14.

(e)    Prohibited Issuances.    Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Triggering Event, any Rights Beneficially Owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights, the shares of Common Stock of the Company associated with such Rights or the Company, or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), (iv) any subsequent transferee receiving transferred Rights as described in subsections (ii) or (iii) above, either directly or through one or more intermediate transferees, or (v) any nominee of any of the foregoing will, in each case, be null and void without any further action and no holder (whether or not such holder is an Acquiring Person or an Affiliate or Associate of an Acquiring Person) of such Rights shall have any rights whatsoever (including the right to exercise) with respect to such Rights or any Rights Certificates that formerly evidenced such Rights, whether under any provision of this Agreement or otherwise. From and after the first occurrence of a Triggering Event, no Rights Certificate will be issued pursuant to this Agreement (including to any Person described in subsections (i) through (v) of this section 7(e), an) that represents one or more Rights that are or have become void pursuant to this Section 7(e) or with respect to any Shares of Common Stock otherwise deemed to be Beneficially Owned by any of the foregoing, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to this Section 7(e) will be cancelled. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any Affiliates or Associates of an Acquiring Person or any transferee of any of them hereunder.

(f)    Information Concerning Ownership.    Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise or transfer of Rights as set forth in this Section 7 unless such registered holder, in addition to having complied with the requirements of Section 7(a), shall have (i) properly completed and duly executed the certificate contained in the form of election to purchase or form of assignment, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, or other Person described in Section 7(e), as applicable) and, accordingly, such Rights will be null and void and not exercisable or transferable.

Section 8. Cancellation and Destruction of Rights Certificates.

All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination, redemption or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate evidencing the destruction thereof to the Company (or, at the Company's option, appropriate copies of the electronic or physical evidence relating to the Rights Certificates so canceled or destroyed by the Rights Agent).

Section 9. Reservation and Availability of Preferred Stock.

(a)    Reservation.    The Company covenants and agrees that it will use all reasonable efforts to cause to be reserved and kept available out of its authorized and unissued shares of preferred stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued Shares of Common Stock or other securities), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Shares of Common Stock or other securities) that that will be sufficient to permit the exercise in full of all outstanding and exercisable Rights. Upon the occurrence of any events resulting in an increase in the aggregate number of shares of Preferred Stock issuable upon exercise of all outstanding Rights in excess of the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.

(b)    Listing.    The Company shall use commercially reasonable efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares of Preferred Stock issued or reserved for issuance to be listed, upon official notice of issuance, upon the principal national securities exchange, if any, upon which the Common Stock of the Company is listed or, if the principal market for the Common Stock of the Company is not on any national securities exchange, to be eligible for quotation on such system as the Common Stock is then quoted.

(c)    Registration.    The Company shall use commercially reasonable efforts to (i) file, as soon as practicable following the earliest date after the occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights described in Section 11(a)(ii) or Section 11(a)(iii), or as soon as required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act, with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus that at all times meets the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company will also take such action as may be appropriate under, and which will ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed one hundred twenty (120) days after the date determined in accordance with the provisions of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. Notwithstanding any such provision of this Agreement to the contrary, the

Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained (and the exercise thereof is permitted pursuant to applicable law), or an exemption therefrom is available, and until a registration statement in respect thereof has been declared and remains effective.

(d)    Valid Issuance.    The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock or other securities of the Company) delivered upon the exercise of the Rights shall, at the time of delivery of the certificates or depositary receipts for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e)    Taxes and Charges.    The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and governmental charges which may be payable in respect of the issuance or delivery of the Rights Certificates or of any certificates for shares of Preferred Stock and/or other property upon the exercise or surrender of Rights. The Company shall not, however, be required to pay any transfer tax or governmental charges which may be payable in respect of any transfer or delivery of Rights Certificates or the issuance or delivery of other securities or property to a Person other than, or in respect of the issuance or delivery of securities or other property in a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for securities or other property in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due. The foregoing also apply to any transfer taxes and governmental charges that may be payable in respect of any uncertificated Rights Certificates, shares or other securities.

Section 10. Record Date for Securities Issued.

Each Person in whose name any certificate for a number of one one-thousandths of Preferred Stock or other securities (including any fraction of a share of Preferred Stock or such other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock or such other securities represented thereby on, and such certificate shall be dated (or registration on the transfer books of the Company or the applicable transfer agent effected), the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however , that if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Stock or such other securities, as applicable, are closed, such Person shall be deemed to have become the record holder of such shares of Preferred Stock or such other securities on, and such certificate shall be dated (or registration on the transfer books of the Company or the applicable transfer agent effected), the next succeeding Business Day on which the transfer books of the Company are open; and further provided, however , that if delivery of shares of Preferred Stock or such other securities is delayed pursuant to Section 9(c), such Person shall be deemed to have become the record holder of such shares of Preferred Stock or such other securities only when such shares or such other securities first become deliverable. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.    The Purchase Price, the number and kind of shares or other property covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)    Certain Events.

  (i)    Certain Adjustments to Preferred Stock.    Notwithstanding anything to the contrary in this Agreement, in the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding Preferred Stock, (C) combine or consolidate the outstanding Preferred Stock into a smaller number of shares of Preferred Stock (by reverse stock split or otherwise), or (D) issue, change or alter any shares of its capital stock in a reclassification or recapitalization of the Preferred Stock (including any such reclassification or recapitalization in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11(a)(i) and Section 7(e), the Purchase Price in effect at the time of the record date for such dividend or the effective time of such subdivision, split, combination, consolidation, reclassification or recapitalization, and the number and kind of shares of Preferred Stock or capital stock of the Company, as the case may be, issuable on such date or at such time, shall be proportionately adjusted so that the holder of any Rights exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or securities of the Company, as the case may be, if such Rights had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation, reclassification or recapitalization; provided, however , that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of a Right. If an event occurs which would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

  (ii)    Exercise of Rights Following Certain Events.    Subject to the provisions of Section 23 and Section 24, in the event any Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person, then, promptly following any such occurrence (a "Section 11(a)(ii) Event"), proper provision shall be made so that each holder of a Right, except as provided in Section 7(e), shall thereafter have a right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, whether or not such Right was then exercisable, and dividing that product by (y) 50% of the Fair Market Value per share of Common Stock of the Company (determined pursuant to Section 11(d)) on the date of the occurrence of a Section 11(a)(ii) Event (such number of shares being referred to as the "Adjustment Shares").

  (iii)    Insufficient Common Stock.    In the event that the number of shares of Common Stock of the Company which are authorized by the Company's Charter but not outstanding or reserved for issuance for purposes other than upon exercise of the Right is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall: (A) determine the excess of (X) the Fair Market Value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value") over (Y) the Purchase Price attributable to each Right (such excess being referred to as the "Spread") and (B) with respect to all or a portion of each Right (subject to Section 7(e)), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) other equity securities of the Company

  (including shares or units of shares of any series of preferred stock that, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, the Board of Directors has deemed in good faith to have substantially the same value or economic rights as the Common Stock (such shares of preferred stock being referred to herein as "Common Stock Equivalents")), (2) cash, (3) a reduction in the Purchase Price, (4) Preferred Stock Equivalents which the Board of Directors has deemed in good faith to have substantially the same value as shares of Common Stock of the Company, (5) debt securities of the Company, (6) other assets or securities of the Company or (7) any combination of the foregoing, in each case having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board of Directors after receiving the advice of a nationally recognized investment banking firm selected by the Board of Directors; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company's right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock of the Company (to the extent available and except to the extent that the Company has not obtained any necessary stockholder or regulatory approval for such issuance) and then, if necessary, cash, which shares or cash have an aggregate value equal to the Spread. If the Board of Directors determines in good faith that it is likely that sufficient additional shares of Common Stock of the Company could be authorized for issuance or that any necessary stockholder or regulatory approval for such issuance could be obtained upon exercise in full of the Rights, the 30-day period set forth above may be extended and re-extended to the extent necessary from time to time, but not more than one hundred twenty (120) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares or take such action necessary for regulatory approval (such period, as it may be extended, being referred to herein as the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares, seek such stockholder approval, to take any action necessary to obtain such regulatory approval, or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended and a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock of the Company and of the Preferred Stock shall be the Fair Market Value (as determined pursuant to Section 11(d)) per share of the Common Stock of the Company and the Preferred Stock, respectively, on the Section 11(a)(ii) Trigger Date, the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Stock of the Company on such date and the value of any Preferred Stock Equivalent shall be deemed to have the same value as the Preferred Stock on such date. The Board of Directors may, but will not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b)    Dilutive Rights Offering.    If the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Stock (or securities having the same or more favorable rights, privileges and preferences as the shares of Preferred Stock ("Preferred Stock Equivalents")) or securities convertible into Preferred Stock or Preferred Stock Equivalents at a price per share of Preferred Stock or per share of Preferred Stock Equivalents (or having a conversion price per share, if a security convertible into Preferred Stock or Preferred Stock Equivalents) less than the Fair Market Value (as determined pursuant to Section 11(d)) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Preferred Stock Equivalents to be offered (and the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Fair Market Value and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and Preferred Stock Equivalents to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of stock of the Company issuable upon exercise of a Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be the Fair Market Value thereof determined in accordance with Section 11(d). Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)    Distributions.    If the Company shall fix a record date for the making of a distribution to all holders of Preferred Stock (including any such distribution made in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or convertible securities, subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Fair Market Value (as determined pursuant to Section 11(d)) per one one-thousandth of a share of Preferred Stock on such record date, less the Fair Market Value (as determined pursuant to Section 11(d)) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such convertible securities, subscription rights, options or warrants applicable to one one-thousandth of a share of Preferred Stock and the denominator of which shall be the Fair Market Value (as determined pursuant to Section 11(d)) per one one-thousandth of a share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of a Rights be less than the aggregate par value of the shares of stock of the Company issuable upon exercise of a Rights. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would be in effect if such record date had not been fixed.

(d)    Fair Market Value.    For the purpose of this Agreement, the "Fair Market Value" of any share of Preferred Stock, Common Stock or any other stock or any Rights or other security or any other property shall be determined as provided in this Section 11(d).

  (i)    General.    In the case of a publicly-traded stock or other security, the Fair Market Value on any date shall be deemed to be the average of the daily closing prices per share of such stock or per unit of such other security for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii), the Fair Market Value on any date shall be deemed to be the average of the daily closing prices per share of stock or per unit of such other security for the ten (10) consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Fair Market Value per share of any share of stock is determined during a period following the announcement by the issuer of such stock of (x) a dividend or distribution on such stock payable in shares of such stock or securities convertible into shares of such stock or (y) any subdivision, combination or reclassification of such stock, and prior to the expiration of the thirty (30) Trading Day period or ten (10) Trading Day period, as applicable, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Fair Market Value shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE MKT or, if the securities are not listed or admitted to trading on the NYSE MKT, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading; or, if not listed or admitted to trading on any national securities exchange, the last quoted price (or, if not so quoted, the average of the last quoted high bid and low asked prices) in the over-the-counter market, as reported by the OTC Bulletin Board, the Pink Sheets or such other system then in use; or, if on any such date no bids for such security are quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected by the Board of Directors. If on any such date no market maker is making a market in such security, the Fair Market Value of such security on such date shall be determined in good faith by the Board of Directors whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. If the Fair Market Value of the Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or not listed or traded in a manner described above, then the Fair Market Value of the Preferred Stock will be conclusively deemed to be (x) the Fair Market Value of the Common Stock as determined pursuant to this Section 11(d) multiplied by (y) 1,000 (as such number may be appropriately adjusted to reflect any subdivision, combination, consolidation, reverse stock split or reclassification of the Common Stock occurring after the date of this Agreement). If a security (other than the Preferred Stock) is not publicly held or not so listed or traded, or if on any such date such security is not so quoted and no such market maker is making a market in the security, then the Fair Market Value means the fair value per share as determined in good faith by the Board of Directors, after consultation with a nationally recognized investment banking firm, whose determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights.

  (ii)    Property or Other Securities.    In the case of property other than securities, the Fair Market Value thereof shall be determined in good faith by the Board of Directors, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e)    Insignificant Changes.    Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1.0% in the Purchase Price; provided, however , that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock of the Company or ten millionth of a share of Preferred Stock, as the case may be, or to such other figure as the Board of Directors may deem appropriate. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.

(f)    Shares Other Than Preferred Stock.    If as a result of any provision of Section 11(a) or Section 13(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11(a), (b), (c), (d), (e), (g) through (k) and (m), inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g)    Rights Issued Subsequent to Adjustment.    All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities, assets or amount of cash or combination thereof) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)    Effect of Adjustments on Existing Rights.    Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-ten millionth) as the Board of Directors determines is appropriate to preserve the economic value of the Rights, including, by way of example, that number obtained by (i) multiplying (x) the number of one one-thousandths of a share of Preferred Stock for which a Rights may be exercisable immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)    Adjustment in Number of Rights.    The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of shares of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights

Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)    Rights Certificates Unchanged.    Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one ten-thousandth of a share and the number of one ten-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder without prejudice to any adjustment or change.

(k)    Par Value Limitations.    Before taking any action that would cause an adjustment reducing the Purchase Price below the then aggregate par value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock at such adjusted Purchase Price.

(l)    Deferred Issuance.    In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Rights exercised after such record date the number of one one-thousandths of a share of Preferred Stock or other stock, securities, assets or cash of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other stock, securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m)    Reduction in Exercise Price.    Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole and absolute discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock or Common Stock, issuance wholly for cash of any shares of Preferred Stock or Common Stock at less than the Fair Market Value, issuance wholly for cash of shares of Preferred Stock or Common Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, or Common Stock, stock dividends or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Stock or Common Stock, shall not be taxable to such stockholders.

(n)    No Diminishment of Rights.    The Company covenants and agrees that after the Distribution Date it will not, except as permitted by Section 23, Section 24 or Section 28, take (or permit to be taken) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

(o)    Certain Adjustments to Common Stock.    Notwithstanding anything in this Agreement to the contrary, in the event the Company shall at any time after the date of this Agreement and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Stock of the Company payable in shares of Common Stock, (ii) subdivide or split the outstanding Common Stock (other than by the payment of dividends payable in Common Stock) (iii) combine or consolidate the outstanding

Common Stock (by reverse stock split or otherwise) into a lesser number of shares of Common Stock of the Company, or (iv) issue, change or alter any shares of its capital stock in a reclassification or recapitalization of the Common Stock (including any such reclassification or recapitalization in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), then in each such event, except as otherwise provided in this Section 11 or Section 7(e), (A) the number of one one-thousandths of a share of Preferred Stock (or shares of such other capital stock) purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-thousandths of a share of Preferred Stock (or shares of such other capital stock) so purchasable immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock of the Company outstanding immediately prior to such event and the denominator of which is the number of shares of Common Stock of the Company outstanding immediately after such event, (B) the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification will be adjusted so that the Purchase Price thereafter equals the result obtained by multiplying the Purchase Price in effect immediately prior to such time by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such event; provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of such Right, and (C) each share of Common Stock (or shares of capital stock issued in such reclassification of the Common Stock) of the Company outstanding immediately after such event shall have issued with respect to it that number of Rights which each share of Common Stock of the Company outstanding immediately prior to such event had issued with respect to it. Each Share of Common Stock that becomes outstanding after an adjustment has been made pursuant to this Section 11(o) will have issued with it that number of Rights, exercisable at the Purchase Price and for the number of one one-thousandths of a Preferred Share (or shares of such other capital stock), as one share of Common Stock has associated with it immediately following the adjustment made pursuant to this Section 11(o). If an event occurs that would require an adjustment pursuant to both this Section 11(o) and Section 11(a)(ii), then the adjustment provided for in this Section 11(o) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii). The adjustments provided for in this Section 11(o) shall be made successively whenever such a dividend is declared or paid or such a subdivision, split, combination, consolidation or reclassification is effected.

(p)    Adjustment of Rights Associated with Certain Distributions.    Other than in connection with a transaction contemplated by Section 11(o), in the event that the Company, at any time after the date of this Agreement and prior to the Distribution Date, issues or distributes any securities or assets in respect of Common Stock (other than (A) a distribution or dividend of its capital stock and (B) pursuant to any non-extraordinary periodic cash dividend), then the Company will make such adjustments, if any, in the Purchase Price or the number of Rights or securities or other property purchasable upon exercise of Rights as the Board of Directors, in its sole discretion, may deem to be appropriate under the circumstances in order to adequately protect the interests of the holders of the Rights generally, and the Company and the Rights Agent will amend this Plan as necessary to provide for such adjustments.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares.

Whenever an adjustment is made as provided in Section 11 or Section 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock of the Company a copy of such certificate and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock of the Company) in accordance with Section 26.

Notwithstanding the foregoing, the failure of the Company to make or provide such certification or notice will not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment contained therein and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a)
In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a wholly-owned Subsidiary of the Company in a transaction which is not prohibited by Section 11(n)), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a wholly-owned Subsidiary of the Company in a transaction which is not prohibited by the proviso at the end of the first sentence of Section 11(n)) shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock of the Company shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell, mortgage or otherwise transfer (or one or more of its wholly-owned Subsidiaries shall sell, mortgage or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more of its wholly-owned Subsidiaries in one or more transactions, each of which individually (and together) is not prohibited by the proviso at the end of the first sentence of Section 11(n)), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right (except as provided in Section 7(e)) shall have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, and in lieu of Preferred Shares, such number of validly authorized and issued, fully paid and nonassessable shares of freely tradable Common Stock of the Principal Party (as hereinafter defined in Section 13(b)), free and clear of rights of call or first refusal, liens, encumbrances, transfer restrictions or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Exercise Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, will be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the Fair Market Value (determined pursuant to Section 11(d)) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event, provided, however, that the price per Right so payable and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right will be subject to further adjustment as appropriate in accordance with Section 11(e) to reflect any events covered thereby occurring in respect of the Common Stock of such Principal Party after the occurrence of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale, mortgage or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 shall apply to such Principal Party;

  (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock to permit exercise of all outstanding Rights in accordance with this Section 13(a) and the making of payments in cash and/or other securities in accordance with Section 11(a)(iii)) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; (v) the provisions of Section 11(a)(ii) will be of no effect following the first occurrence of any Section 13 Event; and (vi) upon the subsequent occurrence of any consolidation, merger, sale, exchange, mortgage, transfer or other extraordinary transaction in respect of such Principal Party, each holder of a Right will thereupon be entitled to receive, upon exercise of a Right and payment of the Exercise Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property that such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party must take such steps (including reservation of a sufficient number of shares of its capital stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

(b)    "Principal Party" shall mean

     (i)  in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Stock that has the highest aggregate Fair Market Value (determined pursuant to Section 11(d)), and if no securities are so issued, the Person that is the other party to the merger or consolidation, or, if there is more than one such Person, the Person the Common Stock of which has the highest aggregate Fair Market Value (determined pursuant to Section 11(d)), if the Person that is the other party to the merger does not survive such consolidation or merger, the Person that does survive such consolidation or merger (including the Company if it survives) or the Person resulting from the consolidation or merger; and

    (ii)  in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever Person the Common Stock of which has the highest aggregate Fair Market Value (determined pursuant to Section 11(d));

provided, however, that in any such case described in clauses (i) or (ii) of Section 13(b), (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act ("Registered Common Stock") or such Person is not a corporation, and such Person is a direct or indirect Subsidiary or Affiliate of another Person who has Registered Common Stock outstanding, "Principal Party" shall refer to such other Person; (2) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person but is not a direct or indirect Subsidiary of another Person which has Registered Common Stock outstanding, "Principal Party" shall refer to the ultimate parent entity of such first-mentioned Person; (3) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and one or more of such other Persons has Registered Common Stock outstanding, "Principal Party" shall refer to whichever of such other Persons is the issuer of the Registered Common Stock having the highest aggregate Fair Market Value (determined pursuant to Section 11(d)); and (4) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and none of such other Persons has Registered Common Stock outstanding, "Principal Party" shall refer to whichever ultimate parent entity is the corporation having the greatest stockholders' equity or, if no such ultimate parent entity is a corporation, "Principal Party" shall refer to whichever ultimate parent entity is the entity having the greatest net assets.

(c)    Certain Arrangements.    The Company shall not consummate any Section 13 Event unless prior thereto (x) the Principal Party shall have a sufficient number of authorized shares of its Common Stock, which have not been issued or reserved for issuance, to permit the exercise in full of the Rights in accordance with this Section 13, and (y) the Company and each Principal Party and each other Person who may become a Principal Party as a result of such consolidation, merger, sale or transfer shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Section 13(a) and (b) and further providing that, as soon as practicable after the date of any Section 13 Event, the Principal Party at its own expense will:

     (i)  prepare and file a registration statement under the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, cause such registration statement to become effective as soon as practicable after such filing and cause such registration statement to remain effective (with a prospectus that at all times meets the requirements of the Securities Act) until the Expiration Date;

    (ii)  qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate;

   (iii)  list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or meet the eligibility requirements for listing on an automated quotation system or such other system on which the Common Stock of the Company is then traded;

   (iv)  deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act; and

    (v)  take all other action as may be necessary to allow the Principal Party to issue the securities purchasable upon exercise of the Rights.

(d)     Prohibited Transactions.

     (i)  In case the Principal Party which is to be a party to a transaction referred to in this Section 13 has a provision in any of its authorized securities or in its charter or By-laws or other instrument governing its affairs, which provision would have the effect of (A) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then current Fair Market Value (determined pursuant to Section 11(d)) or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such Fair Market Value, or (B) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 13, then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

    (ii)  Notwithstanding anything to the contrary in this Agreement, the Company hereby agrees with each holder of Rights that it will not consummate or permit to occur any Section 13 Event if (A) at the time or immediately after such Section 13 Event there are any rights, warrants, instruments or securities outstanding, or any agreements or arrangements, that, as a result of the consummation of such Section 13 Event, would eliminate or diminish in any material respect the benefits intended to be afforded by the Rights; (B) all rights of first refusal or preemptive rights in respect of the issuance of Common Stock or common stock equivalents of the Principal Party upon exercise of outstanding Rights have not been irrevocably waived or rendered inapplicable; (C) prior to, simultaneously with or immediately after such Section 13 Event, the stockholders of the Person who constitutes, or would constitute, the Principal Party have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates; or (D) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

(e)    Continued Applicability.    The provisions of this Section 13 will similarly apply to successive mergers, consolidations, sales, exchanges, mortgages, transfers or other extraordinary transactions. In the event that a Section 13 Event occurs at any time after the occurrence of a Section 11(a)(ii) Event, then the Rights that have not theretofore been exercised will thereafter become exercisable in the manner described in Section 13(a) (without taking into account any prior adjustment required by Section 11(a)(ii)).

Section 14. Fractional Rights and Fractional Shares.

(a)    Cash in Lieu of Fractional Rights.    The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(o), or to distribute Rights Certificates which evidence fractional Rights. If the Company elects not to issue such fractional Rights, the Company shall pay, in lieu of such fractional Rights, to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole Right, calculated as of the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

(b)    Cash in Lieu of Fractional Preferred Stock.    The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Interests in fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a shares of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by the Company; provided, however, that such agreement must provide that the holders of such depositary receipts have all of the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the Fair Market Value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the Fair Market Value of one one-thousandth of a share of Preferred Stock shall be one one thousandth of the Fair Market Value of a share of Preferred Stock, calculated as of the Trading Day immediately prior to the date of such exercise or exchange.

(c)    Cash in Lieu of Fractional Shares of Common Stock.    The Company is not required to issue fractions of shares of Common Stock or to distribute certificates that evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised or exchanged as provided herein an amount in cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this Section 14(c), the current market value of a shares of Common Stock will be the Fair Market Value of a shares of Common Stock, calculated as of the Trading Day immediately prior to the date of such exercise or exchange.

(d)    Waiver of Fractional Rights.    The holder of a Rights by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Rights, except as permitted by this Section 14.

(e)    Procedure for Payment.    Whenever a payment for fractional Rights, Preferred Stock or Common Stock is to be made by the Rights Agent pursuant to this Agreement, the Company will (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices or formulas utilized in calculating such payments; and (ii) provide sufficient monies to the Rights Agent to make such payments.

Section 15. Rights of Action.

All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to Sections 18 and 20, are vested in the respective registered holders of the Rights Certificates (or, prior to the Distribution Date, the registered holders of the Common Stock of the Company); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock of the Company), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock of the Company), may, in such registered holder's own behalf and for such registered holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16. Agreement of Rights Holders.    Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Rights that:

  (a)    prior to the Distribution Date, each Right will be transferable only simultaneously and together with the transfer of shares of Common Stock of the Company;

  (b)    after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully completed;

  (c)    subject to Sections 6(a) and 7(f), the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated certificate representing Common Stock of the Company or Book Entry Shares, as applicable) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated certificate representing Common Stock of the Company or Book Entry Shares, as applicable, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and, subject to Section 7(e), neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

  (d)    notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Rights or other Person as the result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligations; provided, however, that the Company must use commercially reasonable efforts to have any such order, decree or ruling lifted or otherwise overturned as promptly as practical;

  (e)    Rights that are Beneficially Owned by certain Persons will, under the circumstances set forth in Section 7(e), become null and void; and

  (f)     this Agreement may be supplemented or amended from time to time in accordance with Section 28.

Section 17. Rights Certificate Holder Not Deemed a Stockholder.

No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 26), or to receive dividends or subscription rights, or otherwise, until the Rights or Rights evidenced by such Rights Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

  (a)    The Company agrees to pay to the Rights Agent such compensation as shall be agreed to in writing between the Company and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and attorney fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The provisions of this Section 18(a) shall survive the expiration of the Rights and the termination of this Agreement.

  (b)    The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate representing Common Stock of the Company, Preferred Stock, or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it in good faith and without gross negligence to be genuine and to be signed and executed by the proper Person or Persons.

  (c)    The Rights Agent shall not be liable for consequential damages under any provision of this Agreement or for any consequential damages arising out of any act or failure to act hereunder. Any liability of the Rights Agent under this Agreement will be limited to the amount of fees paid by the Company to the Rights Agent.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

  (a)    Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may effect a share exchange be consolidated, or any corporation resulting from any merger, share exchange or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. The purchase of all or substantially all of the Rights Agent's assets employed in the performance of this Agreement, or transfer or rights agent services generally, will be deemed to be a merger, share exchange or consolidation for purposes of this Section 19. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

  (b)    In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20. Duties of Rights Agent.    The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

  (a)    The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

  (b)    Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of "Fair Market Value") be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof shall be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights

  Agent to be the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the President, a Vice President, the Treasurer, any Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Rights Agent. Any such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

  (c)    The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

  (d)    The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

  (e)    The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 7(e)) or any adjustment required under the provisions of Sections 11, 13 or 24(c) or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt of a certificate describing any such adjustment furnished in accordance with Section 12), nor shall it be responsible for any determination by the Board of Directors of the Fair Market Value of the Rights or Preferred Stock pursuant to the provisions of Section 14; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock of the Company or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether or not any shares of Common Stock of the Company or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

  (f)     The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

  (g)    The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from any person believed by the Rights Agent to be the Chairman of the Board of Directors, any Vice Chairman of the Board of Directors, the President, a Vice President, the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Company, and is authorized to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

  (h)    The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

  (i)     The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents.

  (j)     No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

  (k)    If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause (1) or clause (2) thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21. Change of Rights Agent.

The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Company by first class mail, provided, however, that in the event the transfer agency relationship in effect between the Company and the Rights Agent with respect to the Common Stock of the Company terminates, the Rights Agent will be deemed to have resigned automatically on the effective date of such termination. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause), effective immediately or on a specified date, by written notice given to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock of the Company and Preferred Stock, and by giving notice to the holders of the Rights Certificates by any means reasonably determined by the Company to inform such holders of such removal (including without limitation, by including such information in one or more of the Company's reports to stockholders or reports or filings with the Securities and Exchange Commission). If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then the incumbent Rights Agent or the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States, the State of Maryland or the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of Maryland or the State of New York), in good standing, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock of the Company and the Preferred Stock, and give notice to the holders of the Rights Certificates by any means reasonably determined by the Company to inform such holders of such appointment (including without limitation, by including such information in one or more of the Company's reports to stockholders or reports or filings with the Securities and Exchange Commission). Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Rights Certificates.

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock of the Company following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock of the Company so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustments shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption.

(a)    Right to Redeem.    The Board of Directors may, at its option, at any time prior to the earlier to occur of (i) the Distribution Date, or (ii) the Close of Business on the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock dividend declared or paid, any split, recapitalization, subdivision or combination of the outstanding shares of Common Stock of the Company or any similar event occurring after the date of this Agreement (such redemption price, as adjusted from time to time, being hereinafter referred to as the "Redemption Price"). Notwithstanding anything to the contrary in this Agreement, the Rights will not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption pursuant to this Section 23 has expired. Such redemption of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board of Director in its sole and absolute discretion may establish. The date on which the Board of Directors elects to make the redemption effective is referred to as the "Redemption Date."

(b)    General Redemption Procedures.    Immediately upon the action of the Board of Directors ordering the redemption of the Rights (or at such later time as the Board of Directors may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Rights so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights in accordance with this Section 23, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock of the Company. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. The failure to given, or any defect in, any notice required by this Section 23 will not affect the legality or validity of the action taken by the Board of Directors or of the redemption.

(c)    Form of Payment of Redemption Price.    The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock of the Company (based on the Fair Market Value of the Common Stock of the Company as of the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors, in its sole discretion, to be at least equivalent to the Redemption Price.

(d)    Discharge of Obligations.    Notwithstanding anything to the contrary in this Agreement, in the event of a redemption pursuant to Section 23(a), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release or making a publicly-available filing with the Securities and Exchange Commission announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the holders of Rights at the addresses of such holders as shown on the transfer books of the Rights Agent or, prior to the Distribution Date, on the transfer books of the Company or the transfer agent for the Common Stock, and upon such action, all outstanding Right Certificates will be void without any further action by the Company.

(e)    Prohibited Purchases.    Notwithstanding anything to the contrary in this Agreement, neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or Section 24 or in connection with the purchase of shares of Common Stock of the Company prior to the Distribution Date.

Section 24. Exchange.

(a)    Exchange of Common Stock for Rights.    The Board of Directors may, at its option, at any time on or after any Person becomes an Acquiring Person, exchange all or part of the then outstanding Rights, whether or not previously exercised (but which exchange shall not include Rights that have become null and void pursuant to the provisions of Section 7(e)) for shares of Common Stock of the Company at an exchange ratio of one share of Common Stock of the Company per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Acquiring Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the shares of Common Stock of the Company then outstanding. Notwithstanding the foregoing, from and after the occurrence of a Section 13 Event, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) will thereafter be exercisable only in accordance with Section 13 and may not be exchanged (or eligible for exchange) pursuant to this Section 24(a).

(b)    Exchange Procedures.    Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock of the Company equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give notice of any such exchange in accordance with Section 27 and shall promptly mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock of the Company for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights. Following the determination to exchange rights pursuant to this Section 24, the Company may implement such procedures as it deems appropriate, in its sole and absolute discretion, to minimize the possibility that any shares of Common Stock (or other consideration) issuable pursuant to this Section 24 are received by Persons whose Rights are null and void pursuant to Section 7(e). Prior to effecting any exchange, the Company may require as a condition thereof, that any registered holder of Rights provide such evidence (including the identity of the Beneficial Owner (or former Beneficial Owner) thereof and the Affiliates or Associates of such Beneficial Owner or former Beneficial Owner) as the Company may reasonably request in order to determine if such Rights are null and void pursuant to Section 7(e). If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, or any Person described in Section 7(e)) and, accordingly, such Rights will be null and void and not exchangeable in connection herewith. Any shares of Common Stock (or other securities) issued at the direction of the Board of Directors pursuant to this Section 24 will be duly and validly authorized and issued and fully paid and nonassesable, and the Company will be deemed to have received as consideration for such issuance a benefit having a calculate that is at least equal to the aggregate par value of the shares of Common Stock (or other securities) so issued. The failure to give, or any defect in, any notice required by this Section 24 will not affect the legality or validity f the action taken by the Board of Directors. The exchange of the Rights pursuant to Section 24(a) may be made effective at such time, on such basis and with such conditions as the Board of Directors, in its sole and absolute discretion, may establish.

(c)    Preferred Stock Substitution.    In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock (or Preferred Stock Equivalent, as such term is defined in Section 11(b)) for Common Stock of the Company exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or Preferred Stock Equivalent) for each share of Common Stock of the Company, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of Common Stock of the Company shall have the same voting rights as one share of Common Stock of the Company.

(d)    Insufficient Shares.    In the event that there shall not be sufficient shares of Common Stock of the Company authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock of the Company for issuance upon exchange of the Rights or alternatively, at the option of the Board of Directors, with respect to each Right (i) pay cash in lieu of issuing Shares of Common Stock in exchange therefor in an amount equal to the product of the Fair Market Value of the Common Stock multiplied by the number of shares of Common Stock for which the Right would otherwise be exchangeable (without regard to whether there were sufficient shares of Common Stock available therefore) (the "Current Exchange Value"); (ii) issue debt or equity securities (or a combination thereof) having a value equal to the Current Exchange Value in lieu of issuing Common Stock in exchange for each such Right, where the value of such securities will be determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors, which determination will be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of Rights; or (iii) deliver any combination of cash, property, Common Stock, Preferred Stock, Common Stock Equivalents, Preferred Stock Equivalents or other securities having a value equal to the Current Exchange Value in exchange for each Right. To the extent that the Company determines that some action need be taken pursuant to this Section 24(d), then the Board of Directors may temporarily suspend the exercisability of the Rights for a period of up to 120 days following the date on which the Board of Directors orders the exchange of Rights pursuant to Section 24(a) in order to seek any authorization of additional shares of Common Stock or to decide the appropriate form of distribution to be made pursuant to the above provision and to determine the value thereof. Upon any such suspension, the Company will issue a public announcement stating, and notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement, and notify the Rights Agent in writing, at such time as the suspension is no longer in effect.

(e)    Fractional Shares.    The Company shall not be required to issue fractions of Common Stock of the Company or to distribute certificates which evidence fractional shares of Common Stock of the Company. If the Company elects not to issue such fractional shares of Common Stock of the Company, the Company shall pay, in lieu of such fractional shares of Common Stock of the Company, to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock of the Company would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole share of Common Stock of the Company. For the purposes of this paragraph (e), the Fair Market Value of a whole share of Common Stock of the Company shall be the closing price of a share of Common Stock of the Company (as determined pursuant to the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date the Board of Directors ordered the exchange of Rights pursuant to this Section 24.

Section 25. Process to Seek Exemption.

Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person beneficially owning 4.99% or more of the then outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock) (a "Requesting Person") may, prior to the Stock Acquisition Date and in accordance with this Section 25, request that the Board of Directors grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an "Exempt Person" under subsection (v) of the definition thereof in Section 1 for purposes of this Agreement (an "Exemption Request"). An Exemption Request shall be in proper form and shall be delivered by overnight delivery service or registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock (or in the case of an Existing Holder, additional shares of Common Stock) and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board of Directors shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board of Directors to make a determination within such period shall be deemed to constitute the denial by the Board of Directors of the Exemption Request. The

Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board of Directors and its advisors to assist the Board of Directors in making its determination. For purposes of considering the Exemption Request, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code. The Board of Directors shall only grant an exemption in response to an Exemption Request if the Board of Directors determines in its sole and absolute discretion that the acquisition of Beneficial Ownership of shares of Common Stock by the Requesting Person (A) will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board of Directors), in each case as and to the extent the Board of Directors shall determine necessary or desirable to provide for the protection of the Company's Tax Benefits. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board of Directors' determination with respect thereto, unless the information contained in the Exemption Request or the Board of Directors' determination with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by directors serving on the Board of Directors, or a duly constituted committee thereof, who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board of Directors for purposes of such Exemption Request.

Section 26. Notice of Certain Events.

(a)    Certain Distributions.    In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with, or to effect any sale, mortgage or other transfer (or to permit one or more of its Subsidiaries to effect any sale, mortgage or other transfer), in one transaction or a series of related transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than a Subsidiary of the Company in one or more transactions each of which is not prohibited by the proviso at the end of the first sentence of Section 11(n)), or (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Stock of the Company payable in Common Stock of the Company or to effect a subdivision, combination or consolidation of the Common Stock of the Company (by reclassification or otherwise than by payment of dividends in Common Stock of the Company) then in each such case, the Company shall give to each holder of a Rights Certificate and to the Rights Agent, in accordance with Section 27, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock of the Company and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock of the Company and/or Preferred Stock, whichever shall be the earlier; provided, however, no such notice shall be required pursuant to this Section 26 as a result of any Subsidiary of the Company effecting a consolidation or merger with or into, or effecting a sale or other transfer of assets or earnings power to, any other Subsidiary of the Company in a manner not inconsistent with the provisions of this Agreement.

(b)    Certain Events.    In case any Triggering Event shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to each registered holder of a Rights Certificate and to the Rights Agent, in accordance with Section 27, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) or Section 13.

Section 27. Notices.    Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if in writing sent by first-class mail, postage prepaid, by facsimile transmission (when such fax is transmitted to the fax number set forth below and confirmation of transmission is received) or by nationally-recognized overnight courier addressed (until another address is filed in writing with the Rights Agent) as follows:

  Impac Mortgage Holdings, Inc.
  19500 Jamboree Road
  Irvine, California 92612
  Facsimile: 949-475-3969
  Attention: General Counsel

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, by facsimile transmission (when such fax is transmitted to the fax number set forth below and confirmation of transmission is received) or by nationally-recognized overnight courier addressed (until another address is filed in writing with the Company) as follows:

  American Stock Transfer & Trust Company, LLC
  6201 15 th Avenue
  Brooklyn, NY 11219
  Facsimile: 718-921-8200
  Attention: General Counsel

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, prior to the Distribution Date, to the holder of any certificate representing shares of Common Stock of the Company) shall be sufficiently given or made if sent by recognized national overnight delivery service or first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company. Any notice that is sent or mailed in the manner herein provided will be deemed given whether or not the holder receives the notice. Notwithstanding anything to the contrary in this Agreement, prior to the Distribution Date, the issuance of a press release or the making of a publicly-available filing by the Company with the Securities and Exchange Commission will constitute sufficient notice by the Rights Agent or the

Company to the holders of securities of the Company, including the Rights, for all purposes of this Agreement and no other notice need be given.

Section 28. Supplements and Amendments.

Prior to the occurrence of a Distribution Date, the Company may in its sole and absolute discretion and the Rights Agent shall, if the Board of Directors so directs, supplement or amend any provision of this Agreement as the Board of Directors may deem necessary or desirable without the approval of any holders of certificates representing shares of Common Stock of the Company. From and after the occurrence of a Distribution Date, the Company and the Rights Agent shall, if the Board of Directors so directs, supplement or amend this Agreement without the approval of any holder of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or otherwise defective, including any change in order to satisfy any applicable law, rule or regulation, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereof in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person or Any Person described in Section 7(e)); provided, however, that this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, provided further, however, that the right of the Board of Directors to extend the Distribution Date does not require any amendment or supplement hereunder. Upon the delivery of such certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 28, the Rights Agent shall execute such supplement or amendment, and any failure of the Rights Agent to so execute such supplement or amendment shall not affect the validity of the actions taken by the Board of Directors pursuant to this Section 28; provided, that any supplement or amendment that does not amend Section 18, Section 19, Section 20 or Section 21 or this Section 28 or any other Section of this Plan in a manner that is adverse to the Rights Agent will become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. Prior to the occurrence of a Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock of the Company. Notwithstanding any other provision hereof, the Rights Agent's consent must be obtained regarding any amendment or supplement pursuant to this Section 28 which alters the Rights Agent's rights or duties.

Section 29. Successors.

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 30. Determinations and Actions by the Board of Directors.

The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations and computations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons, and (y) not subject any member of the Board of Directors to any liability to any Person, including the Rights Agent and the holders of the Rights. In administering this Agreement, and exercising the right and powers specifically granted to the Board of Directors and to the Company hereunder, and in interpreting this Agreement and making any determination hereunder, the Board of Directors (or an authorized committee thereof) may consider any and all facts, circumstances or information that it deems to be necessary, useful or appropriate.

Section 31. Benefits of this Agreement.

Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Stock of the Company) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock of the Company).

Section 32. Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines in good faith that severing the invalid language from the Agreement would adversely affect the purpose or effect of the Agreement, the right of redemption set forth in Section 23 shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board of Directors.

Section 33. Governing Law.

This Agreement and the Rights issued hereunder shall be governed by and construed in accordance with the internal laws of Maryland without regard to the principles of conflicts of laws; provided, however, that all provisions regarding the rights, obligations, duties and immunities of the Rights Agent shall be governed by and construed in accordance with, the laws of the State of New York. The courts of the State of Maryland and of the United States of America located in the State of Maryland (the "Maryland Courts") shall have exclusive jurisdiction over any suit, action or proceeding arising out of or relating to or concerning this Agreement and the transactions contemplated hereby, and any Person commencing or otherwise involved in any such litigation shall waive any objection to the laying of venue of such litigation in the Maryland Courts and shall not plead or claim in any Maryland Court that such litigation brought therein has been brought in an inconvenient forum. The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Stock) each hereby waive, to the fullest extent permitted by applicable law, any objection that they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 33 (or the appellate courts thereof). The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Shares of Common Stock) each hereby agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court will be conclusive and binding upon such Persons. Notwithstanding the foregoing, the Company and the Rights Agent may mutually agree to a jurisdiction other than Maryland for any litigation directly between the Company and the Rights Agent arising out of or relating to this Agreement.

Section 34. Counterparts.

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically (including by fax and .pdf) will have the same authority, effect and enforceability as an original signature. No party hereto may raise the use of such electronic transmission to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Section 35. Descriptive Headings.

Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 36. Force Majeure.

Notwithstanding anything to the contrary contained herein, neither the Company nor the Rights Agent shall be liable for any delay or failure in performance resulting directly from any act or event beyond its reasonable control and without the fault or gross negligence of the delayed or non-performing party that causes a sudden, substantial or widespread disruption in business activities, including, without limitation, fire, flood, natural disaster or act of God, strike or other industrial disturbance, war (declared or undeclared), embargo, blockade, legal restriction, riot, insurrection, act of terrorism, disruption in transportation, communications, electric power or other utilities, or other vital infrastructure or any means of disrupting or damaging internet or other computer networks or facilities (each, a "Force Majeure Condition"); provided, that such delayed or non-performing party shall use reasonable commercial efforts to resume performance as soon as practicable. If any Force Majeure Condition occurs, the party delayed or unable to perform shall give prompt written notice to the other party, stating the nature of the Force Majeure Condition and any action being taken to avoid or minimize its effect.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as an instrument under seal and attested, all as of the day and year first above written.

ATTEST:			IMPAC MORTGAGE HOLDINGS, INC.
By:	/s/ NIMA J. VAHDAT		By:	/s/ GEORGE MANGIARACINA
	Name:	Nima J. Vahdat		Name:	George Mangiaracina
	Title:	General Counsel		Title:	Chief Executive Officer

Signature Page to Tax Benefits Preservation Rights Agreement

ATTEST:		AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent
By:		By:	/s/ MICHAEL A. NESPOLI
	Name:		Name:	Michael A. Nespoli
	Title		Title	Executive Director

Signature Page to Tax Benefits Preservation Rights Agreement

 Exhibit A

IMPAC MORTGAGE HOLDINGS, INC.

ARTICLES SUPPLEMENTARY

SERIES A-1 JUNIOR PARTICIPATING PREFERRED STOCK

 IMPAC MORTGAGE HOLDINGS, INC.

ARTICLES SUPPLEMENTARY

SERIES A-1 JUNIOR PARTICIPATING PREFERRED STOCK

Impac Mortgage Holdings, Inc., a Maryland corporation (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: Under a power contained in Article VI of the charter of the Corporation (the "Charter"), the Board of Directors of the Corporation (the "Board"), by duly adopted resolutions, reclassified and designated 2,500,000 shares of the authorized but unissued shares of Series A Junior Participating Preferred Stock of the Corporation, $0.01 par value per share, as shares of Series A-1 Junior Participating Preferred Stock, $0.01 par value per share, with the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, which, upon any restatement of the Charter, shall become part of Article VI of the Charter, with any necessary or appropriate renumbering or relettering of the sections or subsections hereof:

Section 1.    Designation and Amount.    The shares of such series shall be designated as "Series A-1 Junior Participating Preferred Stock" (the "Series A-1 Preferred Stock") and the number of shares constituting such series shall be 2,500,000. Such number of shares may be increased or decreased by resolution of the Board in accordance with the Charter; provided, that no decrease shall reduce the number of shares of Series A-1 Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A-1 Preferred Stock.

Section 2.    Dividends and Distributions.

(A)   (i) Subject to the rights of the holders of any shares of any class or series of preferred stock of the Corporation, $0.01 par value per share (the "Preferred Stock") (or any similar stock) ranking prior and superior to the Series A-1 Preferred Stock with respect to dividends, the holders of shares of Series A-1 Preferred Stock, in preference to the holders of shares of Common Stock of the Corporation, par value $0.01 per share ("Common Stock") and of any other class or series of stock ranking junior to the Series A-1 Preferred Stock, shall be entitled to receive, when, as and if authorized by the Board and declared by the Corporation out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A-1 Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $0.01 or (b) subject to the provisions for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A-1 Preferred Stock. The multiple of cash and non-cash dividends declared on the Common Stock to which holders of the Series A-1 Preferred Stock are entitled, which shall be 1,000 initially but which shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Dividend Multiple." In the event the Corporation shall at any time after September 3, 2013 (the "Rights Declaration Date") (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or

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combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the Dividend Multiple thereafter applicable to the determination of the amount of dividends which holders of shares of Series A-1 Preferred Stock shall be entitled to receive shall be the Dividend Multiple applicable immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

    (ii)  Notwithstanding anything else contained in this paragraph (A), the Corporation shall, out of funds legally available for that purpose, declare a dividend or distribution on the Series A-1 Preferred Stock as provided in this paragraph (A) immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $0.01 per share on the Series A-1 Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(B)   Dividends shall begin to accrue and be cumulative on outstanding shares of Series A-1 Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A-1 Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A-1 Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A-1 Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix in accordance with applicable law a record date for the determination of holders of shares of Series A-1 Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than such 90 days prior to the date fixed for the payment thereof.

Section 3.    Voting Rights.    The holders of shares of Series A-1 Preferred Stock shall have the following voting rights:

  (A)   Subject to the provision for adjustment hereinafter set forth, each share of Series A-1 Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. The number of votes which a holder of a share of Series A-1 Preferred Stock is entitled to cast, which shall initially be 1,000 but which may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Vote Multiple." In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Series A-1 Preferred Stock shall be entitled shall be the Vote Multiple immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such

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  event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

  (B)   Except as otherwise provided in the Charter or by law, the holders of shares of Series A-1 Preferred Stock and the holders of shares of Common Stock and the holders of shares of any other stock of this Corporation having general voting rights, shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

  (C)   (i) Whenever, at any time or times, dividends payable on any shares of Series A-1 Preferred Stock shall be in arrears in an amount equal to at least six full quarter dividends (whether or not declared and whether or not consecutive), the holders of record of the outstanding shares of Series A-1 Preferred Stock shall have the exclusive right, voting separately as a single class, to elect two directors of the Corporation at a special meeting of stockholders of the Corporation or at the Corporation's next annual meeting of stockholders, and at each subsequent annual meeting of stockholders, as provided below.

      (ii)  Upon the vesting of such right of the holders of shares of Series A-1 Preferred Stock, the maximum authorized number of members of the Board of Directors shall automatically be increased by two and the two vacancies so created shall be filled by vote of the holders of the outstanding shares of Series A-1 Preferred Stock as hereinafter set forth. A special meeting of the stockholders of the Corporation then entitled to vote shall be called by the Chairman of the Board, Chief Executive Officer or President of the Corporation or the Secretary of the Corporation, if requested in writing by the holders of record of not less than 10% of the shares of Series A-1 Preferred Stock then outstanding. At such special meeting, or, if no such special meeting shall have been called, then at the next annual meeting of stockholders of the Corporation, the holders of the shares of Series A-1 Preferred Stock shall elect, voting as above provided, two directors of the Corporation to fill the aforesaid vacancies created by the automatic increase in the number of members of the Board of Directors. Notice of the meeting and of any annual meeting at which holders of Series A-1 Preferred Stock are entitled to vote pursuant to this paragraph (C)(ii) shall be given to each holder of record of Series A-1 Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. The meeting shall be called for a time not earlier than 10 days and not later than 90 days after the order or request or, in default of the calling of the meeting, within 90 days after the order or request, the meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than 5% of the shares of Series A-1 Preferred Stock then outstanding. Notwithstanding the provisions of this paragraph (c)(ii), no such special meeting shall be called during the period within 90 days immediately preceding the date fixed for the next annual meeting of the stockholders.

     (iii)  At any and all meetings for the election of directors by holders of shares of Series A-1 Preferred Stock, the holders of a majority of the outstanding shares of Series A-1 Preferred Stock shall be necessary to constitute a quorum for such election, whether present in person or proxy, and such two directors shall be elected by a plurality of the votes cast by the holders of Series A-1 Preferred Stock. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C). Any director elected by holders of shares of Series A-1 Preferred Stock pursuant to this Section 3(C) may be removed at any annual or special meeting, by vote of a majority of the outstanding shares of Series A-1 Preferred Stock, with or without cause. In case any vacancy shall occur among the directors elected by the holders of shares of Series A-1 Preferred Stock pursuant to this Section 3(C), such vacancy may be filled by the remaining

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    director so elected, or his successor then in office, and the director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of directors.

     (iv)  The right of the holders of shares of Series A-1 Preferred Stock, voting separately as a class, to elect two members of the Board as aforesaid shall continue until, and only until, such time as all arrears in dividends (whether or not declared) on the Series A-1 Preferred Stock shall have been paid or declared and set apart for payment, at which time such right shall terminate, subject to revesting in the event of each and every subsequent default of the character above-mentioned. Upon any termination of the right of the holders of the Series A-1 Preferred Stock as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the holders of shares of Series A-1 Preferred Stock pursuant to this Section 3(C) shall terminate immediately and the number of directors shall be reduced accordingly. The voting rights granted by this Section 3(C) shall be in addition to any other voting rights granted to the holders of the Series A-1 Preferred Stock in this Section 3.

(D)   Except as set forth herein, holders of Series A-1 Preferred Stock shall have no voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.    Certain Restrictions.

(A)   Whenever dividends or distributions payable on the Series A-1 Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A-1 Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

     (i)  declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A-1 Preferred Stock;

    (ii)  declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A-1 Preferred Stock, except dividends paid ratably on the Series A-1 Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

   (iii)  except as permitted in subsection 4(A)(iv) below, redeem, purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A-1 Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A-1 Preferred Stock; or

   (iv)  redeem, purchase or otherwise acquire for consideration any shares of Series A-1 Preferred Stock, or any shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A-1 Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

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(B)   The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subsection (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.    Reacquired Shares.    Any shares of Series A-1 Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall become authorized but unissued shares of Preferred Stock without designation as to Series A-1 and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth in the Charter or otherwise required by law.

Section 6.    Liquidation, Dissolution or Winding Up.    Upon any liquidation, dissolution or winding up of the Corporation (voluntary or otherwise), no distribution shall be made (x) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A-1 Preferred Stock unless, prior thereto, the holders of shares of Series A-1 Preferred Stock shall have received an amount (the "Series A-1 Liquidation Preference") equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $1,000.00 per share or (2) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of all cash or other property to be distributed per share to holders of Common Stock upon such liquidation, dissolution or winding up of the Corporation, or (y) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A-1 Preferred Stock, except distributions made ratably on the Series A-1 Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount per share to which holders of shares of Series A-1 Preferred Stock were entitled immediately prior to such event under clause (x) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

In the event, however, that there are not sufficient assets available to permit payment in full of the Series A-1 Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A-1 Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A-1 Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

Neither the consolidation of nor merging of the Corporation with or into any other entity or entities, nor the sale or other transfer of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

Section 7.    Consolidation, Merger, etc.    In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A-1 Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to

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1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged, plus accrued and unpaid dividends, if any, payable with respect to the Series A-1 Preferred Stock. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A-1 Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8.    Redemption.    The shares of Series A-1 Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted by the Charter (including this Articles Supplementary) or by law.

Section 9.    Ranking.    Any class or series of shares of stock of the Corporation shall be deemed to rank: (A) prior to the Series A-1 Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series A-1 Preferred Stock, or they are the Corporation's 9.375% Series B Cumulative Redeemable Preferred Stock or 9.125% Series C Cumulative Redeemable Preferred Stock; (B) on a parity with the Series A-1 Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series A-1 Preferred Stock, if the holders of such class or series and the Series A-1 Preferred Stock shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other; or (C) junior to the Series A-1 Preferred Stock, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up.

Section 10.    Fractional Shares.    Series A-1 Preferred Stock may be issued in whole shares or in any fraction of a share that is one one-thousandth (1/1,000th) of a share or any integral multiple of such fraction, which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A-1 Preferred Stock. In lieu of fractional shares, the Corporation may elect to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-thousandth (1/1,000th) of a share or any integral multiple thereof.

Section 11.    Amendment.    At any time any shares of Series A-1 Preferred Stock are outstanding, the Charter and the foregoing Sections 1 through 10, inclusive, and this Section 11 shall not be amended in any manner, including by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series A-1 Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A-1 Preferred Stock, voting separately as a class.

SECOND: The Series A-1 Preferred Stock has been classified and designated by the Board of Directors under the authority contained in the Charter.

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THIRD: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

FOURTH: The undersigned officer of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to by its Secretary as of the 3rd day of September, 2013.

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 Exhibit B

FORM OF RIGHTS CERTIFICATE

Certificate No. R-                  Rights

NOT EXERCISABLE AFTER OCTOBER 22, 2022 OR EARLIER IF NOTICE OF REDEMPTION IS GIVEN OR THE RIGHTS ARE TERMINATED IN ACCORDANCE WITH SECTION 7(a) OF THE RIGHTS AGREEMENT (DEFINED BELOW). THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF IMPAC MORTGAGE HOLDINGS, INC., AT $0.001 PER RIGHT, ON THE TERMS SET FORTH IN THE TAX BENEFITS PRESERVATION RIGHTS AGREEMENT BETWEEN IMPAC MORTGAGE HOLDINGS, INC. AND AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, AS RIGHTS AGENT, DATED AS OF OCTOBER 23, 2019 (THE "RIGHTS AGREEMENT"). UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.

Rights Certificate

IMPAC MORTGAGE HOLDINGS, INC.

This certifies that                           , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Rights Agreement dated as of October 23, 2019 (the "Rights Agreement") between Impac Mortgage Holdings, Inc., a Maryland corporation (the "Company"), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the close of business on November 5, 2019 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of the Series A-1 Junior Participating Preferred Stock (the "Preferred Stock") of the Company, at a purchase price of $45.00 per one one-thousandth of a share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and the related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of             , based on the Preferred Stock as constituted at such date.

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights, the shares of Common Stock of the Company associated with such Rights or the Company, or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e) of the Rights Agreement, (iv) any subsequent transferee receiving transferred Rights as described in subsections (ii)

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or (iii) above, either directly or through one or more intermediate transferees, or (v) any nominee of any of the foregoing, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Rights Agreement, the Purchase Price and the number of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal office of the Company and the designated office of the Rights Agent and are also available upon written request to the Company or the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Rights Certificate or Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Certificates for the number of whole Rights not exercised. If this Rights Certificate shall be exercised in whole or in part pursuant to Section 11(a)(ii) of the Rights Agreement, the holder shall be entitled to receive this Rights Certificate duly marked to indicate that such exercise has occurred as set forth in the Rights Agreement.

Under certain circumstances, subject to the provisions of the Rights Agreement, the Board of Directors at its option may cause the Company to exchange all or any part of the Rights evidenced by this Certificate for shares of the Company's Common Stock or Preferred Stock at an exchange ratio (subject to adjustment) specified in the Rights Agreement.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Board of Directors at its option at a redemption price of $0.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors).

The Company is not obligated to issue fractional shares of stock upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts). If the Company elects not to issue such fractional shares, in lieu thereof a cash payment will be made, as provided in the Rights Agreement. The Company, at its election, may require that a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the number of one one thousandths of shares of Preferred Stock, Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders

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(except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company as a document under corporate seal.

ATTESTED:		IMPAC MORTGAGE HOLDINGS, INC.
By:		By:
	Name:		Name:
	Title		Title
Countersigned:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
By:
Name:
Title:

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 [Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED                           hereby sells, assigns and transfers unto                           (Please print name and address of transferee)                            this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                           Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:                           ,

Signature

Signature Guaranteed:*

*
Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level satisfactory to the Rights Agent. a notary public is not sufficient.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

  (1)
  the Rights evidenced by this Rights Certificate ☐ are ☐ are not being transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

  (2)
  after due inquiry and to the best knowledge of the undersigned, the undersigned ☐ did ☐ did not directly or indirectly acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated: ,	Signature

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

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 FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to
exercise the Rights Certificate.)

To IMPAC MORTGAGE HOLDINGS, INC.:

The undersigned hereby irrevocably elects to exercise                           Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of:

Please insert social security or other identifying taxpayer number:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate or if the Rights are being exercised pursuant to Section 11(a)(ii) of the Rights Agreement, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying taxpayer number:

(Please print name and address)

Dated: ,	Signature

Signature Guaranteed:*

*
Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level satisfactory to the Rights Agent. a notary public is not sufficient.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

  (1)    the Rights evidenced by this Rights Certificate ☐ are ☐ are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

  (2)    after due inquiry and to the best knowledge of the undersigned, the undersigned ☐ did ☐ did not directly or indirectly acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

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Dated: ,	Signature

Signature Guaranteed:*

*
Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level satisfactory to the Rights Agent. a notary public is not sufficient.

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

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 Exhibit C

FORM OF
SUMMARY OF RIGHTS

SUMMARY OF
TAX BENEFIT PRESERVATION PLAN
OF
IMPAC MORTGAGE HOLDINGS, INC.

On October 23, 2019, Impac Mortgage Holdings, Inc. (the "Company") entered into a Tax Benefits Preservation Rights Agreement (the "Rights Agreement") with American Stock Transfer & Trust Company, LLC, as rights agent (the "Rights Agent"), and the Board of Directors (the "Board") of the Company have authorized and declared a dividend distribution of one right (a "Right") for each outstanding share of common stock, par value $0.01 per share (the "Common Stock"), of the Company to stockholders of record as of the close of business on November 5, 2019 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A-1 Participating Preferred Stock, par value $0.01 per share (the "Preferred Stock"), of the Company at an exercise price of $45.00 per one one-thousandth of a Preferred Share, subject to adjustment (the "Purchase Price"). The complete terms of the Rights are set forth in the Rights Agreement.

By adopting the Rights Agreement, the Board is helping to preserve the value of certain deferred tax benefits, including those generated by net operating losses (collectively, the "Tax Benefits"). In general, the Company may "carry forward" net operating losses in certain circumstances to offset current and future taxable income, which will reduce federal and state income tax liability, subject to certain requirements and restrictions. The Rights Agreement also has certain ancillary anti-takeover effects.

The Tax Benefits can be valuable to the Company. However, the Company's ability to use these Tax Benefits would be substantially limited and impaired if it were to experience an "ownership change" for purposes of Section 382 of the Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. Generally, the Company will experience an "ownership change" if the percentage of the shares of Common Stock owned by one or more "five-percent shareholders" increases by more than 50 percentage points over the lowest percentage of shares of Common Stock owned by such stockholder at any time during the prior three year on a rolling basis. The Rights Agreement reduces the likelihood that changes in the Company's investor base have the unintended effect of limiting the Company's use of its Tax Benefits. As such, the Rights Agreement has a 4.99% "trigger" threshold that is intended to act as a deterrent to any person or entity seeking to acquire 4.99% or more of the outstanding Common Stock without the prior approval of the Board. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.99% of the Company's stock are not included in the calculation of "ownership change" for purposes of Section 382 of the Code. The Board believes it is in the best interest of the Company and its stockholders that the Company provide for the protection of the Tax Benefits by adopting the

Rights Agreement. The Board has established procedures to consider requests to exempt certain acquisitions of the Company's securities from the Rights Agreement if the Board determines that doing so would not limit or impair the availability of the Tax Benefits or is otherwise in the best interests of the Company.

For those interested in the specific terms of the Rights Agreement, the following is a summary description. Please note, however, that this description is only a summary and is not complete, and should be read together with the entire Rights Agreement, which will be filed by the Company with the

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Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A and a Current Report on Form 8-K. A copy of the Rights Agreement is available free of charge from the Company.

Issuance and Transfer of Rights; Rights Certificates

The Board has declared a dividend of one Right for each outstanding share of Common Stock. Until the Distribution Date (as defined below):

  •
  the Rights will be evidenced by and trade with the certificates for shares of Common Stock (or, with respect to any uncertificated shares of Common Stock registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed;
  •
  new Common Stock certificates issued after the Record Date will contain a legend incorporating the Rights Agreement by reference (for uncertificated shares of Common Stock registered in book entry form, this legend will be contained in a notation in book entry); and
  •
  the surrender for transfer of any certificates for shares of Common Stock (or the surrender for transfer of any uncertificated Shares of Common Stock registered in book entry form) will also constitute the transfer of the Rights associated with such Common Stock.

Distribution Date; Separation of Rights

Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and become separately tradable and exercisable only upon the earlier of:

  (i)
  ten business days (or such later day as the Board may determine) following a public announcement that a person or group of affiliated or associated persons (collectively, an "Acquiring Person") has acquired beneficial ownership of 4.99% or more of the outstanding Common Stock; or

  (ii)
  ten business days (or such later day as the Board may determine) following the announcement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person.

The date on which the Rights separate from the Common Stock and become exercisable is referred to as the "Distribution Date."

As soon as practicable after the Distribution Date, the Company will mail Rights certificates to the Company's stockholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the Common Stock. Thereafter, such Rights certificates alone will represent the Rights.

The definition of "Acquiring Person" contained in the Rights Agreement contains several exemptions, including for (i) the Company or any subsidiary of the Company, (ii) any employee benefit plan of the Company or any subsidiary of the Company, or any person organized, appointed or established by the Company for or pursuant to the terms of any such plan, (iii) any person who becomes the beneficial owner of 4.99% or more of the shares of the Common Stock then outstanding as a result of a reduction in the number of shares of Common Stock by the Company or a stock dividend, stock split, reverse stock split or similar transaction, (iv) any person who becomes the beneficial owner of 4.99% or more of the shares of Common Stock of the Company then outstanding solely as a result of the initial grant or vesting of any options, warrants, rights or similar interest, (v) any Existing Holder (as defined below), (vi) any person who becomes the beneficial owner of 4.99% or more of the outstanding shares of Common Stock as a result of the acquisition of shares of Common Stock directly from the Company, as

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long as, prior to the acquisition of shares of Common Stock directly from the Company, the Company has been apprised in writing by such person of the number of shares of Common Stock beneficially owned by such person immediately prior to any such acquisition, and (vii) any person that the Board has affirmatively determined shall not be deemed an Acquiring Person.

The Rights Agreement also includes a procedure whereby the Board will consider requests to exempt certain acquisitions of Common Stock from the applicable ownership trigger if the Board determines that the requested acquisition will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits, or is in the best interests of the Company despite the fact it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability of the Tax Benefits.

Rights Holders Have No Rights as Stockholder Until Right Is Exercised

Until a Right is exercised, the holder of such Right will have no rights as a stockholder of the Company (beyond those possessed as an existing stockholder), including, without limitation, the right to vote or to receive dividends with respect to the Right.

Existing Holders

The Rights Agreement provides that any person or entity who otherwise would be an Acquiring Person on the date the Rights Agreement was adopted (each, an "Existing Holder") will not be deemed to be an "Acquiring Person" for purposes of the Rights Agreement unless such Existing Holder increases its beneficial ownership over such Existing Holder's lowest percentage of ownership of the Common Stock after the adoption of the Rights Agreement, subject to specified exceptions.

Preferred Shares Purchasable Upon Exercise of Right

After the Distribution Date, each Right will entitle the holder to purchase, for $45.00 (the "Purchase Price"), one one-thousandth of a Preferred Share having economic and other terms similar to that of one Share of Common Stock. This portion of a Preferred Share is intended to give the stockholder approximately the same dividend, voting and liquidation rights as would one Share of Common Stock, and should approximate the value of one Share of Common Stock.

More specifically, each one one-thousandth of a Preferred Share, if issued, will:

  •
  not be redeemable;
  •
  entitle holders to quarterly dividend payments of $0.00001 per share, or an amount equal to the dividend paid on one share of Common Stock, whichever is greater;
  •
  entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one share of Common Stock, whichever is greater;
  •
  have the same voting power as one share of Common Stock; and
  •
  entitle holders to a per share payment equal to the payment made on one Share of Common Stock if the Shares of Common Stock are exchanged via merger, consolidation or a similar transaction.

"Flip-in" Rights

At any time after a Distribution Date has occurred, each holder of a Right, other than the Acquiring Person, will thereafter have the right to receive, upon paying the Purchase Price and in lieu of a number of one one-thousandths of a share of Preferred Stock, Common Stock (or, in certain circumstances, cash or other of our securities) having a market value equal to two times the Purchase Price of the Right.

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However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below. Following the occurrence of an event set forth above, all Rights that are or, under certain circumstances specified in the Rights Agreement, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.

"Flip-over" Rights

In the event any person or group becomes an Acquiring Person and the Company merges into or engages in certain other business combinations with an Acquiring Person, or 50% or more of the Company's consolidated assets or earning power are sold to an Acquiring Person, each holder of a Right (other than void Rights owned by an Acquiring Person) will thereafter have the right to receive, upon payment of the Purchase Price, common stock of the acquiring company that at the time of such transaction will have a market value equal to two times the Purchase Price of the Right.

Exchange of Rights

At any time after a person becomes an Acquiring Person, in lieu of allowing the "flip-in" to occur, the Board may exchange the Rights (other than void Rights owned by an Acquiring Person), in whole or in part, at an exchange ratio of one share of the Common Stock (or, under certain circumstances, cash, property or other securities of the Company, including fractions of a share of preferred stock) per Right (subject to adjustment). Notwithstanding the foregoing, the Board may not conduct such an exchange at any time any person (other than the Company or certain entities affiliated with the Company) together with such person's affiliates or associates becomes the beneficial owner of 50% or more of the Common Stock.

Redemption of Rights

At any time prior to a Distribution Date, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right and on such terms and conditions as the Board may establish. Immediately upon the action of the Board ordering redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend or a stock split.

Expiration Date of the Rights

The Rights will expire on the earliest of:

  •
  11:59 P.M. (New York City time) on October 22, 2022, the three-year anniversary of adoption of the Rights Agreement;
  •
  the time at which the Rights are redeemed or exchanged under the Rights Agreement;
  •
  the final adjournment of the Company's 2020 annual meeting of stockholders if stockholders fail to approve the Rights Agreement with a majority of the votes cast by holders of shares of common stock at the 2020 annual meeting of stockholders;
  •
  the repeal of Section 382 or any successor statute, if the Board determines that the Plan is no longer necessary for the preservation of Tax Benefits;
  •
  the beginning of a taxable year with respect to which the Board determines that no Tax Benefits may be carried forward; or
  •
  such time when the Board determines that a limitation on the use of Tax Benefits under Section 382 would no longer be material to the Company.

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Amendment of Rights

The terms of the Rights may be amended by a resolution of the Board without the consent of the holders of the Rights prior to the Distribution Date. Thereafter, the terms of the Rights and the Rights Agreement may be amended without the consent of the holders of Rights in order to (i) cure any ambiguities, (ii) shorten or lengthen any time period pursuant to the Rights Agreement or (iii) make changes that do not adversely affect the interests of holders of the Rights.

Anti-Dilution Provisions

The Board may adjust the Purchase Price, the number of shares of Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Stock or Common Stock.

With certain exceptions, no adjustments to the Purchase Price will be made until the cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Stock.

Taxes

The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.

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IMPAC MORTGAGE HOLDINGS, INC. Annual Meeting of Stockholders June 23, 2020 9:00 AM This proxy is solicited by the Board of Directors The undersigned stockholder(s) of Impac Mortgage Holdings, Inc., a Maryland corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 1, 2020, and hereby appoints George A. Mangiaracina and Nima J. Vahdat, or either of them acting singly in the absence of the other, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Impac Mortgage Holdings, Inc. to be held on June 23, 2020, at 9:00 a.m. Pacific Daylight Time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY (Continued, and to be marked, dated and signed, on the other side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 23, 2020. The Proxy Statement and our 2019 Annual Report to Stockholders are available at: http://www.viewproxy.com/impaccompanies/2020

The Board of Directors recommends you vote FOR the following: proposals 2, 3, 4 and 5 The Board of Directors recommends you vote FOR  WITHHOLD ALL   FOR ALL EXCEPT  1. Election of Directors Nominees: 01 Thomas B. Akin 02 Katherine J. Blair 03 Frank P. Filipps 04 Stewart B. Koenigsberg 05 George A. Mangiaracina 2. Approval of 2020 Equity Incentive Plan. FOR ALL   FOR  AGAINST  ABSTAIN 3. Approval, on an advisory basis, of the compensation of named executive officers.  FOR  AGAINST  ABSTAIN 4. Approval of the Tax Benefits Rights Preservation Agreement.  FOR  AGAINST  ABSTAIN 5. Ratification of the appointment of Squar Milner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.  FOR  AGAINST  ABSTAIN To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof. I plan on attending the meeting  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Date: , 2020 Signature Signature (if held jointly) CONTROL NUMBER For address change/comments, mark here.  (see reverse for instructions) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone Vote Your Proxy by Mail: Use any touch-tone proxy card, then detach it, paid envelope provided. to vote your shares. MAIL Mark, sign, and date your and return it in the postage-TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 804-9616 telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions INTERNET Vote Your Proxy on the Internet: Go to www.aalvote.com/IMH Have your proxy card available when you access the abovewebsite. Follow the prompts to vote your shares.